UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-4.96%	8.16%	10.19%
Service Class	-5.09%	8.04%	10.08%
Service Class 2	-5.25%	7.88%	9.91%
Investor Class	-5.02%	8.07%	10.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager Ramona Persaud:
For the year, the fund's share classes returned roughly -5%, outperforming the -7.98% result of the benchmark Russell 3000 ® Value Index. The top contributor to performance versus the benchmark were stock picks in health care. Also boosting performance was an underweighting in real estate and an overweighting in energy. The fund's biggest individual relative contributor was an overweighting in Exxon Mobil, which gained about 87% the past year. The company was among our biggest holdings. Also bolstering performance was our outsized stake in Eli Lilly, which gained 34%. Avoiding Meta Platforms, a benchmark component that returned roughly -29%, also helped relative performance. Conversely, the largest detractor from performance versus the benchmark was stock selection in the consumer staples sector, primarily within the food, beverage & tobacco industry. An overweighting in information technology also hindered relative performance. Also hampering the fund's relative performance were stock picks in the financials sector, especially within the diversified financials industry. Not owning Chevron, a benchmark component that gained about 58%, was the largest individual relative detractor. Another notable relative detractor was an out-of-benchmark stake in Taiwan Semiconductor (-37%). Another key detractor was our out-of-benchmark position in Microsoft (-28%). The fund's foreign holdings also detracted overall, in part due to a broadly strong U.S. dollar. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	3.6
JPMorgan Chase & Co.	3.2
Bank of America Corp.	2.4
Johnson & Johnson	2.3
Walmart, Inc.	2.1
Danaher Corp.	2.1
Linde PLC	1.9
Bristol-Myers Squibb Co.	1.8
Cigna Corp.	1.7
Wells Fargo & Co.	1.6
22.7

Market Sectors (% of Fund's net assets)

Health Care	18.5
Financials	15.3
Consumer Staples	10.2
Energy	10.0
Information Technology	8.8
Communication Services	8.6
Industrials	8.5
Utilities	6.2
Materials	4.7
Consumer Discretionary	3.6
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 16.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	2,463,570	45,354,324
Verizon Communications, Inc.	1,357,860	53,499,684
		98,854,008
Entertainment - 1.7%
Activision Blizzard, Inc.	579,300	44,345,415
The Walt Disney Co. (a)	612,997	53,257,179
		97,602,594
Interactive Media & Services - 0.9%
Alphabet, Inc. Class A (a)	545,760	48,152,405
Media - 2.3%
Comcast Corp. Class A	2,176,833	76,123,850
Interpublic Group of Companies, Inc.	623,773	20,777,879
Shaw Communications, Inc. Class B	1,155,700	33,296,792
		130,198,521
Wireless Telecommunication Services - 1.9%
Rogers Communications, Inc. Class B (non-vtg.)	395,300	18,500,857
T-Mobile U.S., Inc. (a)	641,318	89,784,520
		108,285,377
TOTAL COMMUNICATION SERVICES		483,092,905
CONSUMER DISCRETIONARY - 3.6%
Diversified Consumer Services - 0.2%
H&R Block, Inc.	377,000	13,764,270
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	284,780	75,048,073
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	121,900	17,241,536
Target Corp.	127,908	19,063,408
		36,304,944
Specialty Retail - 1.3%
Best Buy Co., Inc.	139,600	11,197,316
Burlington Stores, Inc. (a)	69,478	14,087,359
Dick's Sporting Goods, Inc.	21,600	2,598,264
Lowe's Companies, Inc.	11,400	2,271,336
TJX Companies, Inc.	526,174	41,883,450
		72,037,725
Textiles, Apparel & Luxury Goods - 0.1%
Columbia Sportswear Co.	47,100	4,125,018
Tapestry, Inc.	82,500	3,141,600
		7,266,618
TOTAL CONSUMER DISCRETIONARY		204,421,630
CONSUMER STAPLES - 10.2%
Beverages - 2.9%
Diageo PLC	439,200	19,224,607
Keurig Dr. Pepper, Inc.	1,702,700	60,718,282
The Coca-Cola Co.	1,339,946	85,233,965
		165,176,854
Food & Staples Retailing - 3.3%
Albertsons Companies, Inc.	631,700	13,101,458
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	196,200	8,621,787
BJ's Wholesale Club Holdings, Inc. (a)	270,205	17,876,763
Costco Wholesale Corp.	56,600	25,837,900
Walmart, Inc.	834,445	118,315,957
		183,753,865
Food Products - 1.4%
Bunge Ltd.	168,500	16,811,245
Mondelez International, Inc.	719,971	47,986,067
Nestle SA (Reg. S)	92,157	10,645,003
		75,442,315
Household Products - 1.5%
Procter & Gamble Co.	562,844	85,304,637
Personal Products - 0.2%
Unilever PLC	247,400	12,490,692
Tobacco - 0.9%
Philip Morris International, Inc.	488,400	49,430,964
TOTAL CONSUMER STAPLES		571,599,327
ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Canadian Natural Resources Ltd.	662,100	36,767,577
ConocoPhillips Co.	629,104	74,234,272
Enterprise Products Partners LP	1,344,244	32,423,165
Exxon Mobil Corp.	1,834,766	202,374,693
Hess Corp.	285,900	40,546,338
Imperial Oil Ltd.	754,735	36,761,280
Phillips 66 Co.	465,600	48,459,648
Suncor Energy, Inc.	1,070,900	33,969,834
Valero Energy Corp.	432,834	54,909,321
		560,446,128
FINANCIALS - 15.3%
Banks - 9.8%
Bank of America Corp.	3,996,209	132,354,442
Huntington Bancshares, Inc.	2,646,170	37,310,997
JPMorgan Chase & Co.	1,345,475	180,428,198
M&T Bank Corp.	356,967	51,781,633
PNC Financial Services Group, Inc.	353,900	55,894,966
Wells Fargo & Co.	2,249,901	92,898,412
		550,668,648
Capital Markets - 0.8%
BlackRock, Inc. Class A	61,054	43,264,696
Consumer Finance - 0.9%
Capital One Financial Corp.	540,416	50,237,071
Insurance - 3.8%
American Financial Group, Inc.	256,100	35,157,408
Chubb Ltd.	311,282	68,668,809
Hartford Financial Services Group, Inc.	532,600	40,387,058
Marsh & McLennan Companies, Inc.	105,100	17,391,948
The Travelers Companies, Inc.	296,540	55,598,285
		217,203,508
TOTAL FINANCIALS		861,373,923
HEALTH CARE - 18.5%
Biotechnology - 2.5%
AbbVie, Inc.	368,339	59,527,266
Amgen, Inc.	295,975	77,734,874
		137,262,140
Health Care Providers & Services - 3.2%
Cigna Corp.	284,209	94,169,810
UnitedHealth Group, Inc.	165,912	87,963,224
		182,133,034
Life Sciences Tools & Services - 2.1%
Danaher Corp.	445,568	118,262,659
Pharmaceuticals - 10.7%
AstraZeneca PLC (United Kingdom)	482,136	65,242,345
Bristol-Myers Squibb Co.	1,415,237	101,826,302
Eli Lilly & Co.	250,358	91,590,971
Johnson & Johnson	725,296	128,123,538
Merck & Co., Inc.	468,200	51,946,790
Roche Holding AG (participation certificate)	231,551	72,762,020
Royalty Pharma PLC	754,100	29,802,032
Sanofi SA	654,455	63,106,861
		604,400,859
TOTAL HEALTH CARE		1,042,058,692
INDUSTRIALS - 8.5%
Aerospace & Defense - 3.2%
Huntington Ingalls Industries, Inc.	102,800	23,713,904
Lockheed Martin Corp.	64,400	31,329,956
Northrop Grumman Corp.	98,901	53,961,375
The Boeing Co. (a)	358,800	68,347,812
		177,353,047
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	172,414	29,972,450
Building Products - 0.5%
Johnson Controls International PLC	472,200	30,220,800
Electrical Equipment - 0.8%
AMETEK, Inc.	305,552	42,691,725
Industrial Conglomerates - 1.7%
General Electric Co.	785,220	65,793,584
Hitachi Ltd.	269,900	13,580,364
Siemens AG	122,329	16,863,215
		96,237,163
Machinery - 1.3%
Crane Holdings Co.	186,400	18,723,880
Fortive Corp.	359,116	23,073,203
ITT, Inc.	372,852	30,238,297
		72,035,380
Professional Services - 0.2%
KBR, Inc.	234,000	12,355,200
Trading Companies & Distributors - 0.3%
Watsco, Inc. (b)	66,758	16,649,445
TOTAL INDUSTRIALS		477,515,210
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,662,054	79,180,253
IT Services - 1.5%
Accenture PLC Class A	94,800	25,296,432
Amdocs Ltd.	454,733	41,335,230
Paychex, Inc.	45,400	5,246,424
Visa, Inc. Class A	64,242	13,346,918
		85,225,004
Semiconductors & Semiconductor Equipment - 1.8%
NXP Semiconductors NV	329,500	52,070,885
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	633,291	47,173,847
		99,244,732
Software - 3.0%
Gen Digital, Inc.	661,800	14,182,374
Microsoft Corp.	273,250	65,530,815
Open Text Corp.	1,026,600	30,418,901
Roper Technologies, Inc.	134,894	58,286,348
		168,418,438
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	87,429	11,359,650
Samsung Electronics Co. Ltd.	1,082,546	47,545,891
Seagate Technology Holdings PLC	96,000	5,050,560
		63,956,101
TOTAL INFORMATION TECHNOLOGY		496,024,528
MATERIALS - 4.7%
Chemicals - 2.1%
Linde PLC	321,489	104,863,282
Nutrien Ltd.	174,600	12,746,832
		117,610,114
Containers & Packaging - 1.3%
Ball Corp.	476,900	24,388,666
Crown Holdings, Inc.	576,259	47,374,252
		71,762,918
Metals & Mining - 1.3%
Anglo American PLC (United Kingdom)	486,300	19,043,454
Freeport-McMoRan, Inc.	1,477,100	56,129,800
		75,173,254
TOTAL MATERIALS		264,546,286
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	175,973	37,281,640
Lamar Advertising Co. Class A	372,108	35,126,995
Public Storage	111,096	31,127,988
		103,536,623
UTILITIES - 6.2%
Electric Utilities - 3.6%
Constellation Energy Corp.	201,349	17,358,297
Exelon Corp.	758,549	32,792,073
FirstEnergy Corp.	487,100	20,428,974
NextEra Energy, Inc.	1,012,616	84,654,698
PG&E Corp. (a)	1,081,900	17,591,694
Southern Co.	443,200	31,648,912
		204,474,648
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	765,701	17,764,263
Multi-Utilities - 2.3%
Ameren Corp.	325,858	28,975,293
CenterPoint Energy, Inc.	1,024,168	30,714,798
Dominion Energy, Inc.	617,900	37,889,628
WEC Energy Group, Inc.	316,025	29,630,504
		127,210,223
TOTAL UTILITIES		349,449,134
TOTAL COMMON STOCKS (Cost $3,736,381,206)		5,414,064,386

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (c)	210,245,495	210,287,544
Fidelity Securities Lending Cash Central Fund 4.37% (c)(d)	5,257,574	5,258,100
TOTAL MONEY MARKET FUNDS (Cost $215,545,644)		215,545,644

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,951,926,850)	5,629,610,030
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,032,427)
NET ASSETS - 100.0%	5,628,577,603

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	37,073,593	815,254,441	642,040,490	4,246,783	1,002	(1,002)	210,287,544	0.5%
Fidelity Securities Lending Cash Central Fund 4.37%	28,726,908	732,465,197	755,934,005	111,655	-	-	5,258,100	0.0%
Total	65,800,501	1,547,719,638	1,397,974,495	4,358,438	1,002	(1,002)	215,545,644

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	483,092,905	483,092,905	-	-
Consumer Discretionary	204,421,630	204,421,630	-	-
Consumer Staples	571,599,327	529,239,025	42,360,302	-
Energy	560,446,128	560,446,128	-	-
Financials	861,373,923	861,373,923	-	-
Health Care	1,042,058,692	840,947,466	201,111,226	-
Industrials	477,515,210	447,071,631	30,443,579	-
Information Technology	496,024,528	496,024,528	-	-
Materials	264,546,286	245,502,832	19,043,454	-
Real Estate	103,536,623	103,536,623	-	-
Utilities	349,449,134	349,449,134	-	-

Money Market Funds	215,545,644	215,545,644	-	-
Total Investments in Securities:	5,629,610,030	5,336,651,469	292,958,561	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $5,087,760) - See accompanying schedule:
Unaffiliated issuers (cost $3,736,381,206)	$5,414,064,386
Fidelity Central Funds (cost $215,545,644)	215,545,644

Total Investment in Securities (cost $3,951,926,850)		$5,629,610,030
Foreign currency held at value (cost $9)		10
Receivable for fund shares sold		1,390,675
Dividends receivable		11,647,122
Distributions receivable from Fidelity Central Funds		772,433
Prepaid expenses		6,435
Other receivables		20,088
Total assets		5,643,446,793
Liabilities
Payable for fund shares redeemed	$6,721,373
Accrued management fee	2,016,393
Distribution and service plan fees payable	340,468
Other affiliated payables	417,273
Other payables and accrued expenses	115,583
Collateral on securities loaned	5,258,100
Total Liabilities		14,869,190
Net Assets		$5,628,577,603
Net Assets consist of:
Paid in capital		$3,967,344,534
Total accumulated earnings (loss)		1,661,233,069
Net Assets		$5,628,577,603

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($3,235,039,729 ÷ 137,324,073 shares)		$23.56
Service Class :
Net Asset Value , offering price and redemption price per share ($286,804,858 ÷ 12,266,298 shares)		$23.38
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($1,509,526,521 ÷ 66,456,236 shares)		$22.71
Investor Class :
Net Asset Value , offering price and redemption price per share ($597,206,495 ÷ 25,547,912 shares)		$23.38
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$137,337,905
Income from Fidelity Central Funds (including $111,655 from security lending)		4,358,438
Total Income		141,696,343
Expenses
Management fee	$24,750,498
Transfer agent fees	4,077,080
Distribution and service plan fees	4,120,061
Accounting fees	1,042,495
Custodian fees and expenses	78,723
Independent trustees' fees and expenses	20,027
Audit	86,802
Legal	7,480
Interest	692
Miscellaneous	26,171
Total expenses before reductions	34,210,029
Expense reductions	(192,841)
Total expenses after reductions		34,017,188
Net Investment income (loss)		107,679,155
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	189,457,656
Fidelity Central Funds	1,002
Foreign currency transactions	(333,956)
Total net realized gain (loss)		189,124,702
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(623,187,236)
Fidelity Central Funds	(1,002)
Assets and liabilities in foreign currencies	(68,834)
Total change in net unrealized appreciation (depreciation)		(623,257,072)
Net gain (loss)		(434,132,370)
Net increase (decrease) in net assets resulting from operations		$(326,453,215)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,679,155	$94,277,467
Net realized gain (loss)	189,124,702	547,074,338
Change in net unrealized appreciation (depreciation)	(623,257,072)	685,924,155
Net increase (decrease) in net assets resulting from operations	(326,453,215)	1,327,275,960
Distributions to shareholders	(298,100,306)	(789,899,370)
Share transactions - net increase (decrease)	(127,565,741)	345,216,711
Total increase (decrease) in net assets	(752,119,262)	882,593,301

Net Assets
Beginning of period	6,380,696,865	5,498,103,564
End of period	$5,628,577,603	$6,380,696,865

Financial Highlights
VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.15	$23.90	$23.77	$20.37	$23.89
Income from Investment Operations
Net investment income (loss) A,B	.48	.43	.39	.46	.58
Net realized and unrealized gain (loss)	(1.76)	5.29	1.12	4.84	(2.50)
Total from investment operations	(1.28)	5.72	1.51	5.30	(1.92)
Distributions from net investment income	(.47) C	(.51)	(.39)	(.45)	(.52)
Distributions from net realized gain	(.84) C	(2.95)	(.99)	(1.45)	(1.07)
Total distributions	(1.31)	(3.47) D	(1.38)	(1.90)	(1.60) D
Net asset value, end of period	$23.56	$26.15	$23.90	$23.77	$20.37
Total Return E,F	(4.96)%	24.89%	6.69%	27.44%	(8.29)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.51%	.51%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.51%	.51%	.53%	.53%	.53%
Expenses net of all reductions	.51%	.51%	.52%	.52%	.52%
Net investment income (loss)	1.94%	1.63%	1.87%	2.11%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$3,235,040	$3,766,480	$3,185,391	$3,202,982	$2,804,988
Portfolio turnover rate I	20%	27%	57%	32%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.97	$23.74	$23.63	$20.26	$23.77
Income from Investment Operations
Net investment income (loss) A,B	.45	.40	.37	.44	.55
Net realized and unrealized gain (loss)	(1.75)	5.26	1.10	4.81	(2.49)
Total from investment operations	(1.30)	5.66	1.47	5.25	(1.94)
Distributions from net investment income	(.45) C	(.48)	(.37)	(.43)	(.50)
Distributions from net realized gain	(.84) C	(2.95)	(.99)	(1.45)	(1.07)
Total distributions	(1.29)	(3.43)	(1.36)	(1.88)	(1.57)
Net asset value, end of period	$23.38	$25.97	$23.74	$23.63	$20.26
Total Return D,E	(5.09)%	24.83%	6.55%	27.32%	(8.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.61%	.61%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.61%	.63%	.63%	.63%
Expenses net of all reductions	.61%	.61%	.62%	.62%	.62%
Net investment income (loss)	1.84%	1.53%	1.77%	2.01%	2.43%
Supplemental Data
Net assets, end of period (000 omitted)	$286,805	$326,787	$284,767	$299,079	$264,055
Portfolio turnover rate H	20%	27%	57%	32%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.27	$23.18	$23.10	$19.85	$23.32
Income from Investment Operations
Net investment income (loss) A,B	.40	.35	.33	.40	.51
Net realized and unrealized gain (loss)	(1.71)	5.13	1.09	4.70	(2.44)
Total from investment operations	(1.31)	5.48	1.42	5.10	(1.93)
Distributions from net investment income	(.41) C	(.44)	(.34)	(.40)	(.47)
Distributions from net realized gain	(.84) C	(2.95)	(.99)	(1.45)	(1.07)
Total distributions	(1.25)	(3.39)	(1.34) D	(1.85)	(1.54)
Net asset value, end of period	$22.71	$25.27	$23.18	$23.10	$19.85
Total Return E,F	(5.25)%	24.60%	6.44%	27.11%	(8.54)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.76%	.76%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.78%	.78%
Expenses net of all reductions	.76%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.69%	1.38%	1.62%	1.86%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,509,527	$1,659,719	$1,563,662	$1,431,212	$1,200,026
Portfolio turnover rate I	20%	27%	57%	32%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.96	$23.74	$23.63	$20.26	$23.77
Income from Investment Operations
Net investment income (loss) A,B	.45	.41	.38	.44	.55
Net realized and unrealized gain (loss)	(1.74)	5.26	1.10	4.81	(2.48)
Total from investment operations	(1.29)	5.67	1.48	5.25	(1.93)
Distributions from net investment income	(.45) C	(.49)	(.38)	(.44)	(.51)
Distributions from net realized gain	(.84) C	(2.95)	(.99)	(1.45)	(1.07)
Total distributions	(1.29)	(3.45) D	(1.37)	(1.88) D	(1.58)
Net asset value, end of period	$23.38	$25.96	$23.74	$23.63	$20.26
Total Return E,F	(5.02)%	24.83%	6.57%	27.35%	(8.37)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.59%	.59%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.58%	.58%	.60%	.61%	.61%
Expenses net of all reductions	.58%	.58%	.60%	.60%	.60%
Net investment income (loss)	1.86%	1.55%	1.80%	2.03%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$597,206	$627,711	$464,283	$449,909	$382,041
Portfolio turnover rate I	20%	27%	57%	32%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of ADRs, futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Equity-Income Portfolio	$20,088

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,823,145,114
Gross unrealized depreciation	(150,243,975)
Net unrealized appreciation (depreciation)	$1,672,901,139
Tax Cost	$3,956,708,891

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,661,664,297

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$107,347,297	$257,289,641
Long-term Capital Gains	190,753,009	532,609,729
Total	$298,100,306	$789,899,370

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Equity-Income Portfolio	1,124,313,523	1,623,457,709

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$296,999
Service Class 2	3,823,062
$4,120,061

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,108,166.06
Service Class	185,478.06
Service Class 2	955,130.06
Investor Class	828,306.14
	$4,077,080

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Equity-Income Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Equity-Income Portfolio	$23,274

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Equity-Income Portfolio	Borrower	$7,908,800.32%		$692

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Equity-Income Portfolio	48,272,569	241,235,515	19,101,086

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Equity-Income Portfolio	$10,138

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Equity-Income Portfolio	$11,866	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,232.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $191,609.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Equity-Income Portfolio
Distributions to shareholders
Initial Class	$172,087,787	$463,404,060
Service Class	15,094,456	40,340,660
Service Class 2	79,440,158	210,857,612
Investor Class	31,477,905	75,297,038
Total	$298,100,306	$789,899,370

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Equity-Income Portfolio
Initial Class
Shares sold	8,687,731	8,955,693	$215,605,540	$237,708,161
Reinvestment of distributions	7,190,967	18,115,164	172,087,787	463,404,059
Shares redeemed	(22,577,302)	(16,345,548)	(556,735,404)	(432,790,636)
Net increase (decrease)	(6,698,604)	10,725,309	$(169,042,077)	$268,321,584
Service Class
Shares sold	874,027	461,352	$21,820,943	$12,148,893
Reinvestment of distributions	635,539	1,588,165	15,094,456	40,340,660
Shares redeemed	(1,828,012)	(1,458,054)	(44,876,939)	(38,445,404)
Net increase (decrease)	(318,446)	591,463	$(7,961,540)	$14,044,149
Service Class 2
Shares sold	8,220,770	5,231,653	$194,576,846	$134,560,733
Reinvestment of distributions	3,441,999	8,533,721	79,440,158	210,857,612
Shares redeemed	(10,894,425)	(15,544,137)	(259,133,632)	(400,531,327)
Net increase (decrease)	768,344	(1,778,763)	$14,883,372	$(55,112,982)
Investor Class
Shares sold	3,283,706	3,641,902	$81,421,149	$94,416,901
Reinvestment of distributions	1,325,531	2,958,477	31,477,905	75,297,038
Shares redeemed	(3,240,005)	(1,975,712)	(78,344,550)	(51,749,979)
Net increase (decrease)	1,369,232	4,624,667	$34,554,504	$117,963,960

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Equity-Income Portfolio	17%	2	29%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Equity-Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Equity-Income Portfolio℠
Initial Class	.51%
Actual		$ 1,000	$ 1,063.90	$ 2.65
Hypothetical- B		$ 1,000	$ 1,022.63	$ 2.60
Service Class	.61%
Actual		$ 1,000	$ 1,063.40	$ 3.17
Hypothetical- B		$ 1,000	$ 1,022.13	$ 3.11
Service Class 2	.76%
Actual		$ 1,000	$ 1,062.30	$ 3.95
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.87
Investor Class	.58%
Actual		$ 1,000	$ 1,063.70	$ 3.02
Hypothetical- B		$ 1,000	$ 1,022.28	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $183,096,411, or, if subsequently determined to be different, the net capital gain of such year.
Initial Class designates 95% and 92%; Service Class designates 95% and 97%; Service Class 2 designates 95% and 100%; and Investor Class designates 95% and 96%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.540027.125
VIPEI-ANN-0323
Fidelity® Variable Insurance Products:

Growth Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-24.46%	12.42%	14.81%
Service Class	-24.52%	12.31%	14.69%
Service Class 2	-24.64%	12.14%	14.52%
Investor Class	-24.50%	12.34%	14.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.

Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year ending December 31, 2022, the fund's share classes returned about -25% to -24%, outperforming the -28.97% result of the benchmark Russell 3000 ® Growth Index. The top contributor to performance versus the benchmark were stock picks in the communication services sector, primarily driven by the media & entertainment industry. Security selection and an overweighting in health care, along with outsized exposure to the market-leading energy sector, also bolstered the fund's relative result. Not owning Tesla, a benchmark component that returned approximately -65%, was the top individual relative contributor. Also lifting performance was a larger-than-benchmark position in UnitedHealth Group, which rose 7% and was among the portfolio's biggest holdings. Another notable relative contributor was an outsized stake in Vertex Pharmaceuticals (+32%), another of our largest holdings. The fund's foreign holdings also contributed overall despite the headwind of broad U.S.-dollar strength. In contrast, the primary detractor from performance versus the benchmark was an overweighting in the communication services sector, particularly among media & entertainment firms. Investment choices in energy and industrials also weighed on the fund's relative return. Not owning AbbVie, a benchmark component that gained roughly 24%, hurt most. Further hindering performance was an overweighting in Meta Platforms, which returned about -63% and was one of the fund's largest holdings in 2022. Avoiding Visa, a benchmark component that returned approximately -3%, pressured relative performance as well. Notable changes in positioning the past year include increased exposure to the industrials sector and a lower allocation to communication services companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	9.9
UnitedHealth Group, Inc.	5.5
Alphabet, Inc. Class A	4.7
Apple, Inc.	3.7
Amazon.com, Inc.	3.1
Vertex Pharmaceuticals, Inc.	2.8
Universal Music Group NV	2.4
Warner Music Group Corp. Class A	2.0
The Coca-Cola Co.	1.9
Eli Lilly & Co.	1.9
37.9

Market Sectors (% of Fund's net assets)

Information Technology	25.9
Health Care	20.2
Communication Services	12.1
Consumer Discretionary	10.5
Industrials	9.9
Financials	6.2
Energy	5.4
Consumer Staples	4.5
Materials	3.7
Real Estate	0.1
Utilities	0.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 10.5%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.1%
Entertainment - 4.8%
Liberty Media Corp. Liberty Formula One Series C (a)	256,168	15,313,723
Netflix, Inc. (a)	39,800	11,736,224
Universal Music Group NV (b)	6,456,571	156,137,255
Warner Music Group Corp. Class A	3,879,875	135,873,223
		319,060,425
Interactive Media & Services - 6.5%
Alphabet, Inc. Class A (a)	3,547,700	313,013,571
Bumble, Inc. (a)	583,990	12,292,990
Epic Games, Inc. (a)(c)(d)	5,869	4,786,287
Meta Platforms, Inc. Class A (a)	780,518	93,927,536
Zoominfo Technologies, Inc. (a)	355,701	10,710,157
		434,730,541
Media - 0.8%
Charter Communications, Inc. Class A (a)	153,100	51,916,210
Innovid Corp. (a)(c)	432,557	739,672
		52,655,882
TOTAL COMMUNICATION SERVICES		806,446,848
CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.0%
Mobileye Global, Inc.	61,800	2,166,708
Automobiles - 0.6%
Ferrari NV	201,189	43,098,708
XPeng, Inc. ADR (a)(b)	34,600	343,924
		43,442,632
Diversified Consumer Services - 0.2%
Laureate Education, Inc. Class A	1,579,719	15,196,897
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	417,800	35,721,900
Chipotle Mexican Grill, Inc. (a)	10,841	15,041,779
Flutter Entertainment PLC (a)	281,200	38,381,116
		89,144,795
Household Durables - 0.0%
Blu Investments LLC (a)(c)(d)	14,533,890	4,506
Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (a)	2,465,622	207,112,248
Uber Technologies, Inc. (a)	4,782,905	118,281,241
		325,393,489
Multiline Retail - 0.1%
Dollarama, Inc.	69,800	4,082,321
Specialty Retail - 2.2%
Aritzia, Inc. (a)	119,894	4,192,748
Five Below, Inc. (a)	305,500	54,033,785
TJX Companies, Inc.	694,800	55,306,080
Victoria's Secret & Co. (a)	882,400	31,572,272
		145,104,885
Textiles, Apparel & Luxury Goods - 1.2%
LVMH Moet Hennessy Louis Vuitton SE	56,358	41,011,338
On Holding AG (a)	20,300	348,348
Samsonite International SA (a)(e)	13,712,700	36,005,530
		77,365,216
TOTAL CONSUMER DISCRETIONARY		701,901,449
CONSUMER STAPLES - 4.5%
Beverages - 4.5%
Boston Beer Co., Inc. Class A (a)	73,900	24,351,528
Constellation Brands, Inc. Class A (sub. vtg.)	165,600	38,377,800
Keurig Dr. Pepper, Inc.	1,061,000	37,835,260
Monster Beverage Corp. (a)	655,647	66,567,840
The Coca-Cola Co.	2,040,824	129,816,815
		296,949,243
Household Products - 0.0%
Energizer Holdings, Inc.	40,100	1,345,355
TOTAL CONSUMER STAPLES		298,294,598
ENERGY - 5.4%
Energy Equipment & Services - 1.2%
Baker Hughes Co. Class A	1,209,800	35,725,394
Cactus, Inc.	192,600	9,680,076
Championx Corp.	718,100	20,817,719
Helmerich & Payne, Inc.	192,300	9,532,311
TechnipFMC PLC (a)	114,122	1,391,147
		77,146,647
Oil, Gas & Consumable Fuels - 4.2%
Canadian Natural Resources Ltd.	474,300	26,337,879
Cheniere Energy, Inc.	594,826	89,200,107
Denbury, Inc. (a)	158,900	13,827,478
New Fortress Energy, Inc.	415,400	17,621,268
Ovintiv, Inc.	124,700	6,323,537
Range Resources Corp.	885,100	22,145,202
Reliance Industries Ltd.	3,437,252	105,507,254
		280,962,725
TOTAL ENERGY		358,109,372
FINANCIALS - 6.2%
Banks - 1.1%
Bank of America Corp.	1,814,000	60,079,680
HDFC Bank Ltd. (a)	196,906	3,861,350
Signature Bank	65,000	7,489,300
		71,430,330
Capital Markets - 2.4%
CME Group, Inc.	748,922	125,938,724
MSCI, Inc.	66,900	31,119,873
		157,058,597
Insurance - 2.7%
American Financial Group, Inc.	276,568	37,967,255
Arthur J. Gallagher & Co.	424,730	80,078,594
BRP Group, Inc. (a)	438,068	11,013,030
Marsh & McLennan Companies, Inc.	311,300	51,513,924
		180,572,803
Thrifts & Mortgage Finance - 0.0%
Rocket Companies, Inc. (b)	540,254	3,781,778
TOTAL FINANCIALS		412,843,508
HEALTH CARE - 20.2%
Biotechnology - 6.7%
2seventy bio, Inc. (a)	87,100	816,127
Adamas Pharmaceuticals, Inc.:
rights (a)(d)	1,781,700	481,059
rights (a)(d)	1,781,700	160,353
Affimed NV (a)	594,887	737,660
Alnylam Pharmaceuticals, Inc. (a)	188,600	44,820,790
Applied Therapeutics, Inc. (a)	92,711	70,460
Arcellx, Inc.	64,200	1,988,916
Beam Therapeutics, Inc. (a)(b)	60,870	2,380,626
Cytokinetics, Inc. (a)	176,031	8,065,740
EQRx, Inc. (a)	433,699	1,066,900
Erasca, Inc. (a)	165,900	715,029
Evelo Biosciences, Inc. (a)	466,900	751,709
Galapagos NV sponsored ADR (a)	453,500	20,126,330
Gamida Cell Ltd. (a)(b)	2,327,317	3,002,239
Genmab A/S (a)	17,800	7,525,747
Hookipa Pharma, Inc. (a)	1,185,700	960,417
Immunocore Holdings PLC ADR (a)	171,800	9,804,626
Innovent Biologics, Inc. (a)(e)	870,500	3,704,940
Insmed, Inc. (a)(b)	743,216	14,849,456
Legend Biotech Corp. ADR (a)	139,400	6,958,848
Prelude Therapeutics, Inc. (a)	30,200	182,408
Regeneron Pharmaceuticals, Inc. (a)	111,731	80,612,799
Rubius Therapeutics, Inc. (a)	134,856	23,209
Seagen, Inc. (a)	301,300	38,720,063
Seres Therapeutics, Inc. (a)	405,600	2,271,360
Synlogic, Inc. (a)	1,192,500	906,300
Vertex Pharmaceuticals, Inc. (a)	640,150	184,862,517
Vor Biopharma, Inc. (a)	618,395	4,112,327
XOMA Corp. (a)(b)	384,500	7,074,800
		447,753,755
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	1,027,000	47,519,290
Insulet Corp. (a)	7,900	2,325,681
Nevro Corp. (a)	50,891	2,015,284
Penumbra, Inc. (a)	65,500	14,571,130
		66,431,385
Health Care Providers & Services - 6.8%
Guardant Health, Inc. (a)	452,000	12,294,400
HealthEquity, Inc. (a)	1,152,896	71,064,509
Option Care Health, Inc. (a)	58,800	1,769,292
UnitedHealth Group, Inc.	698,559	370,362,011
		455,490,212
Health Care Technology - 0.3%
Certara, Inc. (a)	628,210	10,095,335
Doximity, Inc. (a)	100,011	3,356,369
Simulations Plus, Inc. (b)	111,870	4,091,086
		17,542,790
Life Sciences Tools & Services - 2.6%
Bio-Techne Corp.	224,400	18,598,272
Bruker Corp.	507,020	34,654,817
Charles River Laboratories International, Inc. (a)	34,765	7,575,294
Codexis, Inc. (a)	525,700	2,449,762
Danaher Corp.	283,135	75,149,692
Nanostring Technologies, Inc. (a)	111,500	888,655
Thermo Fisher Scientific, Inc.	57,800	31,829,882
		171,146,374
Pharmaceuticals - 2.8%
Aclaris Therapeutics, Inc. (a)	236,500	3,724,875
AstraZeneca PLC sponsored ADR	642,000	43,527,600
Eli Lilly & Co.	346,646	126,816,973
Nuvation Bio, Inc. (a)	326,843	627,539
Revance Therapeutics, Inc. (a)(b)	608,681	11,236,251
		185,933,238
TOTAL HEALTH CARE		1,344,297,754
INDUSTRIALS - 9.9%
Aerospace & Defense - 3.2%
Axon Enterprise, Inc. (a)	103,600	17,190,348
Northrop Grumman Corp.	116,000	63,290,760
Spirit AeroSystems Holdings, Inc. Class A	1,173,000	34,720,800
The Boeing Co. (a)	503,900	95,987,911
		211,189,819
Electrical Equipment - 1.5%
AMETEK, Inc.	167,100	23,347,212
Bloom Energy Corp. Class A (a)(b)	119,000	2,275,280
Eaton Corp. PLC	53,206	8,350,682
Hubbell, Inc. Class B	63,599	14,925,413
Rockwell Automation, Inc.	185,000	47,650,450
		96,549,037
Industrial Conglomerates - 0.8%
General Electric Co.	623,400	52,234,686
Machinery - 1.8%
Chart Industries, Inc. (a)(b)	69,579	8,017,588
Ingersoll Rand, Inc.	1,232,275	64,386,369
Parker Hannifin Corp.	96,700	28,139,700
Westinghouse Air Brake Tech Co.	191,400	19,103,634
		119,647,291
Professional Services - 1.5%
ASGN, Inc. (a)	156,250	12,731,250
KBR, Inc.	1,464,955	77,349,624
Kforce, Inc.	62,700	3,437,841
Upwork, Inc. (a)	476,231	4,971,852
		98,490,567
Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.	75,900	21,538,902
Trading Companies & Distributors - 0.8%
Ferguson PLC	441,849	55,767,697
TOTAL INDUSTRIALS		655,417,999
INFORMATION TECHNOLOGY - 25.8%
IT Services - 1.6%
Cloudflare, Inc. (a)	344,500	15,574,845
MasterCard, Inc. Class A	148,432	51,614,259
MongoDB, Inc. Class A (a)	180,818	35,592,215
Snowflake, Inc. (a)	8,080	1,159,803
		103,941,122
Semiconductors & Semiconductor Equipment - 4.8%
Aixtron AG	764,100	22,059,595
Allegro MicroSystems LLC (a)	184,876	5,549,978
ASML Holding NV	60,238	32,914,043
eMemory Technology, Inc.	45,000	1,943,588
Enphase Energy, Inc. (a)	220,941	58,540,527
Monolithic Power Systems, Inc.	11,600	4,101,876
NVIDIA Corp.	561,986	82,128,634
NXP Semiconductors NV	79,724	12,598,784
Qualcomm, Inc.	482,149	53,007,461
Silicon Laboratories, Inc. (a)	13,000	1,763,710
SiTime Corp. (a)	197,600	20,080,112
Universal Display Corp.	259,900	28,079,596
		322,767,904
Software - 15.7%
Adobe, Inc. (a)	375,004	126,200,096
Confluent, Inc. (a)(b)	346,214	7,699,799
Elastic NV (a)	5,300	272,950
HashiCorp, Inc. (b)	261,604	7,152,253
HubSpot, Inc. (a)	36,500	10,553,245
Intuit, Inc.	145,820	56,756,060
Manhattan Associates, Inc. (a)	271,700	32,984,380
Microsoft Corp.	2,737,607	656,532,906
Oracle Corp.	911,591	74,513,448
Palo Alto Networks, Inc. (a)	471,500	65,793,110
Volue A/S (a)	1,565,800	4,499,150
		1,042,957,397
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	1,920,806	249,570,324
TOTAL INFORMATION TECHNOLOGY		1,719,236,747
MATERIALS - 3.4%
Chemicals - 3.0%
Albemarle Corp.	259,080	56,184,089
Aspen Aerogels, Inc. (a)	680,200	8,019,558
CF Industries Holdings, Inc.	589,114	50,192,513
Sherwin-Williams Co.	360,858	85,642,429
		200,038,589
Metals & Mining - 0.4%
Lynas Rare Earths Ltd. (a)	2,707,873	14,274,595
MP Materials Corp. (a)(b)	477,850	11,602,198
		25,876,793
TOTAL MATERIALS		225,915,382
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (a)(c)	869,482	393,788
WeWork, Inc. (a)(b)	3,692,325	5,280,025
		5,673,813
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP	124,400	3,152,296
TOTAL COMMON STOCKS (Cost $4,695,153,773)		6,531,289,766

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(c)(d)	198,400	726,144
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	181,657	5,690
Software - 0.1%
ASAPP, Inc. Series C (a)(c)(d)	654,971	2,750,878
TOTAL INFORMATION TECHNOLOGY		2,756,568
MATERIALS - 0.3%
Metals & Mining - 0.3%
Illuminated Holdings, Inc.:
Series C2 (a)(c)(d)	137,249	6,501,485
Series C3 (a)(c)(d)	171,560	8,126,797
Series C4 (a)(c)(d)	48,240	2,285,129
Series C5 (a)(c)(d)	96,064	4,550,552
		21,463,963
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $19,617,827)		24,946,675

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f)	78,566,936	78,582,650
Fidelity Securities Lending Cash Central Fund 4.37% (f)(g)	39,138,307	39,142,221
TOTAL MONEY MARKET FUNDS (Cost $117,724,871)		117,724,871

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $4,832,496,471)	6,673,961,312
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(19,361,772)
NET ASSETS - 100.0%	6,654,599,540

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,870,928 or 0.5% of net assets.

(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,710,470 or 0.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
AppNexus, Inc. Series E (Escrow)	8/01/14	0

ASAPP, Inc. Series C	4/30/21	4,320,909

Blu Investments LLC	5/21/20	25,138

Doma Holdings, Inc.	3/02/21	8,694,820

ElevateBio LLC Series C	3/09/21	832,288

Epic Games, Inc.	3/29/21	5,194,065

Illuminated Holdings, Inc. Series C2	7/07/20	3,431,225

Illuminated Holdings, Inc. Series C3	7/07/20	5,146,800

Illuminated Holdings, Inc. Series C4	1/08/21	1,736,640

Illuminated Holdings, Inc. Series C5	6/16/21	4,149,965

Innovid Corp.	6/24/21	4,325,570

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	8,407,342	1,339,443,990	1,269,268,682	1,051,730	-	-	78,582,650	0.2%
Fidelity Securities Lending Cash Central Fund 4.37%	18,613,591	458,276,795	437,748,165	429,701	-	-	39,142,221	0.1%
Total	27,020,933	1,797,720,785	1,707,016,847	1,481,431	-	-	117,724,871

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	806,446,848	645,523,306	156,137,255	4,786,287
Consumer Discretionary	701,901,449	624,880,075	77,016,868	4,506
Consumer Staples	298,294,598	298,294,598	-	-
Energy	358,109,372	252,602,118	105,507,254	-
Financials	412,843,508	408,982,158	3,861,350	-
Health Care	1,345,023,898	1,332,425,655	11,230,687	1,367,556
Industrials	655,417,999	655,417,999	-	-
Information Technology	1,721,993,315	1,717,293,159	1,943,588	2,756,568
Materials	247,379,345	211,640,787	14,274,595	21,463,963
Real Estate	5,673,813	5,673,813	-	-
Utilities	3,152,296	3,152,296	-	-

Money Market Funds	117,724,871	117,724,871	-	-
Total Investments in Securities:	6,673,961,312	6,273,610,835	369,971,597	30,378,880
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $38,790,979) - See accompanying schedule:	$
Unaffiliated issuers (cost $4,714,771,600)		6,556,236,441
Fidelity Central Funds (cost $117,724,871)		117,724,871

Total Investment in Securities (cost $4,832,496,471)			$6,673,961,312
Foreign currency held at value (cost $1,074)			1,091
Receivable for investments sold			6,639,329
Receivable for fund shares sold			27,292,524
Dividends receivable			4,803,245
Distributions receivable from Fidelity Central Funds			401,303
Prepaid expenses			8,233
Other receivables			46,821
Total assets			6,713,153,858
Liabilities
Payable to custodian bank		$98,941
Payable for investments purchased		7,305,591
Payable for fund shares redeemed		2,005,318
Accrued management fee		2,991,946
Distribution and service plan fees payable		376,335
Other affiliated payables		492,152
Deferred taxes		6,053,870
Other payables and accrued expenses		108,685
Collateral on securities loaned		39,121,480
Total Liabilities			58,554,318
Net Assets			$6,654,599,540
Net Assets consist of:
Paid in capital			$4,781,878,514
Total accumulated earnings (loss)			1,872,721,026
Net Assets			$6,654,599,540

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($3,612,471,637 ÷ 50,514,659 shares)			$71.51
Service Class :
Net Asset Value , offering price and redemption price per share ($878,030,564 ÷ 12,370,090 shares)			$70.98
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($1,410,220,220 ÷ 20,357,559 shares)			$69.27
Investor Class :
Net Asset Value , offering price and redemption price per share ($753,877,119 ÷ 10,627,464 shares)			$70.94
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$61,506,636
Income from Fidelity Central Funds (including $429,701 from security lending)		1,481,431
Total Income		62,988,067
Expenses
Management fee	$38,897,241
Transfer agent fees	5,227,929
Distribution and service plan fees	4,843,825
Accounting fees	1,107,489
Custodian fees and expenses	52,028
Independent trustees' fees and expenses	26,033
Audit	80,199
Legal	10,078
Interest	25,004
Miscellaneous	35,042
Total expenses before reductions	50,304,868
Expense reductions	(256,526)
Total expenses after reductions		50,048,342
Net Investment income (loss)		12,939,725
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $824,073)	290,200,516
Foreign currency transactions	(4,647)
Total net realized gain (loss)		290,195,869
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $591,466)	(2,524,840,562)
Assets and liabilities in foreign currencies	(9,353)
Total change in net unrealized appreciation (depreciation)		(2,524,849,915)
Net gain (loss)		(2,234,654,046)
Net increase (decrease) in net assets resulting from operations		$(2,221,714,321)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,939,725	$24,765,172
Net realized gain (loss)	290,195,869	1,145,778,049
Change in net unrealized appreciation (depreciation)	(2,524,849,915)	612,872,621
Net increase (decrease) in net assets resulting from operations	(2,221,714,321)	1,783,415,842
Distributions to shareholders	(593,948,127)	(1,793,757,552)
Share transactions - net increase (decrease)	238,529,974	1,310,351,053
Total increase (decrease) in net assets	(2,577,132,474)	1,300,009,343

Net Assets
Beginning of period	9,231,732,014	7,931,722,671
End of period	$6,654,599,540	$9,231,732,014

Financial Highlights
VIP Growth Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$102.43	$103.00	$79.09	$63.12	$74.05
Income from Investment Operations
Net investment income (loss) A,B	.20	.37 C	.01	.18	.21
Net realized and unrealized gain (loss)	(24.46)	21.52	32.21	20.42	(.25) D
Total from investment operations	(24.26)	21.89	32.22	20.60	(.04)
Distributions from net investment income	(.51)	-	(.07)	(.19)	(.18)
Distributions from net realized gain	(6.15)	(22.46)	(8.25)	(4.44)	(10.72)
Total distributions	(6.66)	(22.46)	(8.31) E	(4.63)	(10.89) E
Net asset value, end of period	$71.51	$102.43	$103.00	$79.09	$63.12
Total Return F,G	(24.46)%	23.21%	43.89%	34.31%	(.17)% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	.61%	.61%	.62%	.63%	.63%
Expenses net of fee waivers, if any	.60%	.60%	.62%	.62%	.63%
Expenses net of all reductions	.60%	.60%	.61%	.62%	.62%
Net investment income (loss)	.25%	.36% C	.02%	.25%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$3,612,472	$5,103,811	$4,533,075	$3,441,605	$2,869,484
Portfolio turnover rate J	36%	45%	53%	47%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.20)%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$101.70	$102.42	$78.69	$62.83	$73.76
Income from Investment Operations
Net investment income (loss) A,B	.12	.27 C	(.07)	.11	.14
Net realized and unrealized gain (loss)	(24.28)	21.37	32.03	20.31	(.25) D
Total from investment operations	(24.16)	21.64	31.96	20.42	(.11)
Distributions from net investment income	(.42)	-	(.05)	(.12)	(.11)
Distributions from net realized gain	(6.15)	(22.36)	(8.18)	(4.44)	(10.72)
Total distributions	(6.56) E	(22.36)	(8.23)	(4.56)	(10.82) E
Net asset value, end of period	$70.98	$101.70	$102.42	$78.69	$62.83
Total Return F,G	(24.52)%	23.08%	43.77%	34.17%	(.27)% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	.71%	.71%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.72%	.72%	.73%
Expenses net of all reductions	.70%	.70%	.71%	.72%	.72%
Net investment income (loss)	.15%	.26% C	(.08)%	.15%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$878,031	$1,176,735	$1,018,192	$745,767	$600,590
Portfolio turnover rate J	36%	45%	53%	47%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.30)%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$99.42	$100.58	$77.43	$61.91	$72.86
Income from Investment Operations
Net investment income (loss) A,B	- C	.11 D	(.19)	- C	.03
Net realized and unrealized gain (loss)	(23.72)	20.95	31.46	20.00	(.23) E
Total from investment operations	(23.72)	21.06	31.27	20.00	(.20)
Distributions from net investment income	(.28)	-	(.04)	(.04)	(.03)
Distributions from net realized gain	(6.15)	(22.22)	(8.08)	(4.44)	(10.72)
Total distributions	(6.43)	(22.22)	(8.12)	(4.48)	(10.75)
Net asset value, end of period	$69.27	$99.42	$100.58	$77.43	$61.91
Total Return F,G	(24.64)%	22.90%	43.55%	33.98%	(.43)% E
Ratios to Average Net Assets B,H,I
Expenses before reductions	.86%	.85%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.87%	.87%	.88%
Expenses net of all reductions	.85%	.85%	.86%	.87%	.87%
Net investment income (loss)	-% J	.11% D	(.23)%	-% J	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,410,220	$1,941,161	$1,587,581	$1,182,162	$971,010
Portfolio turnover rate K	36%	45%	53%	47%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.29 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.18)%.

E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.46)%.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount represents less than .005%.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$101.65	$102.38	$78.66	$62.81	$73.73
Income from Investment Operations
Net investment income (loss) A,B	.14	.29 C	(.05)	.12	.15
Net realized and unrealized gain (loss)	(24.26)	21.37	32.02	20.30	(.23) D
Total from investment operations	(24.12)	21.66	31.97	20.42	(.08)
Distributions from net investment income	(.44)	-	(.06)	(.13)	(.12)
Distributions from net realized gain	(6.15)	(22.39)	(8.20)	(4.44)	(10.72)
Total distributions	(6.59)	(22.39)	(8.25) E	(4.57)	(10.84)
Net asset value, end of period	$70.94	$101.65	$102.38	$78.66	$62.81
Total Return F,G	(24.50)%	23.12%	43.80%	34.18%	(.24)% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	.68%	.68%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.68%	.70%	.70%	.71%
Expenses net of all reductions	.68%	.68%	.69%	.70%	.70%
Net investment income (loss)	.17%	.28% C	(.06)%	.17%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$753,877	$1,010,025	$792,875	$547,920	$457,395
Portfolio turnover rate J	36%	45%	53%	47%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.01)%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.27)%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify the Fund as a non-diversified fund.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Growth Portfolio	$29,370

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,246,236,546
Gross unrealized depreciation	(413,595,309)
Net unrealized appreciation (depreciation)	$1,832,641,237
Tax Cost	$4,841,320,075

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$184,695
Undistributed long-term capital gain	$45,959,510
Net unrealized appreciation (depreciation) on securities and other investments	$1,832,630,688

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$39,702,434	$262,948,870
Long-term Capital Gains	554,245,693	1,530,808,682
Total	$593,948,127	$1,793,757,552

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Portfolio	2,693,707,998	3,131,639,651
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$949,546
Service Class 2	3,894,279
$4,843,825

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,532,596.06
Service Class	592,454.06
Service Class 2	971,884.06
Investor Class	1,130,995.14
	$5,227,929

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Portfolio	$50,574

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	Borrower	$10,977,848	1.63%	$22,845

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Portfolio	153,527,432	166,087,775	8,368,792
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Portfolio	$13,511

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Portfolio	$45,009	$1,180	$44,160
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	$6,328,714	1.75%	$2,159
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $417.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $256,109.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth Portfolio
Distributions to shareholders
Initial Class	$327,242,195	$1,004,167,547
Service Class	76,304,030	229,154,517
Service Class 2	124,813,908	372,447,117
Investor Class	65,587,994	187,988,371
Total	$593,948,127	$1,793,757,552
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth Portfolio
Initial Class
Shares sold	3,357,698	1,500,845	$269,447,445	$154,353,263
Reinvestment of distributions	3,960,831	10,041,255	327,242,195	1,004,167,547
Shares redeemed	(6,632,085)	(5,724,689)	(539,302,844)	(592,742,913)
Net increase (decrease)	686,444	5,817,411	$57,386,796	$565,777,897
Service Class
Shares sold	1,422,893	663,784	$111,903,088	$68,529,797
Reinvestment of distributions	931,059	2,306,433	76,304,030	229,154,517
Shares redeemed	(1,554,017)	(1,341,622)	(126,719,809)	(137,215,055)
Net increase (decrease)	799,935	1,628,595	$61,487,309	$160,469,259
Service Class 2
Shares sold	2,016,536	2,396,982	$158,300,940	$239,091,093
Reinvestment of distributions	1,556,899	3,827,850	124,813,908	372,447,117
Shares redeemed	(2,741,205)	(2,484,467)	(219,822,709)	(248,399,937)
Net increase (decrease)	832,230	3,740,365	$63,292,139	$363,138,273
Investor Class
Shares sold	1,313,073	1,085,907	$104,900,921	$113,031,177
Reinvestment of distributions	801,097	1,890,418	65,587,994	187,988,371
Shares redeemed	(1,422,870)	(784,776)	(114,125,185)	(80,053,924)
Net increase (decrease)	691,300	2,191,549	$56,363,730	$220,965,624
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth Portfolio	19%	2	38%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Growth Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Growth Portfolio
Initial Class	.60%
Actual		$ 1,000	$ 988.20	$ 3.01
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06
Service Class	.70%
Actual		$ 1,000	$ 987.80	$ 3.51
Hypothetical- B		$ 1,000	$ 1,021.68	$ 3.57
Service Class 2	.85%
Actual		$ 1,000	$ 987.00	$ 4.26
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33
Investor Class	.68%
Actual		$ 1,000	$ 987.90	$ 3.41
Hypothetical- B		$ 1,000	$ 1,021.78	$ 3.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $233,682,063, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0% and 100%; Service Class designates 0% and 100%; Service Class 2 designates 0% and 0%; and Investor Class designates 0% and 100%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.540077.125
VIPGRWT-ANN-0323
Fidelity® Variable Insurance Products:

Value Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-4.11%	8.59%	11.10%
Service Class	-4.17%	8.48%	10.99%
Service Class 2	-4.29%	8.32%	10.83%
Investor Class	-4.13%	8.51%	11.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager Matt Friedman:
For the fiscal year ending December 31, 2022, the fund's share classes returned about -4%, outperforming the -7.98% result of the benchmark Russell 3000 ® Value Index. The primary contributor to performance versus the benchmark was an overweighting in the market-leading energy sector. Security selection and an underweighting in financials, along with picks in utilities, helped as well. The biggest individual relative contributor was an overweight position in Cigna (+46%), one of the fund's largest holdings. Also lifting performance was an outsized stake in Hess, which gained approximately 93% and also was among the portfolio's biggest stakes as of December 31. The fund's non-benchmark investment in Canadian National Resources, a top-10 holding, gained about 37% and added value versus the benchmark as well. Conversely, the largest detractors from performance versus the benchmark were security selection and an overweighting in the consumer discretionary sector, especially within the retailing industry. Subpar picks in real estate and materials also hampered the fund's relative result. Not owning Chevron, a benchmark component that advanced roughly 58%, was the biggest individual relative detractor. An outsized position in WeWork (-82%), a stake we established in 2022, also proved detrimental. Another notable relative detractor was an overweighting in Rent-A-Center (-50%). Notable changes in positioning this past year include increased exposure to the energy sector and a lower allocation to industrials firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	3.5
Cigna Corp.	2.6
The Travelers Companies, Inc.	2.4
AstraZeneca PLC sponsored ADR	1.9
M&T Bank Corp.	1.6
Hess Corp.	1.6
Roche Holding AG (participation certificate)	1.5
Canadian Natural Resources Ltd.	1.5
PG&E Corp.	1.5
Centene Corp.	1.5
19.6

Market Sectors (% of Fund's net assets)

Financials	17.9
Industrials	13.2
Health Care	12.7
Energy	11.3
Consumer Discretionary	9.1
Materials	7.1
Utilities	6.5
Communication Services	6.4
Real Estate	5.3
Information Technology	5.1
Consumer Staples	3.4

Asset Allocation (% of Fund's net assets)

Foreign investments - 19.6%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 0.5%
Cellnex Telecom SA (a)	74,200	2,461,307
Interactive Media & Services - 2.7%
Alphabet, Inc. Class A (b)	75,107	6,626,691
Meta Platforms, Inc. Class A (b)	53,800	6,474,292
		13,100,983
Media - 1.8%
Comcast Corp. Class A	82,538	2,886,354
Interpublic Group of Companies, Inc.	94,921	3,161,819
Nexstar Broadcasting Group, Inc. Class A	14,400	2,520,432
		8,568,605
Wireless Telecommunication Services - 1.4%
T-Mobile U.S., Inc. (b)	48,755	6,825,700
TOTAL COMMUNICATION SERVICES		30,956,595
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 1.6%
Adient PLC (b)	113,800	3,947,722
Autoliv, Inc.	46,924	3,593,440
		7,541,162
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. (b)	111,554	3,960,167
Hotels, Restaurants & Leisure - 1.1%
Bowlero Corp. Class A (b)	76,342	1,029,090
Caesars Entertainment, Inc. (b)	95,461	3,971,178
		5,000,268
Household Durables - 1.4%
Mohawk Industries, Inc. (b)	27,919	2,853,880
PulteGroup, Inc.	87,028	3,962,385
		6,816,265
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	72,918	3,023,909
Multiline Retail - 0.8%
Dollar Tree, Inc. (b)	28,329	4,006,854
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	438,800	6,125,648
Rent-A-Center, Inc.	114,629	2,584,884
Victoria's Secret & Co. (b)	134,250	4,803,465
		13,513,997
TOTAL CONSUMER DISCRETIONARY		43,862,622
CONSUMER STAPLES - 3.4%
Beverages - 1.0%
Primo Water Corp.	292,577	4,546,647
Food & Staples Retailing - 1.4%
U.S. Foods Holding Corp. (b)	202,511	6,889,424
Food Products - 1.0%
Darling Ingredients, Inc. (b)	77,581	4,855,795
TOTAL CONSUMER STAPLES		16,291,866
ENERGY - 11.3%
Energy Equipment & Services - 1.4%
Halliburton Co.	168,616	6,635,040
Oil, Gas & Consumable Fuels - 9.9%
Canadian Natural Resources Ltd.	131,869	7,322,917
Cenovus Energy, Inc. (Canada)	273,200	5,300,564
Exxon Mobil Corp.	152,105	16,777,182
Hess Corp.	53,437	7,578,435
Imperial Oil Ltd.	101,881	4,962,372
Tourmaline Oil Corp.	120,663	6,088,402
Woodside Energy Group Ltd. ADR	1	24
		48,029,896
TOTAL ENERGY		54,664,936
FINANCIALS - 17.9%
Banks - 4.3%
East West Bancorp, Inc.	59,700	3,934,230
First Citizens Bancshares, Inc.	6,343	4,810,277
M&T Bank Corp.	55,507	8,051,845
Signature Bank	37,179	4,283,764
		21,080,116
Capital Markets - 3.6%
Ameriprise Financial, Inc.	21,192	6,598,553
Lazard Ltd. Class A	125,284	4,343,596
LPL Financial	30,313	6,552,761
		17,494,910
Consumer Finance - 1.9%
OneMain Holdings, Inc.	124,047	4,132,006
SLM Corp.	293,437	4,871,054
		9,003,060
Diversified Financial Services - 2.3%
Apollo Global Management, Inc.	104,553	6,669,436
Berkshire Hathaway, Inc. Class B (b)	13,882	4,288,150
		10,957,586
Insurance - 4.9%
Assurant, Inc.	49,280	6,162,957
Reinsurance Group of America, Inc.	40,000	5,683,600
The Travelers Companies, Inc.	62,324	11,685,127
		23,531,684
Thrifts & Mortgage Finance - 0.9%
Walker & Dunlop, Inc.	58,345	4,578,916
TOTAL FINANCIALS		86,646,272
HEALTH CARE - 12.7%
Biotechnology - 0.8%
United Therapeutics Corp. (b)	13,290	3,695,816
Health Care Providers & Services - 5.4%
AdaptHealth Corp. (b)	173,071	3,326,425
Centene Corp. (b)	86,445	7,089,354
Cigna Corp.	37,647	12,473,957
Tenet Healthcare Corp. (b)	61,687	3,009,709
		25,899,445
Life Sciences Tools & Services - 0.3%
Syneos Health, Inc. (b)	44,400	1,628,592
Pharmaceuticals - 6.2%
AstraZeneca PLC sponsored ADR	134,517	9,120,253
Jazz Pharmaceuticals PLC (b)	42,801	6,818,627
Roche Holding AG (participation certificate)	24,034	7,552,385
Sanofi SA sponsored ADR	136,599	6,615,490
		30,106,755
TOTAL HEALTH CARE		61,330,608
INDUSTRIALS - 13.2%
Aerospace & Defense - 1.3%
The Boeing Co. (b)	32,312	6,155,113
Air Freight & Logistics - 1.1%
FedEx Corp.	30,363	5,258,872
Building Products - 0.8%
Builders FirstSource, Inc. (b)	61,995	4,022,236
Commercial Services & Supplies - 0.7%
The Brink's Co.	64,327	3,455,003
Construction & Engineering - 1.2%
Willscot Mobile Mini Holdings (b)	122,631	5,539,242
Electrical Equipment - 0.8%
Regal Rexnord Corp.	31,798	3,815,124
Industrial Conglomerates - 1.1%
General Electric Co.	66,041	5,533,575
Machinery - 3.6%
Allison Transmission Holdings, Inc.	62,100	2,583,360
Crane Holdings Co.	40,876	4,105,994
Flowserve Corp.	123,034	3,774,683
Kennametal, Inc.	123,852	2,979,879
Timken Co.	57,693	4,077,164
		17,521,080
Professional Services - 0.8%
Manpower, Inc.	48,803	4,060,898
Road & Rail - 1.1%
RXO, Inc. (b)	78,888	1,356,874
U-Haul Holding Co. (non-vtg.)	27,100	1,489,958
XPO, Inc. (b)	78,888	2,626,182
		5,473,014
Trading Companies & Distributors - 0.7%
Beacon Roofing Supply, Inc. (b)	59,817	3,157,739
TOTAL INDUSTRIALS		63,991,896
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 0.6%
Lumentum Holdings, Inc. (b)	58,500	3,051,945
Electronic Equipment & Components - 1.4%
Flex Ltd. (b)	317,357	6,810,481
IT Services - 2.4%
Concentrix Corp.	29,259	3,896,128
Fidelity National Information Services, Inc.	70,837	4,806,290
SS&C Technologies Holdings, Inc.	50,345	2,620,961
		11,323,379
Software - 0.7%
NCR Corp. (b)	146,186	3,422,214
TOTAL INFORMATION TECHNOLOGY		24,608,019
MATERIALS - 7.1%
Chemicals - 3.3%
Axalta Coating Systems Ltd. (b)	190,501	4,852,060
Methanex Corp. (c)	93,100	3,524,766
Olin Corp.	86,381	4,573,010
Tronox Holdings PLC	218,000	2,988,780
		15,938,616
Containers & Packaging - 0.8%
Crown Holdings, Inc.	48,843	4,015,383
Metals & Mining - 2.4%
Arconic Corp. (b)	290,159	6,139,764
Glencore PLC	815,800	5,440,282
		11,580,046
Paper & Forest Products - 0.6%
Louisiana-Pacific Corp.	50,500	2,989,600
TOTAL MATERIALS		34,523,645
REAL ESTATE - 5.3%
Equity Real Estate Investment Trusts (REITs) - 3.9%
CubeSmart	106,406	4,282,842
Equity Lifestyle Properties, Inc.	39,101	2,525,925
Prologis (REIT), Inc.	43,002	4,847,615
Welltower, Inc.	105,092	6,888,781
		18,545,163
Real Estate Management & Development - 1.4%
Cushman & Wakefield PLC (b)	240,500	2,996,630
Jones Lang LaSalle, Inc. (b)	20,011	3,189,153
WeWork, Inc. (b)(c)	519,300	742,599
		6,928,382
TOTAL REAL ESTATE		25,473,545
UTILITIES - 6.5%
Electric Utilities - 3.8%
Constellation Energy Corp.	43,644	3,762,549
Edison International	72,732	4,627,210
Entergy Corp.	26,517	2,983,163
PG&E Corp. (b)	440,016	7,154,660
		18,527,582
Independent Power and Renewable Electricity Producers - 2.0%
The AES Corp.	202,951	5,836,871
Vistra Corp.	154,037	3,573,658
		9,410,529
Multi-Utilities - 0.7%
Sempra Energy	22,079	3,412,089
TOTAL UTILITIES		31,350,200
TOTAL COMMON STOCKS (Cost $408,281,430)		473,700,204

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	9,322,854	9,324,719
Fidelity Securities Lending Cash Central Fund 4.37% (d)(e)	2,787,052	2,787,331
TOTAL MONEY MARKET FUNDS (Cost $12,112,050)		12,112,050

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $420,393,480)	485,812,254
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(2,540,748)
NET ASSETS - 100.0%	483,271,506

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,461,307 or 0.5% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	3,889,486	152,144,260	146,709,027	87,558	-	-	9,324,719	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	14,027,163	148,512,178	159,752,010	100,058	-	-	2,787,331	0.0%
Total	17,916,649	300,656,438	306,461,037	187,616	-	-	12,112,050

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	30,956,595	28,495,288	2,461,307	-
Consumer Discretionary	43,862,622	43,862,622	-	-
Consumer Staples	16,291,866	16,291,866	-	-
Energy	54,664,936	54,664,936	-	-
Financials	86,646,272	86,646,272	-	-
Health Care	61,330,608	53,778,223	7,552,385	-
Industrials	63,991,896	63,991,896	-	-
Information Technology	24,608,019	24,608,019	-	-
Materials	34,523,645	29,083,363	5,440,282	-
Real Estate	25,473,545	25,473,545	-	-
Utilities	31,350,200	31,350,200	-	-

Money Market Funds	12,112,050	12,112,050	-	-
Total Investments in Securities:	485,812,254	470,358,280	15,453,974	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,858,830) - See accompanying schedule:
Unaffiliated issuers (cost $408,281,430)	$473,700,204
Fidelity Central Funds (cost $12,112,050)	12,112,050

Total Investment in Securities (cost $420,393,480)		$485,812,254
Foreign currency held at value (cost $18,023)		18,024
Receivable for fund shares sold		614,141
Dividends receivable		528,873
Distributions receivable from Fidelity Central Funds		31,469
Prepaid expenses		572
Other receivables		25
Total assets		487,005,358
Liabilities
Payable for investments purchased	$271,112
Payable for fund shares redeemed	341,720
Accrued management fee	213,690
Distribution and service plan fees payable	8,998
Other affiliated payables	60,083
Other payables and accrued expenses	51,074
Collateral on securities loaned	2,787,175
Total Liabilities		3,733,852
Net Assets		$483,271,506
Net Assets consist of:
Paid in capital		$418,879,157
Total accumulated earnings (loss)		64,392,349
Net Assets		$483,271,506

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($121,880,042 ÷ 7,283,913 shares)		$16.73
Service Class :
Net Asset Value , offering price and redemption price per share ($240,290 ÷ 14,355 shares)		$16.74
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($43,667,108 ÷ 2,664,910 shares)		$16.39
Investor Class :
Net Asset Value , offering price and redemption price per share ($317,484,066 ÷ 19,025,485 shares)		$16.69
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$9,481,282
Income from Fidelity Central Funds (including $100,058 from security lending)		187,616
Total Income		9,668,898
Expenses
Management fee	$2,600,376
Transfer agent fees	549,765
Distribution and service plan fees	83,244
Accounting fees	181,596
Custodian fees and expenses	21,362
Independent trustees' fees and expenses	1,681
Audit	58,909
Legal	2,830
Interest	1,380
Miscellaneous	1,962
Total expenses before reductions	3,503,105
Expense reductions	(15,917)
Total expenses after reductions		3,487,188
Net Investment income (loss)		6,181,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	10,069,629
Foreign currency transactions	21,501
Total net realized gain (loss)		10,091,130
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(41,636,123)
Assets and liabilities in foreign currencies	(9,379)
Total change in net unrealized appreciation (depreciation)		(41,645,502)
Net gain (loss)		(31,554,372)
Net increase (decrease) in net assets resulting from operations		$(25,372,662)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,181,710	$6,779,873
Net realized gain (loss)	10,091,130	62,491,051
Change in net unrealized appreciation (depreciation)	(41,645,502)	34,951,052
Net increase (decrease) in net assets resulting from operations	(25,372,662)	104,221,976
Distributions to shareholders	(22,454,265)	(57,416,733)
Share transactions - net increase (decrease)	53,932,406	98,615,092
Total increase (decrease) in net assets	6,105,479	145,420,335

Net Assets
Beginning of period	477,166,027	331,745,692
End of period	$483,271,506	$477,166,027

Financial Highlights
VIP Value Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.28	$15.96	$15.78	$13.08	$16.36
Income from Investment Operations
Net investment income (loss) A,B	.23	.31	.19	.26	.21
Net realized and unrealized gain (loss)	(.96)	4.41	.75	3.74	(2.41)
Total from investment operations	(.73)	4.72	.94	4.00	(2.20)
Distributions from net investment income	(.23)	(.32)	(.20)	(.27)	(.18)
Distributions from net realized gain	(.59)	(2.07)	(.56)	(1.03)	(.90)
Total distributions	(.82)	(2.40) C	(.76)	(1.30)	(1.08)
Net asset value, end of period	$16.73	$18.28	$15.96	$15.78	$13.08
Total Return D,E	(4.11)%	30.07%	6.33%	32.13%	(13.84)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.64%	.64%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.64%	.64%	.67%	.67%	.67%
Expenses net of all reductions	.64%	.64%	.65%	.66%	.66%
Net investment income (loss)	1.32%	1.62%	1.48%	1.78%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$121,880	$159,917	$131,037	$116,401	$110,203
Portfolio turnover rate H	48%	68%	81%	67%	64%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.28	$15.96	$15.78	$13.08	$16.36
Income from Investment Operations
Net investment income (loss) A,B	.21	.29	.18	.24	.20
Net realized and unrealized gain (loss)	(.95)	4.40	.75	3.75	(2.42)
Total from investment operations	(.74)	4.69	.93	3.99	(2.22)
Distributions from net investment income	(.21)	(.30)	(.19)	(.25)	(.15)
Distributions from net realized gain	(.59)	(2.07)	(.56)	(1.03)	(.90)
Total distributions	(.80)	(2.37)	(.75)	(1.29) C	(1.06) C
Net asset value, end of period	$16.74	$18.28	$15.96	$15.78	$13.08
Total Return D,E	(4.17)%	29.92%	6.23%	32.01%	(13.97)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.74%	.74%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.77%	.77%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.76%
Net investment income (loss)	1.22%	1.52%	1.38%	1.68%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$240	$337	$275	$270	$233
Portfolio turnover rate H	48%	68%	81%	67%	64%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.93	$15.70	$15.55	$12.91	$16.15
Income from Investment Operations
Net investment income (loss) A,B	.18	.26	.16	.22	.17
Net realized and unrealized gain (loss)	(.93)	4.33	.72	3.68	(2.37)
Total from investment operations	(.75)	4.59	.88	3.90	(2.20)
Distributions from net investment income	(.20)	(.28)	(.17)	(.23)	(.14)
Distributions from net realized gain	(.59)	(2.07)	(.56)	(1.03)	(.90)
Total distributions	(.79)	(2.36) C	(.73)	(1.26)	(1.04)
Net asset value, end of period	$16.39	$17.93	$15.70	$15.55	$12.91
Total Return D,E	(4.29)%	29.72%	6.02%	31.77%	(14.02)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.89%	.89%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.92%	.92%
Expenses net of all reductions	.89%	.89%	.91%	.91%	.91%
Net investment income (loss)	1.07%	1.37%	1.22%	1.53%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$43,667	$26,890	$10,204	$9,262	$7,764
Portfolio turnover rate H	48%	68%	81%	67%	64%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.23	$15.92	$15.75	$13.06	$16.33
Income from Investment Operations
Net investment income (loss) A,B	.22	.29	.18	.25	.20
Net realized and unrealized gain (loss)	(.95)	4.40	.74	3.73	(2.40)
Total from investment operations	(.73)	4.69	.92	3.98	(2.20)
Distributions from net investment income	(.22)	(.31)	(.19)	(.26)	(.16)
Distributions from net realized gain	(.59)	(2.07)	(.56)	(1.03)	(.90)
Total distributions	(.81)	(2.38)	(.75)	(1.29)	(1.07) C
Net asset value, end of period	$16.69	$18.23	$15.92	$15.75	$13.06
Total Return D,E	(4.13)%	29.98%	6.20%	32.01%	(13.88)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.72%	.72%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.74%	.75%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.74%
Net investment income (loss)	1.24%	1.55%	1.40%	1.70%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$317,484	$290,021	$190,229	$197,903	$170,228
Portfolio turnover rate H	48%	68%	81%	67%	64%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships,   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,324,934
Gross unrealized depreciation	(36,877,407)
Net unrealized appreciation (depreciation)	$64,447,527
Tax Cost	$421,364,727

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$64,447,513

The Fund intends to elect to defer to its next fiscal year $55,166 of capital losses recognized during the period November 1, 2022 to December 31, 2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$6,187,116	$23,701,657
Long-term Capital Gains	16,267,149	33,715,076
Total	$22,454,265	$57,416,733

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Portfolio	260,240,127	235,532,055

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$300
Service Class 2	82,944
$83,244

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$87,760.06
Service Class	187.06
Service Class 2	20,768.06
Investor Class	441,050.14
	$549,765

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Portfolio	$6,025

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Value Portfolio	Borrower	$4,997,000	3.32%	$1,380

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Portfolio	40,559,095	30,778,053	2,118,426
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Value Portfolio	$835

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Portfolio	$10,766	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,917.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Value Portfolio
Distributions to shareholders
Initial Class	$6,194,114	$19,591,894
Service Class	12,231	40,837
Service Class 2	1,749,253	3,281,098
Investor Class	14,498,667	34,502,904
Total	$22,454,265	$57,416,733

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Value Portfolio
Initial Class
Shares sold	3,686,707	2,560,940	$65,469,302	$47,739,910
Reinvestment of distributions	356,830	1,074,650	6,194,114	19,591,894
Shares redeemed	(5,508,430)	(3,099,696)	(96,408,515)	(57,424,040)
Net increase (decrease)	(1,464,893)	535,894	$(24,745,099)	$9,907,764
Service Class
Shares sold	13,984	-	$239,677	$-
Reinvestment of distributions	493	1,642	8,569	29,932
Shares redeemed	(18,566)	(449)	(321,399)	(8,891)
Net increase (decrease)	(4,089)	1,193	$(73,153)	$21,041
Service Class 2
Shares sold	2,159,822	1,266,412	$36,638,710	$23,516,757
Reinvestment of distributions	103,474	183,243	1,749,253	3,281,098
Shares redeemed	(1,097,796)	(600,350)	(18,269,781)	(11,324,848)
Net increase (decrease)	1,165,500	849,305	$20,118,182	$15,473,007
Investor Class
Shares sold	6,099,854	5,101,753	$108,956,648	$96,130,989
Reinvestment of distributions	839,517	1,896,770	14,498,665	34,502,904
Shares redeemed	(3,819,745)	(3,041,764)	(64,822,837)	(57,420,613)
Net increase (decrease)	3,119,626	3,956,759	$58,632,476	$73,213,280
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Value Portfolio	66%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Value Portfolio	23%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and the Shareholders of VIP Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the "Fund"), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Value Portfolio
Initial Class	.64%
Actual		$ 1,000	$ 1,052.30	$ 3.31
Hypothetical- B		$ 1,000	$ 1,021.98	$ 3.26
Service Class	.74%
Actual		$ 1,000	$ 1,051.60	$ 3.83
Hypothetical- B		$ 1,000	$ 1,021.48	$ 3.77
Service Class 2	.89%
Actual		$ 1,000	$ 1,051.10	$ 4.60
Hypothetical- B		$ 1,000	$ 1,020.72	$ 4.53
Investor Class	.72%
Actual		$ 1,000	$ 1,051.80	$ 3.72
Hypothetical- B		$ 1,000	$ 1,021.58	$ 3.67

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $ 9,991,084, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 88%; Service Class designates 98%; Service Class 2 designates 100%; and Investor Class designates 93%; of the dividends distributed in December 2022, as qualifying for the dividends-received deduction for corporate shareholders.

1.768949.121
VIPVAL-ANN-0323
Fidelity® Variable Insurance Products:

Stock Selector All Cap Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Initial Class	-19.42%	-15.33%
Service Class	-19.51%	-15.42%
Service Class 2	-19.63%	-15.55%
Investor Class	-19.51%	-15.41%

A     From October 21, 2021

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Stock Selector All Cap Portfolio - Initial Class, a class of the fund, on October 21, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US Investable Market 2500 Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Co-Portfolio Manager Christopher Lee:
For the year ending December 31, 2022, the fund's share classes returned roughly -20% to -19%, modestly trailing the -19.24% result of the benchmark MSCI US Investable Market 2500 Index. Versus the benchmark, security selection in the health care sector notably detracted from performance, particularly among pharmaceuticals, biotechnology & life sciences stocks. Investment choices in industrials hurt to a lesser extent. The fund's biggest individual relative detractor was Chevron (+58%), an outperforming benchmark component the fund didn't own. Negligible exposure to Merck (+49%), another strong-performing stock in the benchmark, also detracted. Merck was not held in the portfolio at year-end. The decision to avoid Johnson & Johnson (+6%), another strong performer in the benchmark, also    hurt. Conversely, investment choices in financials and information technology provided a modest lift to fund performance this period. The fund's modest cash position helped as well. At the stock level, underweighting Nvidia (-50%) topped the fund's list of relative contributors. We meaningfully added to this position in 2022. Overweighting Traveler's Companies proved timely, given this stock's 22% gain for the year. Exxon Mobil was another overweighting that added value compared with the benchmark, given its 88% gain within the market-leading energy sector. Exxon Mobil and Travelers were both top-   10 holdings at year-end. Noteworthy position changes during the period included greater exposure to energy and health care stocks, and smaller allocations to the communication services, consumer discretionary and information technology sectors.
Notes to shareholders:
On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund's commodity equity sleeve, joining Jody Simes. On July 10, 2022, Katie Shaw came off the fund. On August 1, 2022, Chris Lee assumed co-management responsibilities for the fund. After nearly four decades with Fidelity, Robert Stansky retired from Fidelity on December 31, 2022. On January 1, 2023, Chris Lee assumed Stansky's responsibilities for the fund. On January 1, 2023, Jody Simes retired from the firm and came off the fund and the fund's materials sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	5.7
Apple, Inc.	5.6
Alphabet, Inc. Class A	3.1
Amazon.com, Inc.	2.3
Exxon Mobil Corp.	1.9
UnitedHealth Group, Inc.	1.6
Bank of America Corp.	1.5
The Travelers Companies, Inc.	1.5
Wells Fargo & Co.	1.2
Procter & Gamble Co.	1.1
25.5

Market Sectors (% of Fund's net assets)

Information Technology	24.4
Health Care	15.1
Financials	11.4
Consumer Discretionary	9.9
Industrials	9.4
Communication Services	7.3
Consumer Staples	7.0
Energy	5.2
Real Estate	3.2
Materials	3.1
Utilities	3.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 8.9%
Futures - 0.4%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	23,400	430,794
Liberty Global PLC Class C (a)	379,600	7,375,628
		7,806,422
Entertainment - 1.8%
Activision Blizzard, Inc.	125,100	9,576,405
Cinemark Holdings, Inc. (a)(b)	125,700	1,088,562
Electronic Arts, Inc.	98,800	12,071,384
Endeavor Group Holdings, Inc. (a)	71,800	1,618,372
Lions Gate Entertainment Corp.:
Class A (a)	23,700	135,327
Class B (a)	137,100	744,453
Marcus Corp. (b)	95,400	1,372,806
Netflix, Inc. (a)	89,900	26,509,712
Take-Two Interactive Software, Inc. (a)	37,700	3,925,701
The Walt Disney Co. (a)	113,000	9,817,440
Warner Bros Discovery, Inc. (a)	28,505	270,227
Warner Music Group Corp. Class A	54,700	1,915,594
World Wrestling Entertainment, Inc. Class A (b)	31,200	2,137,824
		71,183,807
Interactive Media & Services - 4.2%
Alphabet, Inc. Class A (a)	1,379,500	121,713,285
Angi, Inc. (a)	335,800	789,130
IAC, Inc. (a)	4,000	177,600
Meta Platforms, Inc. Class A (a)	327,800	39,447,452
Snap, Inc. Class A (a)	451,300	4,039,135
Zoominfo Technologies, Inc. (a)	33,500	1,008,685
		167,175,287
Media - 0.7%
Advantage Solutions, Inc. Class A (a)	454,500	945,360
Altice U.S.A., Inc. Class A (a)	195,700	900,220
Comcast Corp. Class A	347,100	12,138,087
DISH Network Corp. Class A (a)	20,500	287,820
Liberty Broadband Corp.:
Class A (a)	87,000	6,598,950
Class C (a)	71,600	5,460,932
S4 Capital PLC (a)	189,600	433,678
TechTarget, Inc. (a)	6,800	299,608
		27,064,655
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	112,700	15,778,000
TOTAL COMMUNICATION SERVICES		289,008,171
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.1%
Adient PLC (a)	71,050	2,464,725
Automobiles - 0.7%
Ferrari NV	11,500	2,463,530
Tesla, Inc. (a)	217,263	26,762,456
		29,225,986
Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc. Class A (a)	38,600	3,300,300
ARAMARK Holdings Corp.	174,800	7,226,232
Booking Holdings, Inc. (a)	8,262	16,650,243
Caesars Entertainment, Inc. (a)	116,200	4,833,920
Churchill Downs, Inc.	42,615	9,010,089
Domino's Pizza, Inc.	18,454	6,392,466
Hilton Worldwide Holdings, Inc.	79,978	10,106,020
Marriott International, Inc. Class A	72,695	10,823,559
McDonald's Corp.	27,980	7,373,569
Penn Entertainment, Inc. (a)	75,000	2,227,500
Planet Fitness, Inc. (a)	49,600	3,908,480
		81,852,378
Household Durables - 0.2%
D.R. Horton, Inc.	36,800	3,280,352
Helen of Troy Ltd. (a)	4,800	532,368
Mohawk Industries, Inc. (a)	28,283	2,891,088
Tupperware Brands Corp. (a)	31,600	130,824
		6,834,632
Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (a)	1,070,936	89,958,624
eBay, Inc.	228,239	9,465,071
Uber Technologies, Inc. (a)	284,500	7,035,685
		106,459,380
Multiline Retail - 0.6%
Dollar General Corp.	66,030	16,259,888
Ollie's Bargain Outlet Holdings, Inc. (a)	59,500	2,786,980
Target Corp.	41,135	6,130,760
		25,177,628
Specialty Retail - 2.3%
Burlington Stores, Inc. (a)	42,246	8,565,799
Five Below, Inc. (a)	30,772	5,442,644
Industria de Diseno Textil SA	177,800	4,722,555
Lowe's Companies, Inc.	143,589	28,608,672
The Home Depot, Inc.	46,624	14,726,657
TJX Companies, Inc.	324,820	25,855,672
Warby Parker, Inc. (a)	100,000	1,349,000
		89,270,999
Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings Ltd. (a)	195,368	11,198,494
lululemon athletica, Inc. (a)	31,900	10,220,122
LVMH Moet Hennessy Louis Vuitton SE	3,600	2,619,696
NIKE, Inc. Class B	93,669	10,960,210
PVH Corp.	98,140	6,927,703
Tapestry, Inc.	201,697	7,680,622
		49,606,847
TOTAL CONSUMER DISCRETIONARY		390,892,575
CONSUMER STAPLES - 7.0%
Beverages - 2.2%
Boston Beer Co., Inc. Class A (a)	24,800	8,172,096
Brown-Forman Corp. Class B (non-vtg.)	400	26,272
Constellation Brands, Inc. Class A (sub. vtg.)	38,385	8,895,724
Diageo PLC	45,845	2,006,722
Keurig Dr. Pepper, Inc.	233,900	8,340,874
Molson Coors Beverage Co. Class B	13,800	710,976
Monster Beverage Corp. (a)	104,500	10,609,885
PepsiCo, Inc.	46,600	8,418,756
Primo Water Corp.	68,500	1,064,490
The Coca-Cola Co.	626,400	39,845,304
The Vita Coco Co., Inc. (a)	1,500	20,730
		88,111,829
Food & Staples Retailing - 1.3%
Albertsons Companies, Inc.	69,800	1,447,652
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	86,000	3,779,173
Costco Wholesale Corp.	7,800	3,560,700
Grocery Outlet Holding Corp. (a)	1,600	46,704
Kroger Co.	20,900	931,722
Performance Food Group Co. (a)	158,346	9,245,823
Sysco Corp.	35,700	2,729,265
U.S. Foods Holding Corp. (a)	124,300	4,228,686
Walgreens Boots Alliance, Inc.	800	29,888
Walmart, Inc.	181,000	25,663,990
		51,663,603
Food Products - 1.0%
Archer Daniels Midland Co.	8,400	779,940
Bunge Ltd.	51,350	5,123,190
Conagra Brands, Inc.	60,400	2,337,480
Darling Ingredients, Inc. (a)	38,997	2,440,822
Freshpet, Inc. (a)	60,400	3,187,308
Ingredion, Inc.	700	68,551
Laird Superfood, Inc. (a)	35,100	29,484
Lamb Weston Holdings, Inc.	5,700	509,352
McCormick & Co., Inc. (non-vtg.)	8,000	663,120
Mondelez International, Inc.	220,500	14,696,325
Nomad Foods Ltd. (a)	246,500	4,249,660
Sovos Brands, Inc. (a)	13,300	191,121
The Hain Celestial Group, Inc. (a)	18,800	304,184
The Kraft Heinz Co.	3,000	122,130
The Simply Good Foods Co. (a)	15,000	570,450
TreeHouse Foods, Inc. (a)	53,326	2,633,238
Tyson Foods, Inc. Class A	34,000	2,116,500
		40,022,855
Household Products - 1.5%
Church & Dwight Co., Inc.	5,000	403,050
Colgate-Palmolive Co.	5,500	433,345
Energizer Holdings, Inc.	158,200	5,307,610
Kimberly-Clark Corp.	29,400	3,991,050
Procter & Gamble Co.	279,500	42,361,020
Reckitt Benckiser Group PLC	8,600	596,121
Reynolds Consumer Products, Inc.	47,748	1,431,485
Spectrum Brands Holdings, Inc.	44,500	2,710,940
The Clorox Co.	14,600	2,048,818
		59,283,439
Personal Products - 0.3%
BellRing Brands, Inc. (a)	23,600	605,104
Estee Lauder Companies, Inc. Class A	12,100	3,002,131
Haleon PLC (a)	61,900	244,969
Herbalife Nutrition Ltd. (a)	121,300	1,804,944
Olaplex Holdings, Inc. (a)	355,200	1,850,592
Shiseido Co. Ltd.	8,800	431,321
The Beauty Health Co. (a)(b)	170,404	1,550,676
		9,489,737
Tobacco - 0.7%
Altria Group, Inc.	301,500	13,781,565
Philip Morris International, Inc.	146,300	14,807,023
		28,588,588
TOTAL CONSUMER STAPLES		277,160,051
ENERGY - 5.2%
Energy Equipment & Services - 0.7%
Championx Corp.	35,400	1,026,246
Expro Group Holdings NV (a)	304,400	5,518,772
Schlumberger Ltd.	297,700	15,915,042
Valaris Ltd. (a)	10,400	703,248
Weatherford International PLC (a)	110,500	5,626,660
		28,789,968
Oil, Gas & Consumable Fuels - 4.5%
Antero Resources Corp. (a)	115,100	3,566,949
Canadian Natural Resources Ltd.	305,500	16,964,952
CVR Energy, Inc.	15,400	482,636
Delek U.S. Holdings, Inc.	29,500	796,500
Exxon Mobil Corp.	679,200	74,915,760
Hess Corp.	177,100	25,116,322
Imperial Oil Ltd.	167,400	8,153,641
Kosmos Energy Ltd. (a)	931,377	5,923,558
MEG Energy Corp. (a)	1,153,200	16,054,520
PBF Energy, Inc. Class A	13,000	530,140
Phillips 66 Co.	101,700	10,584,936
Talos Energy, Inc. (a)	37,200	702,336
Tourmaline Oil Corp.	98,600	4,975,149
Valero Energy Corp.	81,700	10,364,462
		179,131,861
TOTAL ENERGY		207,921,829
FINANCIALS - 11.4%
Banks - 5.2%
AIB Group PLC	347,000	1,343,149
Bank of America Corp.	1,756,213	58,165,775
Bank of Ireland Group PLC	818,600	7,798,806
BankUnited, Inc.	41,569	1,412,099
BNP Paribas SA	80,446	4,580,530
Citizens Financial Group, Inc.	80,099	3,153,498
Comerica, Inc.	79,609	5,321,862
DNB Bank ASA	55,200	1,090,207
JPMorgan Chase & Co.	152,714	20,478,947
KBC Group NV	54,200	3,489,685
M&T Bank Corp.	49,118	7,125,057
NatWest Group PLC	478,800	1,527,003
Piraeus Financial Holdings SA (a)	887,300	1,365,827
PNC Financial Services Group, Inc.	48,577	7,672,251
Signature Bank	28,552	3,289,761
Societe Generale Series A	168,692	4,231,413
Sumitomo Mitsui Financial Group, Inc.	95,400	3,838,175
U.S. Bancorp	366,607	15,987,731
UniCredit SpA	429,786	6,098,476
Wells Fargo & Co.	1,130,272	46,668,931
Wintrust Financial Corp.	35,754	3,021,928
		207,661,111
Capital Markets - 1.8%
Bank of New York Mellon Corp.	374,584	17,051,064
BlackRock, Inc. Class A	17,787	12,604,402
Brookfield Asset Management Ltd. Class A	23,074	661,532
Brookfield Asset Management, Inc. Class A	90,696	2,853,296
Cboe Global Markets, Inc.	35,617	4,468,865
Intercontinental Exchange, Inc.	77,214	7,921,384
Lazard Ltd. Class A	58,200	2,017,794
Patria Investments Ltd.	238,500	3,322,305
State Street Corp.	191,823	14,879,710
StepStone Group, Inc. Class A	141,959	3,574,528
Virtu Financial, Inc. Class A	143,446	2,927,733
		72,282,613
Consumer Finance - 0.5%
American Express Co.	48,582	7,177,991
Capital One Financial Corp.	66,074	6,142,239
NerdWallet, Inc. (a)	97,500	936,000
OneMain Holdings, Inc.	148,756	4,955,062
		19,211,292
Diversified Financial Services - 0.1%
Apollo Global Management, Inc.	76,000	4,848,040
Sunrisemezz Ltd. (a)	126,757	15,373
		4,863,413
Insurance - 3.5%
Arch Capital Group Ltd. (a)	53,771	3,375,743
Arthur J. Gallagher & Co.	56,147	10,585,955
Assurant, Inc.	9,590	1,199,325
Beazley PLC	600,932	4,936,545
Chubb Ltd.	28,400	6,265,040
Direct Line Insurance Group PLC	216,388	578,926
Globe Life, Inc.	78,881	9,509,105
Hartford Financial Services Group, Inc.	190,991	14,482,848
Marsh & McLennan Companies, Inc.	100,382	16,611,213
Prudential PLC	101,053	1,377,887
Reinsurance Group of America, Inc.	42,500	6,038,825
The Travelers Companies, Inc.	310,077	58,136,337
Unum Group	113,500	4,656,905
		137,754,654
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	164,200	6,384,096
MGIC Investment Corp.	250,373	3,254,849
UWM Holdings Corp. Class A (b)	371,300	1,229,003
		10,867,948
TOTAL FINANCIALS		452,641,031
HEALTH CARE - 15.1%
Biotechnology - 3.0%
ADC Therapeutics SA (a)	75,000	288,000
Agios Pharmaceuticals, Inc. (a)	28,000	786,240
Alnylam Pharmaceuticals, Inc. (a)	26,800	6,369,020
Ambrx Biopharma, Inc. ADR (a)	50,000	113,500
Arcutis Biotherapeutics, Inc. (a)	75,000	1,110,000
Argenx SE ADR (a)	37,500	14,206,125
Ascendis Pharma A/S sponsored ADR (a)	69,000	8,426,970
Beam Therapeutics, Inc. (a)	30,000	1,173,300
Biogen, Inc. (a)	3,500	969,220
Blueprint Medicines Corp. (a)	75,000	3,285,750
Celldex Therapeutics, Inc. (a)	50,000	2,228,500
Century Therapeutics, Inc. (a)	65,000	333,450
Cerevel Therapeutics Holdings (a)	110,000	3,469,400
Cytokinetics, Inc. (a)	100,000	4,582,000
Denali Therapeutics, Inc. (a)	37,500	1,042,875
Erasca, Inc. (a)	150,000	646,500
Generation Bio Co. (a)	70,000	275,100
Instil Bio, Inc. (a)	6,100	3,843
Janux Therapeutics, Inc. (a)	45,000	592,650
Karuna Therapeutics, Inc. (a)	18,000	3,537,000
Keros Therapeutics, Inc. (a)	34,000	1,632,680
Legend Biotech Corp. ADR (a)	120,000	5,990,400
Nuvalent, Inc. Class A (a)	50,000	1,489,000
Poseida Therapeutics, Inc. (a)	230,000	1,219,000
PTC Therapeutics, Inc. (a)	80,000	3,053,600
Regeneron Pharmaceuticals, Inc. (a)	23,800	17,171,462
Relay Therapeutics, Inc. (a)	100,000	1,494,000
Repligen Corp. (a)	14,000	2,370,340
Sarepta Therapeutics, Inc. (a)	50,000	6,479,000
Scholar Rock Holding Corp. (a)	15,000	135,750
Seagen, Inc. (a)	30,000	3,855,300
Shattuck Labs, Inc. (a)	68,600	157,780
Stoke Therapeutics, Inc. (a)	42,500	392,275
uniQure B.V. (a)	50,000	1,133,500
Vaxcyte, Inc. (a)	65,000	3,116,750
Vertex Pharmaceuticals, Inc. (a)	26,000	7,508,280
Verve Therapeutics, Inc. (a)	18,000	348,300
Xencor, Inc. (a)	110,000	2,864,400
Xenon Pharmaceuticals, Inc. (a)	44,000	1,734,920
Zai Lab Ltd. (a)	400,000	1,238,102
Zentalis Pharmaceuticals, Inc. (a)	90,000	1,812,600
		118,636,882
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	765,000	35,396,550
Inspire Medical Systems, Inc. (a)	12,800	3,224,064
Insulet Corp. (a)	70,500	20,754,495
Intuitive Surgical, Inc. (a)	12,500	3,316,875
Masimo Corp. (a)	74,000	10,948,300
Nevro Corp. (a)	67,000	2,653,200
Novocure Ltd. (a)	38,000	2,787,300
Outset Medical, Inc. (a)	67,000	1,729,940
Penumbra, Inc. (a)	100,500	22,357,230
PROCEPT BioRobotics Corp. (a)	42,500	1,765,450
ResMed, Inc.	40,800	8,491,704
Stryker Corp.	29,000	7,090,210
Tandem Diabetes Care, Inc. (a)	125,000	5,618,750
		126,134,068
Health Care Providers & Services - 4.3%
agilon health, Inc. (a)	660,000	10,652,400
Alignment Healthcare, Inc. (a)	236,400	2,780,064
Centene Corp. (a)	184,000	15,089,840
Cigna Corp.	78,500	26,010,190
Guardant Health, Inc. (a)	70,000	1,904,000
HCA Holdings, Inc.	12,800	3,071,488
Humana, Inc.	38,500	19,719,315
LifeStance Health Group, Inc. (a)	283,100	1,398,514
Molina Healthcare, Inc. (a)	22,800	7,529,016
Oak Street Health, Inc. (a)	460,000	9,894,600
Surgery Partners, Inc. (a)	280,000	7,800,800
UnitedHealth Group, Inc.	123,500	65,477,230
		171,327,457
Health Care Technology - 0.3%
Doximity, Inc. (a)(b)	100,000	3,356,000
Medlive Technology Co. Ltd. (c)	220,000	238,643
Phreesia, Inc. (a)	86,000	2,782,960
Veeva Systems, Inc. Class A (a)	30,000	4,841,400
		11,219,003
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (a)	28,000	1,020,320
Agilent Technologies, Inc.	9,000	1,346,850
Bruker Corp.	92,000	6,288,200
Danaher Corp.	117,500	31,186,850
IQVIA Holdings, Inc. (a)	38,500	7,888,265
Lonza Group AG	7,400	3,632,478
Olink Holding AB ADR (a)	65,900	1,672,542
Sartorius Stedim Biotech	7,545	2,443,155
Seer, Inc. (a)	12,800	74,240
Thermo Fisher Scientific, Inc.	60,000	33,041,400
West Pharmaceutical Services, Inc.	24,500	5,766,075
		94,360,375
Pharmaceuticals - 2.0%
Arvinas Holding Co. LLC (a)	38,000	1,299,980
AstraZeneca PLC (United Kingdom)	101,500	13,734,917
Eli Lilly & Co.	100,800	36,876,672
Pharvaris BV (a)	60,000	675,000
Roche Holding AG (participation certificate)	19,000	5,970,514
Royalty Pharma PLC	396,000	15,649,920
Theseus Pharmaceuticals, Inc. (a)	16,500	82,170
UCB SA	45,000	3,543,404
Verona Pharma PLC ADR (a)	30,000	783,900
		78,616,477
TOTAL HEALTH CARE		600,294,262
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.1%
Axon Enterprise, Inc. (a)	18,000	2,986,740
HEICO Corp. Class A	25,600	3,068,160
Howmet Aerospace, Inc.	131,800	5,194,238
L3Harris Technologies, Inc.	45,800	9,536,018
Lockheed Martin Corp.	36,500	17,756,885
Northrop Grumman Corp.	15,800	8,620,638
Raytheon Technologies Corp.	158,400	15,985,728
The Boeing Co. (a)	104,900	19,982,401
		83,130,808
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	87,700	2,278,446
Airlines - 0.2%
Delta Air Lines, Inc. (a)	195,300	6,417,558
JetBlue Airways Corp. (a)	528,100	3,422,088
		9,839,646
Building Products - 0.7%
Carlisle Companies, Inc.	42,900	10,109,385
Trane Technologies PLC	99,800	16,775,382
		26,884,767
Commercial Services & Supplies - 0.9%
Cintas Corp.	41,100	18,561,582
CoreCivic, Inc. (a)	92,000	1,063,520
Waste Connections, Inc. (United States)	128,200	16,994,192
		36,619,294
Construction & Engineering - 0.4%
Willscot Mobile Mini Holdings (a)	396,400	17,905,388
Electrical Equipment - 0.6%
AMETEK, Inc.	181,400	25,345,208
Fluence Energy, Inc. (a)	11,400	195,510
		25,540,718
Industrial Conglomerates - 0.3%
Honeywell International, Inc.	53,500	11,465,050
Machinery - 2.6%
AGCO Corp.	76,500	10,609,785
Caterpillar, Inc.	92,200	22,087,432
Chart Industries, Inc. (a)(b)	27,600	3,180,348
Deere & Co.	43,500	18,651,060
Flowserve Corp.	256,900	7,881,692
Fortive Corp.	345,600	22,204,800
IDEX Corp.	50,300	11,484,999
ITT, Inc.	68,700	5,571,570
		101,671,686
Marine - 0.1%
Eagle Bulk Shipping, Inc.	29,800	1,488,212
Genco Shipping & Trading Ltd.	60,100	923,136
		2,411,348
Professional Services - 0.1%
TransUnion Holding Co., Inc.	84,400	4,789,700
Road & Rail - 1.3%
CSX Corp.	673,200	20,855,736
Landstar System, Inc.	67,300	10,963,170
Old Dominion Freight Lines, Inc.	20,100	5,703,978
Union Pacific Corp.	61,100	12,651,977
		50,174,861
Trading Companies & Distributors - 0.0%
Air Lease Corp. Class A	30,700	1,179,494
TOTAL INDUSTRIALS		373,891,206
INFORMATION TECHNOLOGY - 24.3%
Communications Equipment - 0.2%
Cisco Systems, Inc.	191,100	9,104,004
Electronic Equipment & Components - 0.5%
Cognex Corp.	51,700	2,435,587
Corning, Inc.	249,900	7,981,806
TE Connectivity Ltd.	65,300	7,496,440
Trimble, Inc. (a)	25,100	1,269,056
		19,182,889
IT Services - 4.5%
Affirm Holdings, Inc. (a)(b)	61,914	598,708
Akamai Technologies, Inc. (a)	100,100	8,438,430
Block, Inc. Class A (a)	94,700	5,950,948
Capgemini SA	100,400	16,784,490
Cognizant Technology Solutions Corp. Class A	328,600	18,792,634
Cyxtera Technologies, Inc. Class A (a)	288,418	553,763
DXC Technology Co. (a)	43,700	1,158,050
ExlService Holdings, Inc. (a)	8,800	1,490,984
Gartner, Inc. (a)	7,000	2,352,980
Global Payments, Inc.	81,700	8,114,444
GoDaddy, Inc. (a)	136,000	10,175,520
MasterCard, Inc. Class A	82,100	28,548,633
MongoDB, Inc. Class A (a)	60,000	11,810,400
PayPal Holdings, Inc. (a)	143,500	10,220,070
Repay Holdings Corp. (a)	170,236	1,370,400
Shift4 Payments, Inc. (a)	38,300	2,142,119
Snowflake, Inc. (a)	14,500	2,081,330
StoneCo Ltd. Class A (a)	29,000	273,760
Thoughtworks Holding, Inc. (a)	19,900	202,781
Twilio, Inc. Class A (a)	121,800	5,963,328
Visa, Inc. Class A	163,400	33,947,984
Wix.com Ltd. (a)	37,200	2,858,076
Worldline SA (a)(c)	85,319	3,341,303
		177,171,135
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (a)	123,410	7,993,266
Analog Devices, Inc.	232,100	38,071,363
Intel Corp.	271,700	7,181,031
Lam Research Corp.	3,900	1,639,170
Marvell Technology, Inc.	87,200	3,229,888
Microchip Technology, Inc.	197,300	13,860,325
Micron Technology, Inc.	394,300	19,707,114
NVIDIA Corp.	64,200	9,382,188
onsemi (a)	45,500	2,837,835
Skyworks Solutions, Inc.	44,600	4,064,398
		107,966,578
Software - 10.7%
Adobe, Inc. (a)	109,100	36,715,423
Alteryx, Inc. Class A (a)	27,100	1,373,157
Aspen Technology, Inc. (a)	16,316	3,351,306
Autodesk, Inc. (a)	88,800	16,594,056
Black Knight, Inc. (a)	22,900	1,414,075
Blackbaud, Inc. (a)	59,700	3,513,942
Blend Labs, Inc. (a)	76,900	110,736
Ceridian HCM Holding, Inc. (a)	97,300	6,241,795
Constellation Software, Inc.	3,000	4,683,811
Coupa Software, Inc. (a)	58,300	4,615,611
Elastic NV (a)	93,700	4,825,550
Five9, Inc. (a)	34,900	2,368,314
Gen Digital, Inc.	384,600	8,241,978
HubSpot, Inc. (a)	24,400	7,054,772
Micro Focus International PLC	200,000	1,281,191
Microsoft Corp.	936,400	224,567,446
Momentive Global, Inc. (a)	86,800	607,600
New Relic, Inc. (a)	35,800	2,020,910
Palo Alto Networks, Inc. (a)	114,100	15,921,514
PTC, Inc. (a)	77,300	9,279,092
Roper Technologies, Inc.	26,300	11,363,967
Salesforce.com, Inc. (a)	246,100	32,630,399
Smartsheet, Inc. (a)	9,300	366,048
Tenable Holdings, Inc. (a)	180,200	6,874,630
Workday, Inc. Class A (a)	77,700	13,001,541
Workiva, Inc. (a)	17,700	1,486,269
Zoom Video Communications, Inc. Class A (a)	21,200	1,436,088
		421,941,221
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	1,718,600	223,297,698
Western Digital Corp. (a)	84,600	2,669,130
		225,966,828
TOTAL INFORMATION TECHNOLOGY		961,332,655
MATERIALS - 3.1%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	35,900	11,066,534
Albemarle Corp.	14,000	3,036,040
Ashland, Inc.	19,100	2,053,823
Cabot Corp.	29,200	1,951,728
Celanese Corp. Class A	28,100	2,872,944
CF Industries Holdings, Inc.	10,600	903,120
Chemtrade Logistics Income Fund	100,600	666,456
Corteva, Inc.	115,500	6,789,090
DuPont de Nemours, Inc.	61,700	4,234,471
Eastman Chemical Co.	7,700	627,088
Ecolab, Inc.	15,400	2,241,624
Element Solutions, Inc.	42,900	780,351
Huntsman Corp.	27,800	763,944
Linde PLC	63,800	20,810,284
LyondellBasell Industries NV Class A	44,300	3,678,229
Olin Corp.	57,000	3,017,580
PPG Industries, Inc.	19,100	2,401,634
RPM International, Inc.	9,900	964,755
Sherwin-Williams Co.	1,500	355,995
The Chemours Co. LLC	73,700	2,256,694
Tronox Holdings PLC	192,100	2,633,691
Valvoline, Inc.	154,019	5,028,720
Westlake Corp.	15,000	1,538,100
		80,672,895
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	6,800	2,298,196
Vulcan Materials Co.	14,500	2,539,095
		4,837,291
Containers & Packaging - 0.3%
Aptargroup, Inc.	24,700	2,716,506
Avery Dennison Corp.	11,300	2,045,300
Crown Holdings, Inc.	20,700	1,701,747
Greif, Inc. Class A	30,700	2,058,742
Sealed Air Corp.	43,800	2,184,744
		10,707,039
Metals & Mining - 0.6%
Alcoa Corp.	52,000	2,364,440
Commercial Metals Co.	35,200	1,700,160
First Quantum Minerals Ltd.	313,700	6,554,338
Freeport-McMoRan, Inc.	214,000	8,132,000
Glencore PLC	397,200	2,648,787
Reliance Steel & Aluminum Co.	11,600	2,348,304
Steel Dynamics, Inc.	10,900	1,064,930
		24,812,959
TOTAL MATERIALS		121,030,184
REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.0%
Alexandria Real Estate Equities, Inc.	26,200	3,816,554
American Tower Corp.	46,300	9,809,118
Crown Castle International Corp.	85,600	11,610,784
CubeSmart	224,500	9,036,125
EastGroup Properties, Inc.	16,700	2,472,602
Equinix, Inc.	15,000	9,825,450
Equity Lifestyle Properties, Inc.	73,500	4,748,100
Essex Property Trust, Inc.	22,800	4,831,776
Four Corners Property Trust, Inc.	147,700	3,829,861
Host Hotels & Resorts, Inc.	87,400	1,402,770
Invitation Homes, Inc.	137,300	4,069,572
Lamar Advertising Co. Class A	37,200	3,511,680
Mid-America Apartment Communities, Inc.	40,300	6,326,697
Phillips Edison & Co., Inc.	47,300	1,506,032
Prologis (REIT), Inc.	120,665	13,602,565
Public Storage	5,800	1,625,102
Ryman Hospitality Properties, Inc.	38,400	3,140,352
SITE Centers Corp.	207,800	2,838,548
Spirit Realty Capital, Inc.	57,900	2,311,947
Terreno Realty Corp.	32,400	1,842,588
UDR, Inc.	64,900	2,513,577
Urban Edge Properties	134,600	1,896,514
Ventas, Inc.	151,400	6,820,570
VICI Properties, Inc.	52,200	1,691,280
Welltower, Inc.	61,200	4,011,660
		119,091,824
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	82,400	6,341,504
Doma Holdings, Inc. Class A (a)	712,700	322,782
WeWork, Inc. (a)	348,300	498,069
		7,162,355
TOTAL REAL ESTATE		126,254,179
UTILITIES - 3.0%
Electric Utilities - 2.2%
Avangrid, Inc.	24,100	1,035,818
Constellation Energy Corp.	102,273	8,816,955
Duke Energy Corp.	24,700	2,543,853
Edison International	85,900	5,464,958
Entergy Corp.	45,800	5,152,500
Eversource Energy	15,600	1,307,904
Exelon Corp.	150,200	6,493,146
FirstEnergy Corp.	150,100	6,295,194
NextEra Energy, Inc.	208,965	17,469,474
OGE Energy Corp.	45,100	1,783,705
PG&E Corp. (a)	556,357	9,046,365
Pinnacle West Capital Corp.	28,300	2,151,932
PPL Corp.	171,300	5,005,386
Southern Co.	200,500	14,317,705
		86,884,895
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class A	11,800	353,056
NextEra Energy Partners LP	21,728	1,522,916
The AES Corp.	150,100	4,316,876
Vistra Corp.	122,000	2,830,400
		9,023,248
Multi-Utilities - 0.6%
Consolidated Edison, Inc.	21,400	2,039,634
Dominion Energy, Inc.	96,500	5,917,380
NiSource, Inc.	147,800	4,052,676
Public Service Enterprise Group, Inc.	57,400	3,516,898
Sempra Energy	51,900	8,020,626
		23,547,214
TOTAL UTILITIES		119,455,357
TOTAL COMMON STOCKS (Cost $4,620,612,359)		3,919,881,500

Convertible Bonds - 0.1%
	Principal Amount (d)	Value ($)
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $1,793,995)	2,835,000	1,559,250

U.S. Treasury Obligations - 0.0%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.35% 3/30/23 (e) (Cost $949,895)	960,000	950,166

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f)	29,671,960	29,677,895
Fidelity Securities Lending Cash Central Fund 4.37% (f)(g)	6,804,945	6,805,625
TOTAL MONEY MARKET FUNDS (Cost $36,483,520)		36,483,520

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $4,659,839,769)	3,958,874,436
NET OTHER ASSETS (LIABILITIES) - 0.1%	3,195,000
NET ASSETS - 100.0%	3,962,069,436

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	88	Mar 2023	16,988,400	(33,306)	(33,306)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,579,946 or 0.1% of net assets.

(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $950,166.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	97,237,484	1,000,951,310	1,068,510,899	520,501	-	-	29,677,895	0.1%
Fidelity Securities Lending Cash Central Fund 4.37%	-	111,590,855	104,785,230	228,488	-	-	6,805,625	0.0%
Total	97,237,484	1,112,542,165	1,173,296,129	748,989	-	-	36,483,520

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	289,008,171	289,008,171	-	-
Consumer Discretionary	390,892,575	383,550,324	7,342,251	-
Consumer Staples	277,160,051	274,125,887	3,034,164	-
Energy	207,921,829	207,921,829	-	-
Financials	452,641,031	426,407,655	26,233,376	-
Health Care	600,294,262	575,479,608	24,814,654	-
Industrials	373,891,206	373,891,206	-	-
Information Technology	961,332,655	939,925,671	21,406,984	-
Materials	121,030,184	118,381,397	2,648,787	-
Real Estate	126,254,179	126,254,179	-	-
Utilities	119,455,357	119,455,357	-	-

Corporate Bonds	1,559,250	-	1,559,250	-

U.S. Government and Government Agency Obligations	950,166	-	950,166	-

Money Market Funds	36,483,520	36,483,520	-	-
Total Investments in Securities:	3,958,874,436	3,870,884,804	87,989,632	-
Derivative Instruments:

Liabilities
Futures Contracts	(33,306)	(33,306)	-	-
Total Liabilities	(33,306)	(33,306)	-	-
Total Derivative Instruments:	(33,306)	(33,306)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(33,306)
Total Equity Risk	0	(33,306)
Total Value of Derivatives	0	(33,306)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $6,591,359) - See accompanying schedule:
Unaffiliated issuers (cost $4,623,356,249)	$3,922,390,916
Fidelity Central Funds (cost $36,483,520)	36,483,520

Total Investment in Securities (cost $4,659,839,769)		$3,958,874,436
Foreign currency held at value (cost $15,867)		15,867
Receivable for investments sold		17,311,111
Receivable for fund shares sold		135,449
Dividends receivable		3,258,933
Distributions receivable from Fidelity Central Funds		112,365
Prepaid expenses		5,263
Other receivables		30
Total assets		3,979,713,454
Liabilities
Payable to custodian bank	$3,440,484
Payable for investments purchased	4,233,543
Payable for fund shares redeemed	812,589
Accrued management fee	1,674,350
Distribution and service plan fees payable	24
Payable for daily variation margin on futures contracts	47,300
Other affiliated payables	546,086
Other payables and accrued expenses	84,017
Collateral on securities loaned	6,805,625
Total Liabilities		17,644,018
Net Assets		$3,962,069,436
Net Assets consist of:
Paid in capital		$5,054,742,878
Total accumulated earnings (loss)		(1,092,673,442)
Net Assets		$3,962,069,436

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($81,201 ÷ 10,000 shares)		$8.12
Service Class :
Net Asset Value , offering price and redemption price per share ($81,206 ÷ 10,000 shares)		$8.12
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($81,210 ÷ 10,000 shares)		$8.12
Investor Class :
Net Asset Value , offering price and redemption price per share ($3,961,825,819 ÷ 487,770,064 shares)		$8.12
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$58,909,909
Interest		154,972
Income from Fidelity Central Funds (including $228,488 from security lending)		748,989
Total Income		59,813,870
Expenses
Management fee
Basic fee	$25,476,557
Performance adjustment	(361,048)
Transfer agent fees	6,656,395
Distribution and service plan fees	304
Accounting fees	1,002,983
Custodian fees and expenses	156,950
Independent trustees' fees and expenses	16,126
Audit	61,892
Legal	5,226
Interest	17,282
Miscellaneous	10,039
Total expenses before reductions	33,042,706
Expense reductions	(137,457)
Total expenses after reductions		32,905,249
Net Investment income (loss)		26,908,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(372,988,045)
Foreign currency transactions	(91,413)
Futures contracts	260,642
Total net realized gain (loss)		(372,818,816)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(813,068,343)
Assets and liabilities in foreign currencies	285
Futures contracts	(271,435)
Total change in net unrealized appreciation (depreciation)		(813,339,493)
Net gain (loss)		(1,186,158,309)
Net increase (decrease) in net assets resulting from operations		$(1,159,249,688)
Statement of Changes in Net Assets

	Year ended December 31, 2022	For the period October 21, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,908,621	$5,058,246
Net realized gain (loss)	(372,818,816)	(16,561,585)
Change in net unrealized appreciation (depreciation)	(813,339,493)	112,342,567
Net increase (decrease) in net assets resulting from operations	(1,159,249,688)	100,839,228
Distributions to shareholders	(29,166,377)	(7,191,188)
Share transactions - net increase (decrease)	(942,758,718)	5,999,596,179
Total increase (decrease) in net assets	(2,131,174,783)	6,093,244,219

Net Assets
Beginning of period	6,093,244,219	-
End of period	$3,962,069,436	$6,093,244,219

Financial Highlights
VIP Stock Selector All Cap Portfolio Initial Class

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05	.01
Net realized and unrealized gain (loss)	(2.02)	.16
Total from investment operations	(1.97)	.17
Distributions from net investment income	(.07)	(.01)
Total distributions	(.07)	(.01)
Net asset value, end of period	$8.12	$10.16
Total Return D,E,F	(19.42)%	1.73%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.61%	.61% I,J
Expenses net of fee waivers, if any	.61%	.61% I,J
Expenses net of all reductions	.61%	.61% I,J
Net investment income (loss)	.63%	.52% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$81	$102
Portfolio turnover rate K	29%	159% L,M

A For the period October 21, 2021 (commencement of operations) through December 31, 2021

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

M Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Stock Selector All Cap Portfolio Service Class

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05	.01
Net realized and unrealized gain (loss)	(2.03)	.16
Total from investment operations	(1.98)	.17
Distributions from net investment income	(.06)	(.01)
Total distributions	(.06)	(.01)
Net asset value, end of period	$8.12	$10.16
Total Return D,E,F	(19.51)%	1.71%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.71%	.71% I,J
Expenses net of fee waivers, if any	.71%	.71% I,J
Expenses net of all reductions	.71%	.71% I,J
Net investment income (loss)	.53%	.41% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$81	$102
Portfolio turnover rate K	29%	159% L,M

A For the period October 21, 2021 (commencement of operations) through December 31, 2021

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

M Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Stock Selector All Cap Portfolio Service Class 2

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03	.01
Net realized and unrealized gain (loss)	(2.02)	.16
Total from investment operations	(1.99)	.17
Distributions from net investment income	(.05)	(.01)
Total distributions	(.05)	(.01)
Net asset value, end of period	$8.12	$10.16
Total Return D,E,F	(19.63)%	1.68%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.86%	.86% I,J
Expenses net of fee waivers, if any	.86%	.86% I,J
Expenses net of all reductions	.86%	.86% I,J
Net investment income (loss)	.38%	.26% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$81	$102
Portfolio turnover rate K	29%	159% L,M

A For the period October 21, 2021 (commencement of operations) through December 31, 2021

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

M Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Stock Selector All Cap Portfolio Investor Class

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05	.01
Net realized and unrealized gain (loss)	(2.03)	.16
Total from investment operations	(1.98)	.17
Distributions from net investment income	(.06)	(.01)
Total distributions	(.06)	(.01)
Net asset value, end of period	$8.12	$10.16
Total Return D,E,F	(19.51)%	1.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.68%	.68% I,J
Expenses net of fee waivers, if any	.68%	.68% I,J
Expenses net of all reductions	.68%	.68% I,J
Net investment income (loss)	.56%	.44% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$3,961,826	$6,092,940
Portfolio turnover rate K	29%	159% L,M

A For the period October 21, 2021 (commencement of operations) through December 31, 2021

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

M Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Stock Selector All Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships,   capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$245,456,948
Gross unrealized depreciation	(969,984,897)
Net unrealized appreciation (depreciation)	$(724,527,949)
Tax Cost	$4,683,402,385

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(367,206,699)
Net unrealized appreciation (depreciation) on securities and other investments	$(724,526,236)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(304,970,952)
Long-term	(62,235,747)
Total capital loss carryforward	$(367,206,699)

The Fund intends to elect to defer to its next fiscal year $551,724 of ordinary losses recognized during the period November 1, 2022 to December 31, 2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021 A
Ordinary Income	$29,166,377	$7,191,188

A   For the period October 21, 2021 (commencement of operations) through December 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Stock Selector All Cap Portfolio	1,395,088,363	2,252,591,299
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Investor Class as compared to its benchmark index, the MSCI U.S. Investable Market 2500 Index, over the same 36 month performance period. The Fund's performance adjustment took effect in October 21, 2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$87
Service Class 2	217
$304

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$54.06
Service Class	54.06
Service Class 2	54.06
Investor Class	6,656,233.14
	$6,656,395

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Stock Selector All Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Stock Selector All Cap Portfolio	$35,063

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Stock Selector All Cap Portfolio	Borrower	$68,839,000	2.26%	$17,282

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Stock Selector All Cap Portfolio	100,775,903	179,720,000	(19,615,859)

Prior Year Affiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating Classes
VIP Stock Selector All Cap Portfolio	602,403,398	6,024,033,979	Investor Class

In addition, the Fund redeemed 42,998,101 shares of Fidelity U.S. Equity Central Fund in exchange for investments, including accrued interest and cash, if any, with a value of $6,008,984,644. The Fund had a net realized loss of $15,049,335 on Fund's redemptions of Fidelity U.S. Equity Central. The Fund recognized a net loss on the exchange for federal income tax purposes.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Stock Selector All Cap Portfolio	$4,555

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Stock Selector All Cap Portfolio	$24,639	$138,293	$944,674
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $137,457.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021 A
VIP Stock Selector All Cap Portfolio
Distributions to shareholders
Initial Class	$690	$130
Service Class	600	110
Service Class 2	470	80
Investor Class	29,164,617	7,190,868
Total	$29,166,377	$7,191,188

A     For the period October 21, 2021 (commencement of operations) through December 31, 2021.
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021 A	Year ended December 31, 2022	Year ended December 31, 2021 A
VIP Stock Selector All Cap Portfolio
Initial Class
Shares sold	-	10,000	$-	$100,000
Net increase (decrease)	-	10,000	$-	$100,000
Service Class
Shares sold	-	10,000	$-	$100,000
Net increase (decrease)	-	10,000	$-	$100,000
Service Class 2
Shares sold	-	10,000	$-	$100,000
Net increase (decrease)	-	10,000	$-	$100,000
Investor Class
Shares sold	10,559,446	605,228,309	$94,934,938	$6,052,366,991
Reinvestment of distributions	3,467,850	706,372	29,164,617	7,190,868
Shares redeemed	(126,156,690)	(6,035,223)	(1,066,858,273)	(60,261,680)
Net increase (decrease)	(112,129,394)	599,899,458	$(942,758,718)	$5,999,296,179

A For the period October 21, 2021 (commencement of operations) through December 31, 2021.
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
VIP Stock Selector All Cap Portfolio	32%	42%	16%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Stock Selector All Cap Portfolio	100%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Stock Selector All Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Stock Selector All Cap Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period October 21, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period October 21, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Stock Selector All Cap Portfolio
Initial Class	.60%
Actual		$ 1,000	$ 1,033.70	$ 3.08
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06
Service Class	.70%
Actual		$ 1,000	$ 1,032.60	$ 3.59
Hypothetical- B		$ 1,000	$ 1,021.68	$ 3.57
Service Class 2	.85%
Actual		$ 1,000	$ 1,032.30	$ 4.35
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33
Investor Class	.67%
Actual		$ 1,000	$ 1,032.60	$ 3.43
Hypothetical- B		$ 1,000	$ 1,021.83	$ 3.41

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9904320.101
VSACI-ANN-0323
Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-24.48%	2.61%	5.74%
Service Class	-24.58%	2.51%	5.64%
Service Class 2	-24.68%	2.35%	5.48%
Investor Class	-24.54%	2.53%	5.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International equities returned -15.86% in 2022, according to the MSCI ACWI (All Country World Index) ex USA Index, as a multitude of risk factors challenged the global economy and financial markets. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. Early on, non-U.S. stocks retreated to begin 2022 and returned -26.40% through September. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. The index reversed course in the fourth quarter, gaining 14.31% amid optimism on inflation and policy easing. For the full 12 months, emerging markets (-20%) and Europe ex U.K. (-17%) notably lagged. Conversely, the U.K. (-4%) held up best, followed by Asia Pacific ex Japan (-8%). By sector, information technology (-34%) fared worst. Communication services and consumer discretionary (-21% each) also trailed the broader market. In sharp contrast, energy gained 9% amid elevated prices for oil and natural gas. The financials (-7%) sector also outperformed, as did utilities (-10%) and consumer staples (-12%).
Comments from Portfolio Manager Vincent Montemaggiore:
For the year ending December 31, 2022, the fund's share classes returned about -25% to -24%, notably trailing the -14.27% result of the benchmark MSCI EAFE (Net MA) Index. By region, an overweighting and security selection in Europe ex U.K., along with picks among Japanese stocks, detracted most from the fund's relative result. Among sectors, investment choices within health care - the pharmaceuticals, biotechnology & life sciences industry in particular - hurt considerably. Stock selection in industrials and an overweighting in information technology also proved detrimental. A non-benchmark position in AddLife was the fund's largest individual relative detractor, due to its -75% result. Also holding back performance was an outsized stake in Teleperformance, which returned -46%. Avoiding Shell, a benchmark component that gained 32%, pressured the portfolio's relative result in 2022 as well. In contrast, investment choices in Asia Pacific ex Japan, primarily Hong Kong, were a relative bright spot. By sector, the top contributors to performance versus the benchmark were an underweighting and picks among consumer discretionary firms. Also, the fund's position in cash was a notable contributor. The top individual relative contributor was an outsized stake in TotalEnergies, which gained 31% the past year and was among our biggest holdings. Also adding value was our overweighting in Edenred (+20%). Another notable relative contributor was a larger-than-benchmark position in AIA Group (+12%), one of our more sizable holdings. Notable changes in positioning the past year include smaller allocations to companies in Japan and Sweden. By sector, meaningful shifts include decreased exposure to information technology stocks and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.8
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.7
AIA Group Ltd. (Hong Kong, Insurance)	2.2
Diageo PLC (United Kingdom, Beverages)	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.8
Wolters Kluwer NV (Netherlands, Professional Services)	1.7
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	1.8
23.7

Market Sectors (% of Fund's net assets)

Financials	21.2
Industrials	20.8
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	9.6
Consumer Staples	7.8
Materials	4.7
Energy	2.7
Real Estate	1.2
Communication Services	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 91.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
Bailiwick of Jersey - 2.5%
Experian PLC	455,000	15,410,092
Ferguson PLC	157,500	19,878,765
JTC PLC (a)	514,500	4,652,596
TOTAL BAILIWICK OF JERSEY		39,941,453
Belgium - 1.0%
Azelis Group NV	129,500	3,676,289
KBC Group NV	195,571	12,591,903
TOTAL BELGIUM		16,268,192
Bermuda - 0.5%
Hiscox Ltd.	600,245	7,906,133
Canada - 1.5%
Constellation Software, Inc.	14,895	23,255,121
Topicus.Com, Inc. (b)	23,814	1,250,323
TOTAL CANADA		24,505,444
Denmark - 3.3%
Carlsberg A/S Series B	66,300	8,794,494
DSV A/S	164,772	26,008,018
Novo Nordisk A/S Series B	135,000	18,335,101
TOTAL DENMARK		53,137,613
Finland - 1.1%
Nordea Bank ABP	1,601,803	17,143,453
France - 17.8%
Air Liquide SA	147,620	20,952,509
ALTEN	112,681	14,088,343
Antin Infrastructure Partners SA	40,800	886,590
BNP Paribas SA	308,800	17,582,823
Capgemini SA	137,065	22,914,006
Edenred SA	442,242	24,086,488
EssilorLuxottica SA (c)	136,505	24,723,805
LVMH Moet Hennessy Louis Vuitton SE	67,930	49,432,204
Pernod Ricard SA	120,642	23,729,701
Safran SA	178,800	22,395,415
Teleperformance	91,524	21,818,334
TotalEnergies SE (c)	685,112	43,012,628
TOTAL FRANCE		285,622,846
Germany - 7.5%
Allianz SE	97,786	20,882,965
Deutsche Borse AG	122,539	21,100,014
Hannover Reuck SE	106,025	21,053,223
Infineon Technologies AG	486,200	14,776,555
Merck KGaA	135,100	26,066,247
Siemens Healthineers AG (a)	336,800	16,800,140
TOTAL GERMANY		120,679,144
Hong Kong - 2.3%
AIA Group Ltd.	3,218,600	35,544,260
Chervon Holdings Ltd.	137,100	752,697
TOTAL HONG KONG		36,296,957
India - 1.6%
HCL Technologies Ltd.	306,700	3,845,617
HDFC Bank Ltd. (b)	1,116,791	21,900,406
TOTAL INDIA		25,746,023
Ireland - 3.9%
Flutter Entertainment PLC (b)	67,790	9,252,688
ICON PLC (b)	71,000	13,791,750
Kingspan Group PLC (Ireland)	251,200	13,600,812
Linde PLC	77,668	25,333,748
TOTAL IRELAND		61,978,998
Italy - 2.1%
FinecoBank SpA	1,045,599	17,370,938
GVS SpA (a)(b)(c)	109,736	475,741
Recordati SpA	389,719	16,165,520
TOTAL ITALY		34,012,199
Japan - 10.9%
BayCurrent Consulting, Inc.	133,000	4,140,290
Capcom Co. Ltd.	212,400	6,779,913
FUJIFILM Holdings Corp.	243,100	12,155,351
Hoya Corp.	229,111	21,943,927
Iriso Electronics Co. Ltd.	97,729	3,130,690
Misumi Group, Inc.	339,360	7,375,757
NOF Corp.	183,411	7,311,437
Olympus Corp.	899,888	15,871,855
Persol Holdings Co. Ltd.	498,803	10,609,410
Relo Group, Inc.	390,574	6,278,537
SMC Corp.	31,585	13,188,437
Sony Group Corp.	324,033	24,698,320
Suzuki Motor Corp.	323,076	10,347,268
TIS, Inc.	283,574	7,452,827
Tokio Marine Holdings, Inc.	817,000	17,453,076
Tokyo Electron Ltd.	22,332	6,561,783
TOTAL JAPAN		175,298,878
Kenya - 0.2%
Safaricom Ltd.	19,349,700	3,786,834
Luxembourg - 1.0%
Eurofins Scientific SA	215,200	15,447,998
Netherlands - 7.2%
ASM International NV (Netherlands)	49,800	12,562,127
ASML Holding NV (Netherlands)	83,339	45,440,765
Euronext NV (a)	140,889	10,430,340
IMCD NV	136,526	19,459,108
Wolters Kluwer NV	268,117	28,057,691
TOTAL NETHERLANDS		115,950,031
Spain - 1.1%
Amadeus IT Holding SA Class A (b)	342,407	17,763,312
Sweden - 4.7%
Addlife AB	541,224	5,632,752
AddTech AB (B Shares)	752,251	10,719,821
Atlas Copco AB (A Shares)	1,602,876	18,991,514
Hexagon AB (B Shares)	1,795,494	18,825,920
Indutrade AB	878,756	17,777,485
Kry International AB (b)(d)(e)	587	104,087
Nordnet AB	233,500	3,377,799
TOTAL SWEDEN		75,429,378
Switzerland - 11.0%
Compagnie Financiere Richemont SA Series A	215,730	27,971,544
Julius Baer Group Ltd.	276,225	16,076,605
Nestle SA (Reg. S)	487,235	56,280,238
Partners Group Holding AG	15,220	13,444,759
Roche Holding AG (participation certificate)	97,891	30,761,029
Sika AG	95,924	23,060,438
Sonova Holding AG	34,124	8,093,217
TOTAL SWITZERLAND		175,687,830
Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	489,600	7,111,729
United Kingdom - 10.0%
AstraZeneca PLC (United Kingdom)	68,013	9,203,477
BAE Systems PLC	1,382,100	14,274,886
Beazley PLC	1,051,601	8,638,708
Compass Group PLC	1,218,839	28,145,471
Dechra Pharmaceuticals PLC	215,388	6,817,097
Diageo PLC	798,722	34,961,559
Diploma PLC	305,335	10,247,181
RELX PLC (London Stock Exchange)	916,448	25,337,984
Rentokil Initial PLC	2,753,589	16,917,413
Volution Group PLC	1,405,597	6,202,432
TOTAL UNITED KINGDOM		160,746,208
United States of America - 6.6%
CBRE Group, Inc. (b)	175,500	13,506,480
Equifax, Inc.	36,900	7,171,884
Intercontinental Exchange, Inc.	135,051	13,854,882
Marsh & McLennan Companies, Inc.	147,676	24,437,424
Moody's Corp.	46,800	13,039,416
Pool Corp.	5,900	1,783,747
S&P Global, Inc.	56,121	18,797,168
Thermo Fisher Scientific, Inc.	24,300	13,381,767
TOTAL UNITED STATES OF AMERICA		105,972,768
TOTAL COMMON STOCKS (Cost $1,269,266,372)		1,576,433,421

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
Sweden - 0.1%
Kry International AB Series E (b)(d)(e) (Cost $1,550,731)	3,392	601,470

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f)	20,309,018	20,313,080
Fidelity Securities Lending Cash Central Fund 4.37% (f)(g)	13,288,383	13,289,712
TOTAL MONEY MARKET FUNDS (Cost $33,602,792)		33,602,792

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $1,304,419,895)	1,610,637,683
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(7,424,574)
NET ASSETS - 100.0%	1,603,213,109

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,358,817 or 2.0% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $705,557 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	254,938

Kry International AB Series E	5/14/21	1,550,731

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	36,218,372	455,390,304	471,295,596	620,072	-	-	20,313,080	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	-	216,081,254	202,791,542	186,014	-	-	13,289,712	0.0%
Total	36,218,372	671,471,558	674,087,138	806,086	-	-	33,602,792

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	10,566,747	3,786,834	6,779,913	-
Consumer Discretionary	152,383,939	11,036,435	141,347,504	-
Consumer Staples	123,765,992	23,729,701	100,036,291	-
Energy	43,012,628	43,012,628	-	-
Financials	338,165,481	175,033,429	163,132,052	-
Health Care	243,035,682	104,053,906	138,981,776	-
Industrials	333,734,759	185,093,561	148,641,198	-
Information Technology	235,926,514	75,242,402	159,978,555	705,557
Materials	76,658,132	25,333,748	51,324,384	-
Real Estate	19,785,017	13,506,480	6,278,537	-

Money Market Funds	33,602,792	33,602,792	-	-
Total Investments in Securities:	1,610,637,683	693,431,916	916,500,210	705,557
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $12,461,770) - See accompanying schedule:
Unaffiliated issuers (cost $1,270,817,103)	$1,577,034,891
Fidelity Central Funds (cost $33,602,792)	33,602,792

Total Investment in Securities (cost $1,304,419,895)		$1,610,637,683
Receivable for investments sold		4,059,711
Receivable for fund shares sold		14,689,582
Dividends receivable		268,236
Reclaims receivable		4,901,837
Distributions receivable from Fidelity Central Funds		134,376
Prepaid expenses		1,866
Other receivables		147,256
Total assets		1,634,840,547
Liabilities
Payable to custodian bank	$275,431
Payable for investments purchased	2,581,385
Payable for fund shares redeemed	13,673,924
Accrued management fee	884,722
Distribution and service plan fees payable	72,928
Other affiliated payables	167,687
Other payables and accrued expenses	681,649
Collateral on securities loaned	13,289,712
Total Liabilities		31,627,438
Net Assets		$1,603,213,109
Net Assets consist of:
Paid in capital		$1,343,536,866
Total accumulated earnings (loss)		259,676,243
Net Assets		$1,603,213,109

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($798,672,785 ÷ 36,805,491 shares)		$21.70
Service Class :
Net Asset Value , offering price and redemption price per share ($125,827,371 ÷ 5,829,880 shares)		$21.58
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($306,314,868 ÷ 14,287,707 shares)		$21.44
Investor Class :
Net Asset Value , offering price and redemption price per share ($372,398,085 ÷ 17,234,559 shares)		$21.61
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$34,519,048
Foreign Tax Reclaims		2,815,781
Income from Fidelity Central Funds (including $186,014 from security lending)		806,086
Income before foreign taxes withheld		38,140,915
Less foreign taxes withheld		(6,559,508)
Total Income		31,581,407
Expenses
Management fee	$11,036,904
Transfer agent fees	1,365,035
Distribution and service plan fees	899,516
Accounting fees	737,228
Custodian fees and expenses	95,775
Independent trustees' fees and expenses	5,951
Audit	84,038
Legal	2,323
Miscellaneous	7,985
Total expenses before reductions	14,234,755
Expense reductions	(58,261)
Total expenses after reductions		14,176,494
Net Investment income (loss)		17,404,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $583,537)	(42,858,551)
Foreign currency transactions	(208,800)
Total net realized gain (loss)		(43,067,351)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $311,573)	(500,262,745)
Assets and liabilities in foreign currencies	(231,199)
Total change in net unrealized appreciation (depreciation)		(500,493,944)
Net gain (loss)		(543,561,295)
Net increase (decrease) in net assets resulting from operations		$(526,156,382)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,404,913	$8,601,327
Net realized gain (loss)	(43,067,351)	111,414,540
Change in net unrealized appreciation (depreciation)	(500,493,944)	230,036,881
Net increase (decrease) in net assets resulting from operations	(526,156,382)	350,052,748
Distributions to shareholders	(32,358,063)	(158,054,169)
Share transactions - net increase (decrease)	49,313,373	124,163,902
Total increase (decrease) in net assets	(509,201,072)	316,162,481

Net Assets
Beginning of period	2,112,414,181	1,796,251,700
End of period	$1,603,213,109	$2,112,414,181

Financial Highlights
VIP Overseas Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.28	$26.52	$23.13	$19.13	$22.87
Income from Investment Operations
Net investment income (loss) A,B	.25	.15	.13	.40	.36
Net realized and unrealized gain (loss)	(7.37)	4.91	3.46	4.74	(3.75)
Total from investment operations	(7.12)	5.06	3.59	5.14	(3.39)
Distributions from net investment income	(.25)	(.14) C	(.10)	(.38)	(.35)
Distributions from net realized gain	(.21)	(2.16) C	(.10)	(.77)	-
Total distributions	(.46)	(2.30)	(.20)	(1.14) D	(.35)
Net asset value, end of period	$21.70	$29.28	$26.52	$23.13	$19.13
Total Return E,F	(24.48)%	19.70%	15.61%	27.77%	(14.81)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.77%	.77%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.77%	.77%	.78%	.78%
Net investment income (loss)	1.10%	.51%	.59%	1.87%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$798,673	$1,034,416	$872,019	$826,554	$662,011
Portfolio turnover rate I	33%	26%	47%	38%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.13	$26.40	$23.03	$19.05	$22.77
Income from Investment Operations
Net investment income (loss) A,B	.23	.12	.11	.37	.33
Net realized and unrealized gain (loss)	(7.35)	4.88	3.44	4.73	(3.72)
Total from investment operations	(7.12)	5.00	3.55	5.10	(3.39)
Distributions from net investment income	(.23)	(.11) C	(.08)	(.36)	(.33)
Distributions from net realized gain	(.21)	(2.16) C	(.10)	(.77)	-
Total distributions	(.43) D	(2.27)	(.18)	(1.12) D	(.33)
Net asset value, end of period	$21.58	$29.13	$26.40	$23.03	$19.05
Total Return E,F	(24.58)%	19.57%	15.49%	27.67%	(14.88)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.87%	.87%	.89%	.89%	.89%
Expenses net of fee waivers, if any	.87%	.87%	.89%	.89%	.89%
Expenses net of all reductions	.87%	.87%	.87%	.88%	.88%
Net investment income (loss)	1.00%	.41%	.49%	1.77%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$125,827	$168,369	$151,886	$134,648	$114,094
Portfolio turnover rate I	33%	26%	47%	38%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.94	$26.25	$22.90	$18.95	$22.66
Income from Investment Operations
Net investment income (loss) A,B	.19	.07	.08	.34	.30
Net realized and unrealized gain (loss)	(7.29)	4.86	3.42	4.71	(3.71)
Total from investment operations	(7.10)	4.93	3.50	5.05	(3.41)
Distributions from net investment income	(.19)	(.08) C	(.05)	(.33)	(.30)
Distributions from net realized gain	(.21)	(2.16) C	(.10)	(.77)	-
Total distributions	(.40)	(2.24)	(.15)	(1.10)	(.30)
Net asset value, end of period	$21.44	$28.94	$26.25	$22.90	$18.95
Total Return D,E	(24.68)%	19.39%	15.33%	27.50%	(15.06)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.02%	1.02%	1.04%	1.04%	1.04%
Expenses net of fee waivers, if any	1.02%	1.02%	1.04%	1.04%	1.04%
Expenses net of all reductions	1.02%	1.02%	1.02%	1.03%	1.03%
Net investment income (loss)	.85%	.26%	.34%	1.62%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$306,315	$398,271	$352,459	$331,113	$291,392
Portfolio turnover rate H	33%	26%	47%	38%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.16	$26.42	$23.05	$19.06	$22.79
Income from Investment Operations
Net investment income (loss) A,B	.23	.12	.11	.38	.34
Net realized and unrealized gain (loss)	(7.34)	4.90	3.44	4.74	(3.74)
Total from investment operations	(7.11)	5.02	3.55	5.12	(3.40)
Distributions from net investment income	(.23)	(.12) C	(.08)	(.36)	(.33)
Distributions from net realized gain	(.21)	(2.16) C	(.10)	(.77)	-
Total distributions	(.44)	(2.28)	(.18)	(1.13)	(.33)
Net asset value, end of period	$21.61	$29.16	$26.42	$23.05	$19.06
Total Return D,E	(24.54)%	19.63%	15.49%	27.74%	(14.90)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.84%	.85%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.84%	.84%	.86%	.87%	.87%
Expenses net of all reductions	.84%	.84%	.85%	.86%	.86%
Net investment income (loss)	1.02%	.43%	.51%	1.79%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$372,398	$511,358	$419,888	$421,140	$340,705
Portfolio turnover rate H	33%	26%	47%	38%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts,   ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Overseas Portfolio	$11,081

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$371,394,213
Gross unrealized depreciation	(73,956,208)
Net unrealized appreciation (depreciation)	$297,438,005
Tax Cost	$1,313,199,678

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(36,980,524)
Net unrealized appreciation (depreciation) on securities and other investments	$297,182,247

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(36,980,524)
Long-term	-
Total capital loss carryforward	$(36,980,524)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$ 16,968,384	$ 24,742,551
Long-term Capital Gains	15,389,679	133,311,618
Total	$32,358,063	$158,054,169

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Overseas Portfolio	584,024,905	551,967,364

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$131,801
Service Class 2	767,715
$899,516

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$530,687.06
Service Class	82,216.06
Service Class 2	191,530.06
Investor Class	560,602.14
	$1,365,035

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Overseas Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Overseas Portfolio	$ 470

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Overseas Portfolio	48,712,493	16,149,421	14,688

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Overseas Portfolio	$ 3,087

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Overseas Portfolio	$19,616	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $257.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $58,004.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Overseas Portfolio
Distributions to shareholders
Initial Class	$16,648,031	$77,624,654
Service Class	2,512,372	12,782,530
Service Class 2	5,481,619	29,640,102
Investor Class	7,716,041	38,006,883
Total	$32,358,063	$158,054,169

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Overseas Portfolio
Initial Class
Shares sold	15,978,609	7,306,732	$ 369,361,688	$ 206,775,528
Reinvestment of distributions	687,470	2,766,494	16,648,031	77,624,654
Shares redeemed	(15,186,615)	(7,626,572)	(345,432,431)	(216,138,658)
Net increase (decrease)	1,479,464	2,446,654	$40,577,288	$68,261,524
Service Class
Shares sold	646,505	376,377	$ 14,653,527	$ 10,474,364
Reinvestment of distributions	103,833	459,099	2,512,372	12,782,530
Shares redeemed	(700,870)	(809,211)	(15,950,114)	(22,845,537)
Net increase (decrease)	49,468	26,265	$1,215,785	$411,357
Service Class 2
Shares sold	2,262,090	882,761	$ 50,339,427	$ 24,684,454
Reinvestment of distributions	226,690	1,070,686	5,481,619	29,640,102
Shares redeemed	(1,964,135)	(1,619,652)	(45,187,038)	(45,173,824)
Net increase (decrease)	524,645	333,795	$10,634,008	$9,150,732
Investor Class
Shares sold	3,140,368	3,219,623	$ 72,621,907	$ 91,456,154
Reinvestment of distributions	318,283	1,359,649	7,716,041	38,006,883
Shares redeemed	(3,761,171)	(2,932,892)	(83,451,656)	(83,122,748)
Net increase (decrease)	(302,520)	1,646,380	$(3,113,708)	$46,340,289

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Overseas Portfolio	17%	1	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Overseas Portfolio	38%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Overseas Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion .
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Overseas Portfolio
Initial Class	.77%
Actual		$ 1,000	$ 1,052.60	$ 3.98
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Service Class	.87%
Actual		$ 1,000	$ 1,051.90	$ 4.50
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43
Service Class 2	1.02%
Actual		$ 1,000	$ 1,051.20	$ 5.27
Hypothetical- B		$ 1,000	$ 1,020.06	$ 5.19
Investor Class	.84%
Actual		$ 1,000	$ 1,052.50	$ 4.35
Hypothetical- B		$ 1,000	$ 1,020.97	$ 4.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
Initial Class designates 5%; Service Class designates 5%; Service Class 2 designates 6%; and Investor Class designates 5%; of the dividend distributed in December 2022 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
VIP Overseas Portfolio
Initial Class	12/14/2022	$0.2995	$0.0515
Service Class	12/14/2022	$0.2765	$0.0515
Service Class 2	12/14/2022	$0.2435	$0.0515
Investor Class	12/14/2022	$0.2815	$0.0515

1.540205.125
VIPOVRS-ANN-0323
Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-11.37%	1.10%	2.97%
Service Class	-11.56%	1.00%	2.86%
Service Class 2	-11.67%	0.86%	2.71%
Investor Class	-11.46%	1.09%	2.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds returned -11.21% in 2022, according to the ICE BofA ® US High Yield Constrained Index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the index posted its worst year-to-date result (-14.61%) in 14 years through September, a historically weak month for capital markets that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 4% to 7% in April, June and September. Gains of a roughly similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+2%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the full year, the retail (-17%), health care and media (-16% each) industries struggled most. Conversely, energy (-5%) showed relative strength, as did capital goods and transportation (-6% each).
Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:
For the year, the fund's share classes returned about -12% to -11%, roughly in line with the -11.21% result of the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core investment in high-yield bonds returned -12.45% and detracted from performance versus the benchmark. By industry, market selection was the primary contributor, especially an overweighting in energy. Positioning in consumer goods and security picks in services also bolstered the fund's relative result. Lastly, the fund's position in cash was a notable contributor. Our out-of-benchmark stake in Mesquite Energy (+92%) was the fund's biggest individual relative contributor. This was among the largest holdings in the fund. Also lifting performance was our outsized stake in New Fortress Energy (+5%). New Fortress Energy was among our biggest holdings. Conversely, the primary detractor from performance versus the benchmark was security selection in media. Security selection in technology & electronics and leisure also hurt the fund's relative result. The fund's largest individual relative detractor was an overweighting in Rackspace Hosting (-48%). Also hampering performance was our outsized stake in Communications Sales & Leasing (Uniti Group), which returned -24%. It was one of the biggest holdings in the fund. Also hurting performance was our overweighting in Altice USA (-31%). By quality, security selection in unrated bonds added the most value versus the benchmark, while security choices among CCC-rated bonds hurt the most. Notable changes in positioning include reduced exposure to the telecommunications industry and a higher allocation to media.
Note to shareholders:
On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
CCO Holdings LLC/CCO Holdings Capital Corp.	2.7
Mesquite Energy, Inc.	2.2
New Fortress Energy, Inc.	2.1
TransDigm, Inc.	2.0
Tenet Healthcare Corp.	2.0
Uniti Group LP / Uniti Group Finance, Inc.	1.8
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.7
Occidental Petroleum Corp.	1.7
Community Health Systems, Inc.	1.6
19.5

Market Sectors (% of Fund's net assets)

Energy	15.0
Healthcare	8.5
Telecommunications	7.4
Services	6.7
Technology	6.6

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 16.9%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Corporate Bonds - 84.7%
	Principal Amount (a)	Value ($)
Convertible Bonds - 2.6%
Broadcasting - 1.1%
DISH Network Corp.:
2.375% 3/15/24	4,009,000	3,612,109
3.375% 8/15/26	7,190,000	4,504,535
		8,116,644
Energy - 1.5%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	649,253	4,137,430
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	1,120,884	7,142,945
		11,280,375
TOTAL CONVERTIBLE BONDS		19,397,019
Nonconvertible Bonds - 82.1%
Aerospace - 3.1%
ATI, Inc.:
4.875% 10/1/29	250,000	220,933
5.875% 12/1/27	1,770,000	1,692,625
Bombardier, Inc. 7.875% 4/15/27 (d)	2,425,000	2,352,238
BWX Technologies, Inc. 4.125% 6/30/28 (d)	2,565,000	2,305,294
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)	485,000	389,819
4.625% 3/1/28 (d)	1,980,000	1,727,799
TransDigm, Inc.:
4.625% 1/15/29	855,000	751,776
5.5% 11/15/27	9,310,000	8,658,300
6.25% 3/15/26 (d)	3,050,000	3,007,880
7.5% 3/15/27	425,000	420,498
8% 12/15/25 (d)	1,425,000	1,446,076
		22,973,238
Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)	740,000	711,618
Automotive - 0.4%
Ford Motor Co. 6.1% 8/19/32	2,190,000	2,026,022
Ford Motor Credit Co. LLC 3.625% 6/17/31	980,000	770,561
		2,796,583
Automotive & Auto Parts - 0.6%
Ford Motor Credit Co. LLC:
2.9% 2/10/29	2,030,000	1,621,483
3.815% 11/2/27	925,000	812,973
4% 11/13/30	350,000	287,294
4.125% 8/17/27	790,000	707,050
4.95% 5/28/27	1,410,000	1,315,389
		4,744,189
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	560,000	481,600
Broadcasting - 1.5%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)	5,215,000	612,763
DISH Network Corp. 11.75% 11/15/27 (d)	1,770,000	1,822,923
Sinclair Television Group, Inc. 5.5% 3/1/30 (d)	990,000	692,238
Sirius XM Radio, Inc.:
4% 7/15/28 (d)	2,920,000	2,541,276
4.125% 7/1/30 (d)	2,345,000	1,935,117
TEGNA, Inc.:
4.625% 3/15/28	1,100,000	1,044,670
5% 9/15/29	425,000	403,240
Univision Communications, Inc.:
4.5% 5/1/29 (d)	1,265,000	1,057,869
6.625% 6/1/27 (d)	890,000	858,681
		10,968,777
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)	1,040,000	969,800
Builders FirstSource, Inc. 4.25% 2/1/32 (d)	1,270,000	1,029,624
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	780,000	691,447
6% 12/1/29 (d)	715,000	569,035
		3,259,906
Cable/Satellite TV - 5.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	2,925,000	2,346,186
4.25% 1/15/34 (d)	1,370,000	1,011,122
4.5% 8/15/30 (d)	1,750,000	1,445,771
4.5% 5/1/32	2,885,000	2,296,460
4.5% 6/1/33 (d)	4,645,000	3,563,783
4.75% 2/1/32 (d)	1,975,000	1,601,133
5% 2/1/28 (d)	905,000	821,731
5.125% 5/1/27 (d)	4,000,000	3,728,280
5.375% 6/1/29 (d)	4,040,000	3,653,251
CSC Holdings LLC:
3.375% 2/15/31 (d)	2,500,000	1,630,338
4.125% 12/1/30 (d)	795,000	561,135
4.5% 11/15/31 (d)	345,000	239,366
4.625% 12/1/30 (d)	4,050,000	2,238,168
5.25% 6/1/24	1,630,000	1,517,554
5.375% 2/1/28 (d)	2,720,000	2,193,000
5.75% 1/15/30 (d)	1,940,000	1,094,141
7.5% 4/1/28 (d)	1,270,000	863,600
DISH DBS Corp. 5.75% 12/1/28 (d)	1,760,000	1,404,700
Dolya Holdco 18 DAC 5% 7/15/28 (d)	950,000	830,903
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)	815,000	598,781
6.5% 9/15/28 (d)	4,380,000	1,835,286
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)	3,000,000	2,700,000
Ziggo Bond Co. BV 5.125% 2/28/30 (d)	185,000	149,388
Ziggo BV 4.875% 1/15/30 (d)	990,000	828,402
		39,152,479
Capital Goods - 0.9%
Mueller Water Products, Inc. 4% 6/15/29 (d)	1,110,000	975,413
Vertical Holdco GmbH 7.625% 7/15/28 (d)	1,315,000	1,073,715
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)	4,830,000	4,286,818
		6,335,946
Chemicals - 3.9%
CVR Partners LP 6.125% 6/15/28 (d)	1,179,000	1,057,696
Element Solutions, Inc. 3.875% 9/1/28 (d)	1,465,000	1,245,250
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)	1,420,000	1,228,300
7% 12/31/27 (d)	260,000	213,850
LSB Industries, Inc. 6.25% 10/15/28 (d)	2,345,000	2,145,558
Methanex Corp.:
5.125% 10/15/27	2,855,000	2,648,013
5.65% 12/1/44	1,612,000	1,221,090
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)	1,135,000	927,863
4.875% 6/1/24 (d)	2,000,000	1,934,992
5% 5/1/25 (d)	530,000	498,990
5.25% 6/1/27 (d)	3,100,000	2,784,491
Nufarm Australia Ltd. 5% 1/27/30 (d)	1,480,000	1,276,500
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)	1,180,000	957,987
6.25% 10/1/29 (d)	1,250,000	949,008
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	905,000	766,988
The Chemours Co. LLC:
4.625% 11/15/29 (d)	1,075,000	878,813
5.375% 5/15/27	2,147,000	1,982,626
5.75% 11/15/28 (d)	4,510,000	4,051,017
W.R. Grace Holding LLC 5.625% 8/15/29 (d)	2,490,000	2,010,102
		28,779,134
Consumer Products - 0.5%
Mattel, Inc.:
3.375% 4/1/26 (d)	1,865,000	1,714,690
3.75% 4/1/29 (d)	2,010,000	1,765,433
		3,480,123
Containers - 0.7%
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	500,000	425,337
Sealed Air Corp. 5% 4/15/29 (d)	1,265,000	1,189,100
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)	2,845,000	2,607,408
8.5% 8/15/27 (d)	785,000	720,256
		4,942,101
Diversified Financial Services - 3.5%
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	2,595,000	1,371,717
3.625% 10/1/31 (d)	2,875,000	1,384,634
Hightower Holding LLC 6.75% 4/15/29 (d)	1,250,000	1,043,886
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	2,755,000	2,329,766
5.25% 5/15/27	7,205,000	6,601,581
6.25% 5/15/26	4,405,000	4,232,747
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (d)	820,000	662,035
MSCI, Inc.:
3.25% 8/15/33 (d)	705,000	544,442
3.625% 9/1/30 (d)	1,405,000	1,167,906
OneMain Finance Corp.:
3.5% 1/15/27	1,905,000	1,577,283
3.875% 9/15/28	3,375,000	2,683,868
7.125% 3/15/26	2,750,000	2,614,920
		26,214,785
Diversified Media - 0.5%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)	4,725,000	3,602,104
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)	570,000	429,039
		4,031,143
Energy - 12.1%
Altus Midstream LP 5.875% 6/15/30 (d)	890,000	834,627
Apache Corp. 4.25% 1/15/30	445,000	393,784
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	1,480,000	1,311,997
Cheniere Energy Partners LP 3.25% 1/31/32	1,410,000	1,120,537
Citgo Petroleum Corp. 6.375% 6/15/26 (d)	1,535,000	1,479,549
CNX Resources Corp.:
7.25% 3/14/27 (d)	101,000	100,243
7.375% 1/15/31 (d)	385,000	369,019
Colgate Energy Partners III LLC:
5.875% 7/1/29 (d)	1,800,000	1,543,500
7.75% 2/15/26 (d)	540,000	523,821
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	2,015,000	1,732,296
6.75% 3/1/29 (d)	2,390,000	2,156,975
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	5,198,000	4,834,140
5.75% 4/1/25	1,767,000	1,718,938
6% 2/1/29 (d)	2,560,000	2,348,827
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (d)	575,000	516,647
5.625% 10/15/25 (d)	130,000	125,450
CVR Energy, Inc.:
5.25% 2/15/25 (d)	2,321,000	2,135,320
5.75% 2/15/28 (d)	1,464,000	1,274,412
Delek Logistics Partners LP 7.125% 6/1/28 (d)	2,780,000	2,507,560
DT Midstream, Inc. 4.125% 6/15/29 (d)	935,000	803,268
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	285,000	272,893
EnLink Midstream LLC 5.625% 1/15/28 (d)	395,000	376,237
EQM Midstream Partners LP:
6% 7/1/25 (d)	85,000	82,025
6.5% 7/1/27 (d)	1,870,000	1,787,253
7.5% 6/1/27 (d)	410,000	401,497
7.5% 6/1/30 (d)	410,000	395,043
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	1,285,000	1,177,150
Harvest Midstream I LP 7.5% 9/1/28 (d)	645,000	615,614
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	635,000	542,875
5.125% 6/15/28 (d)	2,465,000	2,279,377
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)	445,000	396,080
6.25% 11/1/28 (d)	445,000	402,725
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)	1,350,000	1,229,184
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(e)	5,722,000	1
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	7,755,000	7,202,069
6.75% 9/15/25 (d)	8,585,000	8,119,693
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	1,030,000	917,103
Occidental Petroleum Corp.:
5.5% 12/1/25	1,100,000	1,096,271
5.875% 9/1/25	2,745,000	2,734,706
6.125% 1/1/31	790,000	797,260
6.625% 9/1/30	2,950,000	3,048,471
7.5% 5/1/31	1,440,000	1,538,597
7.875% 9/15/31	375,000	414,000
8.5% 7/15/27	1,100,000	1,184,486
8.875% 7/15/30	1,270,000	1,433,836
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)	250,000	219,989
4.95% 7/15/29 (d)	1,010,000	906,324
6.875% 4/15/40 (d)	385,000	323,241
SM Energy Co. 5.625% 6/1/25	1,165,000	1,118,389
Southwestern Energy Co. 4.75% 2/1/32	925,000	790,496
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	620,000	542,314
5.875% 3/15/28	500,000	473,521
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)	670,000	572,850
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)	2,252,000	1,997,164
6% 3/1/27 (d)	4,365,000	4,075,243
6% 12/31/30 (d)	5,430,000	4,695,484
6% 9/1/31 (d)	2,100,000	1,805,545
7.5% 10/1/25 (d)	770,000	776,930
Transocean Guardian Ltd. 5.875% 1/15/24 (d)	645,925	630,749
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (d)	120,000	118,800
Transocean Pontus Ltd. 6.125% 8/1/25 (d)	333,200	326,457
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)	520,625	506,631
Transocean Proteus Ltd. 6.25% 12/1/24 (d)	132,000	130,030
Transocean Sentry Ltd. 5.375% 5/15/23 (d)	724,378	715,323
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	2,305,000	2,016,875
4.125% 8/15/31 (d)	1,205,000	1,026,654
		90,044,365
Environmental - 1.2%
Covanta Holding Corp. 4.875% 12/1/29 (d)	985,000	806,981
Darling Ingredients, Inc. 6% 6/15/30 (d)	510,000	498,525
Madison IAQ LLC:
4.125% 6/30/28 (d)	2,380,000	1,990,227
5.875% 6/30/29 (d)	5,735,000	3,930,762
Stericycle, Inc.:
3.875% 1/15/29 (d)	1,625,000	1,417,813
5.375% 7/15/24 (d)	325,000	320,154
		8,964,462
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)	4,942,000	4,146,289
4.875% 2/15/30 (d)	1,430,000	1,276,218
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)	2,715,000	1,349,545
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)	395,000	325,290
		7,097,342
Food/Beverage/Tobacco - 2.0%
C&S Group Enterprises LLC 5% 12/15/28 (d)	3,700,000	2,793,500
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (d)	2,730,000	2,411,136
Performance Food Group, Inc. 5.5% 10/15/27 (d)	125,000	117,896
Post Holdings, Inc. 4.625% 4/15/30 (d)	1,125,000	970,583
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)	2,945,000	2,543,277
TreeHouse Foods, Inc. 4% 9/1/28	480,000	408,000
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	4,605,000	3,693,855
U.S. Foods, Inc.:
4.625% 6/1/30 (d)	475,000	418,292
4.75% 2/15/29 (d)	1,285,000	1,140,977
		14,497,516
Gaming - 1.4%
Affinity Gaming LLC 6.875% 12/15/27 (d)	2,425,000	2,056,010
Caesars Entertainment, Inc. 8.125% 7/1/27 (d)	2,810,000	2,760,966
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (d)	2,555,000	2,060,863
Golden Entertainment, Inc. 7.625% 4/15/26 (d)	945,000	931,407
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	555,000	500,960
Station Casinos LLC 4.5% 2/15/28 (d)	750,000	652,036
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)	1,935,000	1,746,281
		10,708,523
Healthcare - 8.3%
1375209 BC Ltd. 9% 1/30/28 (d)	755,000	735,181
180 Medical, Inc. 3.875% 10/15/29 (d)	1,305,000	1,121,909
AMN Healthcare 4% 4/15/29 (d)	1,880,000	1,608,791
Avantor Funding, Inc.:
3.875% 11/1/29 (d)	1,930,000	1,620,718
4.625% 7/15/28 (d)	998,000	906,823
Bausch Health Companies, Inc.:
11% 9/30/28 (d)	1,340,000	1,044,992
14% 10/15/30 (d)	266,000	157,910
Cano Health, Inc. 6.25% 10/1/28 (d)	1,100,000	665,500
Catalent Pharma Solutions 3.5% 4/1/30 (d)	2,470,000	1,950,287
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	660,000	583,704
4.25% 5/1/28 (d)	290,000	267,081
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	2,405,000	1,746,078
5.25% 5/15/30 (d)	4,605,000	3,472,341
5.625% 3/15/27 (d)	3,150,000	2,700,999
6% 1/15/29 (d)	1,430,000	1,196,166
6.125% 4/1/30 (d)	1,680,000	831,899
6.875% 4/15/29 (d)	2,095,000	1,076,752
8% 3/15/26 (d)	745,000	678,259
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	1,200,000	1,014,032
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	510,000	380,639
4.625% 6/1/30 (d)	4,695,000	3,776,783
Embecta Corp. 5% 2/15/30 (d)	620,000	524,675
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	1,780,000	1,536,977
HealthEquity, Inc. 4.5% 10/1/29 (d)	3,090,000	2,700,351
Hologic, Inc.:
3.25% 2/15/29 (d)	2,030,000	1,743,154
4.625% 2/1/28 (d)	395,000	372,207
Jazz Securities DAC 4.375% 1/15/29 (d)	2,625,000	2,339,269
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	450,000	379,485
Molina Healthcare, Inc. 3.875% 11/15/30 (d)	855,000	724,561
Option Care Health, Inc. 4.375% 10/31/29 (d)	1,910,000	1,670,696
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	4,265,000	3,776,231
5.125% 4/30/31 (d)	730,000	632,093
Owens & Minor, Inc. 4.5% 3/31/29 (d)	585,000	466,421
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (d)	1,290,000	1,120,970
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	2,395,000	1,828,943
Teleflex, Inc. 4.25% 6/1/28 (d)	535,000	488,380
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)	2,345,000	2,031,474
4.375% 1/15/30 (d)	2,160,000	1,869,620
4.625% 6/15/28 (d)	1,750,000	1,565,797
6.125% 10/1/28 (d)	6,535,000	5,850,916
6.125% 6/15/30 (d)	1,640,000	1,562,592
6.25% 2/1/27 (d)	1,195,000	1,147,809
		61,869,465
Homebuilders/Real Estate - 4.0%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)	565,000	452,413
Howard Hughes Corp.:
4.125% 2/1/29 (d)	775,000	649,063
4.375% 2/1/31 (d)	775,000	627,028
Kennedy-Wilson, Inc. 4.75% 2/1/30	2,880,000	2,196,000
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	2,600,000	1,782,257
4.625% 8/1/29	1,780,000	1,357,401
5% 10/15/27	6,800,000	5,715,604
Railworks Holdings LP 8.25% 11/15/28 (d)	1,660,000	1,535,500
TopBuild Corp. 4.125% 2/15/32 (d)	2,135,000	1,734,922
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	5,020,000	4,016,000
6.5% 2/15/29 (d)	14,955,000	9,907,665
		29,973,853
Hotels - 0.6%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)	2,820,000	2,258,256
3.75% 5/1/29 (d)	295,000	255,175
4% 5/1/31 (d)	1,615,000	1,351,157
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)	1,060,000	951,032
		4,815,620
Insurance - 0.7%
Alliant Holdings Intermediate LLC 4.25% 10/15/27 (d)	2,775,000	2,485,367
AmWINS Group, Inc. 4.875% 6/30/29 (d)	2,535,000	2,150,052
AssuredPartners, Inc. 5.625% 1/15/29 (d)	795,000	654,312
		5,289,731
Leisure - 2.5%
Carnival Corp.:
5.75% 3/1/27 (d)	3,850,000	2,749,054
6% 5/1/29 (d)	3,190,000	2,125,758
6.65% 1/15/28	175,000	116,156
7.625% 3/1/26 (d)	4,445,000	3,523,084
MajorDrive Holdings IV LLC 6.375% 6/1/29 (d)	825,000	615,608
NCL Corp. Ltd.:
5.875% 3/15/26 (d)	525,000	412,372
7.75% 2/15/29 (d)	1,120,000	842,845
NCL Finance Ltd. 6.125% 3/15/28 (d)	370,000	273,142
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)	2,390,000	1,931,951
5.375% 7/15/27 (d)	875,000	708,488
5.5% 8/31/26 (d)	2,375,000	1,997,969
5.5% 4/1/28 (d)	2,785,000	2,222,555
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	370,000	297,850
Voc Escrow Ltd. 5% 2/15/28 (d)	850,000	731,085
		18,547,917
Metals/Mining - 0.9%
Eldorado Gold Corp. 6.25% 9/1/29 (d)	350,000	307,234
ERO Copper Corp. 6.5% 2/15/30 (d)	2,755,000	2,219,497
First Quantum Minerals Ltd. 6.875% 10/15/27 (d)	2,238,000	2,087,355
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	500,000	454,170
Mineral Resources Ltd. 8.5% 5/1/30 (d)	790,000	800,689
PMHC II, Inc. 9% 2/15/30 (d)	1,185,000	894,273
		6,763,218
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (d)	680,000	538,934
6% 6/15/27 (d)	1,155,000	1,130,871
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (d)	455,000	432,591
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	240,000	226,042
Glatfelter Corp. 4.75% 11/15/29 (d)	810,000	487,053
SPA Holdings 3 OY 4.875% 2/4/28 (d)	2,600,000	2,091,547
		4,907,038
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (d)	940,000	855,400
Railroad - 0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)	3,050,000	2,522,739
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (d)	1,425,000	1,153,979
Garden SpinCo Corp. 8.625% 7/20/30 (d)	335,000	355,100
Yum! Brands, Inc. 4.625% 1/31/32	1,985,000	1,754,595
		3,263,674
Services - 5.6%
ADT Corp. 4.125% 8/1/29 (d)	895,000	761,158
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	2,241,000	2,033,708
APX Group, Inc. 6.75% 2/15/27 (d)	837,000	805,654
ASGN, Inc. 4.625% 5/15/28 (d)	1,310,000	1,185,812
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)	2,713,000	2,403,617
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)	5,130,000	4,098,788
CoreCivic, Inc.:
4.75% 10/15/27	2,950,000	2,556,230
8.25% 4/15/26	5,160,000	5,291,580
Fair Isaac Corp. 4% 6/15/28 (d)	1,155,000	1,048,169
Gartner, Inc.:
3.625% 6/15/29 (d)	575,000	505,264
3.75% 10/1/30 (d)	205,000	176,703
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	3,535,000	3,378,797
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)	3,680,000	3,275,200
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)	1,410,000	1,328,925
PowerTeam Services LLC 9.033% 12/4/25 (d)	490,000	408,214
Service Corp. International:
4% 5/15/31	960,000	808,980
5.125% 6/1/29	1,420,000	1,331,285
Sotheby's 7.375% 10/15/27 (d)	4,315,000	4,045,871
The GEO Group, Inc. 9.5% 12/31/28 (d)	1,315,000	1,251,800
TriNet Group, Inc. 3.5% 3/1/29 (d)	1,930,000	1,586,846
Uber Technologies, Inc. 4.5% 8/15/29 (d)	1,085,000	945,312
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	2,893,000	2,726,653
		41,954,566
Steel - 0.3%
Commercial Metals Co. 4.125% 1/15/30	940,000	831,765
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	1,715,000	1,482,961
		2,314,726
Super Retail - 1.7%
Bath & Body Works, Inc. 6.694% 1/15/27	375,000	372,304
Carvana Co.:
4.875% 9/1/29 (d)	880,000	339,030
5.5% 4/15/27 (d)	1,245,000	493,248
5.875% 10/1/28 (d)	610,000	238,073
10.25% 5/1/30 (d)	170,000	79,880
EG Global Finance PLC:
6.75% 2/7/25 (d)	2,170,000	1,894,475
8.5% 10/30/25 (d)	3,690,000	3,437,690
LBM Acquisition LLC 6.25% 1/15/29 (d)	1,295,000	824,075
Levi Strauss & Co. 3.5% 3/1/31 (d)	1,310,000	1,039,734
Michaels Companies, Inc.:
5.25% 5/1/28 (d)	810,000	651,670
7.875% 5/1/29 (d)	620,000	414,264
Nordstrom, Inc.:
4.25% 8/1/31	950,000	679,345
4.375% 4/1/30	635,000	477,380
Wolverine World Wide, Inc. 4% 8/15/29 (d)	1,855,000	1,405,274
		12,346,442
Technology - 6.0%
Acuris Finance U.S. 5% 5/1/28 (d)	3,360,000	2,679,600
Athenahealth Group, Inc. 6.5% 2/15/30 (d)	450,000	331,619
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	2,525,000	2,190,438
Broadcom, Inc.:
2.45% 2/15/31 (d)	960,000	756,114
2.6% 2/15/33 (d)	1,015,000	761,856
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	455,000	394,210
4.875% 7/1/29 (d)	460,000	391,161
Coherent Corp. 5% 12/15/29 (d)	1,990,000	1,716,236
CommScope, Inc.:
4.75% 9/1/29 (d)	825,000	665,115
6% 3/1/26 (d)	1,015,000	936,733
Elastic NV 4.125% 7/15/29 (d)	2,310,000	1,865,787
Entegris Escrow Corp.:
4.75% 4/15/29 (d)	2,705,000	2,466,790
5.95% 6/15/30 (d)	2,980,000	2,748,156
Entegris, Inc. 3.625% 5/1/29 (d)	630,000	512,978
Gartner, Inc. 4.5% 7/1/28 (d)	1,470,000	1,370,525
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (d)	895,000	749,287
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	3,323,000	2,770,551
Match Group Holdings II LLC 4.125% 8/1/30 (d)	680,000	555,130
MicroStrategy, Inc. 6.125% 6/15/28 (d)	2,735,000	1,955,662
onsemi 3.875% 9/1/28 (d)	1,115,000	972,939
Open Text Corp. 3.875% 12/1/29 (d)	2,540,000	2,042,638
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	850,000	681,840
4.125% 12/1/31 (d)	560,000	435,285
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)	1,695,000	984,998
5.375% 12/1/28 (d)	11,522,000	5,021,997
Roblox Corp. 3.875% 5/1/30 (d)	1,955,000	1,540,931
Sensata Technologies BV 4% 4/15/29 (d)	760,000	655,500
TTM Technologies, Inc. 4% 3/1/29 (d)	4,145,000	3,554,524
Twilio, Inc. 3.875% 3/15/31	730,000	579,149
Uber Technologies, Inc. 8% 11/1/26 (d)	2,220,000	2,227,641
		44,515,390
Telecommunications - 7.2%
Altice Financing SA:
5% 1/15/28 (d)	1,420,000	1,143,100
5.75% 8/15/29 (d)	6,895,000	5,423,351
Altice France Holding SA 6% 2/15/28 (d)	4,095,000	2,416,050
Altice France SA:
5.125% 1/15/29 (d)	5,090,000	3,827,227
5.125% 7/15/29 (d)	2,015,000	1,510,733
5.5% 1/15/28 (d)	1,615,000	1,264,739
5.5% 10/15/29 (d)	15,000	11,438
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	9,905,000	9,173,268
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)	455,000	374,985
5.625% 9/15/28 (d)	360,000	267,454
Consolidated Communications, Inc. 5% 10/1/28 (d)	535,000	394,545
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	2,360,000	2,057,967
5.875% 10/15/27 (d)	940,000	872,856
5.875% 11/1/29	1,430,000	1,106,356
8.75% 5/15/30 (d)	955,000	970,996
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	1,895,000	1,694,111
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	340,000	248,962
4.25% 7/1/28 (d)	3,590,000	2,827,843
Lumen Technologies, Inc. 4.5% 1/15/29 (d)	4,700,000	3,243,996
Millicom International Cellular SA:
4.5% 4/27/31 (d)	2,275,000	1,910,005
5.125% 1/15/28 (d)	261,000	242,208
Sable International Finance Ltd. 5.75% 9/7/27 (d)	464,000	428,620
SBA Communications Corp. 3.125% 2/1/29	935,000	777,443
Telecom Italia Capital SA:
6% 9/30/34	1,185,000	895,505
7.2% 7/18/36	845,000	686,056
7.721% 6/4/38	235,000	195,050
Uniti Group, Inc. 6% 1/15/30 (d)	4,060,000	2,569,084
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)	690,000	576,443
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)	415,000	335,949
Windstream Escrow LLC 7.75% 8/15/28 (d)	5,460,000	4,448,946
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)	1,600,000	1,181,712
6.125% 3/1/28 (d)	1,020,000	578,420
		53,655,418
Textiles/Apparel - 0.3%
Foot Locker, Inc. 4% 10/1/29 (d)	2,065,000	1,608,695
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	335,000	273,397
		1,882,092
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (d)	1,025,000	1,013,020
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)	595,000	462,553
Seaspan Corp. 5.5% 8/1/29 (d)	3,290,000	2,493,162
		3,968,735
Utilities - 2.8%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)	1,005,000	834,400
4.75% 3/15/28 (d)	585,000	539,923
Global Partners LP/GLP Finance Corp. 7% 8/1/27	1,282,000	1,217,422
InterGen NV 7% 6/30/23 (d)	4,960,000	4,811,368
NRG Energy, Inc.:
3.375% 2/15/29 (d)	1,535,000	1,238,162
5.25% 6/15/29 (d)	1,405,000	1,240,250
PG&E Corp.:
5% 7/1/28	2,715,000	2,478,368
5.25% 7/1/30	4,455,000	4,054,050
Pike Corp. 5.5% 9/1/28 (d)	3,485,000	3,046,726
Vistra Operations Co. LLC 5.625% 2/15/27 (d)	1,455,000	1,380,304
		20,840,973
TOTAL NONCONVERTIBLE BONDS		610,470,827
TOTAL CORPORATE BONDS (Cost $741,091,195)		629,867,846

Common Stocks - 1.7%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (f)	7,500	698,475
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (f)	59,900	275,540
Charter Communications, Inc. Class A (f)	2,200	746,020
TOTAL CABLE/SATELLITE TV		1,021,560
Energy - 1.1%
California Resources Corp. warrants 10/27/24 (f)	1,768	22,277
Jonah Energy Parent LLC (c)(f)	58,499	3,295,249
Mesquite Energy, Inc. (c)(f)	82,533	4,917,303
TOTAL ENERGY		8,234,829
Gaming - 0.2%
Caesars Entertainment, Inc. (f)	32,100	1,335,360
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (c)(f)	1	0
GTT Communications, Inc. (c)(f)	23,507	290,321
TOTAL TELECOMMUNICATIONS		290,321
Utilities - 0.2%
EQT Corp.	39,000	1,319,370
TOTAL COMMON STOCKS (Cost $9,944,321)		12,899,915

Bank Loan Obligations - 4.9%
	Principal Amount (a)	Value ($)
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.3171% 5/25/26 (g)(h)(i)	1,131,410	1,068,243
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.5671% 8/24/26 (g)(h)(i)	2,551,051	306,126
TOTAL BROADCASTING		1,374,369
Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 5/17/28 (g)(h)(i)	1,254,085	933,579
Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.7214% 5/7/25 (c)(g)(h)(i)	1,492,394	1,421,505
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 7.9683% 10/4/29 (g)(h)(i)	1,230,000	1,118,378
TOTAL CHEMICALS		2,539,883
Energy - 0.3%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 2/6/25 (g)(h)(i)	1,384,577	1,304,106
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (g)(h)(i)	932,861	878,643
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(h)(i)	1,525,908	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(h)(i)	658,000	0
TOTAL ENERGY		2,182,749
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.423% 11/23/27 (g)(h)(i)	1,411,436	1,113,623
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 12/13/26 (g)(h)(i)	74,051	67,016
TOTAL HEALTHCARE		1,180,639
Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 7.3269% 4/25/25 (g)(h)(i)	1,154,481	1,140,535
Leisure - 0.4%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3613% 7/21/28 (g)(h)(i)	3,391,742	3,162,800
Paper - 0.2%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.598% 4/13/29 (g)(h)(i)	1,223,850	1,163,172
Services - 1.1%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 10.423% 12/20/29 (g)(h)(i)	75,000	68,250
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 12/21/28 (g)(h)(i)	343,275	331,689
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.1336% 12/10/29 (g)(h)(i)	130,000	110,988
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 12/10/28 (g)(h)(i)	1,291,950	1,219,278
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 8.4945% 6/21/24 (g)(h)(i)	3,372,883	3,010,298
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.8219% 4/11/29 (g)(h)(i)	2,320,000	2,066,262
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.765% 3/4/28 (g)(h)(i)	2,046,089	1,718,203
TOTAL SERVICES		8,524,968
Super Retail - 0.6%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/5/28 (g)(h)(i)	1,553,204	1,489,134
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1207% 12/18/27 (g)(h)(i)	3,187,712	2,756,383
TOTAL SUPER RETAIL		4,245,517
Technology - 0.6%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.8211% 2/15/29 (g)(h)(i)	3,335,125	3,002,813
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 3.5% 2/15/29 (g)(h)(i)(j)	568,116	511,509
Central Parent, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.0802% 7/6/29 (g)(h)(i)	345,000	341,471
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 8/27/25 (g)(h)(i)	462,407	458,528
TOTAL TECHNOLOGY		4,314,321
Telecommunications - 0.2%
GTT Communications BV 1LN, term loan:
11.423% 1/3/28 (c)(i)	1,113,085	879,337
13.6802% 6/3/28 (c)(i)	891,413	311,995
TOTAL TELECOMMUNICATIONS		1,191,332
Utilities - 0.5%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.4375% 6/23/25 (g)(h)(i)	4,149,584	4,111,989
TOTAL BANK LOAN OBLIGATIONS (Cost $41,950,330)		36,065,853

Other - 0.9%
	Shares	Value ($)
Other - 0.9%
Fidelity Direct Lending Fund, LP (b)(k) (Cost $7,062,215)		7,033,396

Money Market Funds - 6.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (l) (Cost $46,606,159)	46,596,840	46,606,159

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $846,654,220)	732,473,169
NET OTHER ASSETS (LIABILITIES) - 1.5%	11,067,505
NET ASSETS - 100.0%	743,540,674

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,313,771 or 2.5% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $502,781,068 or 67.6% of net assets.

(e)	Non-income producing - Security is in default.
(f)	Non-income producing
(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $426,087 and $383,632, respectively.

(k)	Affiliated Fund
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Direct Lending Fund, LP	12/09/21 - 12/30/22	7,062,215

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	649,253

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	1,120,884

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	19,357,047	352,155,041	324,905,929	712,661	-	-	46,606,159	0.1%
Fidelity Securities Lending Cash Central Fund 4.37%	-	39,774,296	39,774,296	30,226	-	-	-	0.0%
Total	19,357,047	391,929,337	364,680,225	742,887	-	-	46,606,159

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Direct Lending Fund, LP	1,504,067	6,505,470	935,004	336,577	(12,318)	(28,819)	7,033,396
	1,504,067	6,505,470	935,004	336,577	(12,318)	(28,819)	7,033,396

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,021,560	1,021,560	-	-
Consumer Discretionary	2,033,835	2,033,835	-	-
Energy	9,554,199	1,341,647	-	8,212,552
Information Technology	290,321	-	-	290,321

Corporate Bonds	629,867,846	-	618,587,470	11,280,376

Bank Loan Obligations	36,065,853	-	33,453,016	2,612,837

Money Market Funds	46,606,159	46,606,159	-	-
Total Investments in Securities:	725,439,773	51,003,201	652,040,486	22,396,086

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Energy
Beginning Balance	$6,728,090
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,484,462
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$8,212,552
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$1,484,462
Corporate Bonds
Beginning Balance	$5,561,322
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	5,654,301
Cost of Purchases	64,753
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$11,280,376
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$5,654,301
Other Investments in Securities
Beginning Balance	$3,954,735
Net Realized Gain (Loss) on Investment Securities	(62,875)
Net Unrealized Gain (Loss) on Investment Securities	(1,629,948)
Cost of Purchases	3,036,353
Proceeds of Sales	(901,223)
Amortization/Accretion	10,183
Transfers into Level 3	-
Transfers out of Level 3	(1,504,067)
Ending Balance	$2,903,158
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(1,629,948)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $792,985,846)		678,833,614
Fidelity Central Funds (cost $46,606,159)		46,606,159
Other affiliated issuers (cost $7,062,215)		7,033,396

Total Investment in Securities (cost $846,654,220)			$732,473,169
Cash			228,388
Receivable for investments sold			2,754,755
Receivable for fund shares sold			370,604
Dividends receivable			76,052
Interest receivable			11,666,934
Distributions receivable from Fidelity Central Funds			177,684
Prepaid expenses			878
Total assets			747,748,464
Liabilities
Payable for investments purchased		$3,063,350
Payable for fund shares redeemed		617,065
Accrued management fee		339,942
Distribution and service plan fees payable		30,165
Other affiliated payables		75,117
Other payables and accrued expenses		82,151
Total Liabilities			4,207,790
Net Assets			$743,540,674
Net Assets consist of:
Paid in capital			$963,369,462
Total accumulated earnings (loss)			(219,828,788)
Net Assets			$743,540,674

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($235,521,879 ÷ 53,412,306 shares)			$4.41
Service Class :
Net Asset Value , offering price and redemption price per share ($43,706,566 ÷ 9,996,595 shares)			$4.37
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($127,405,884 ÷ 30,263,226 shares)			$4.21
Investor Class :
Net Asset Value , offering price and redemption price per share ($336,906,345 ÷ 76,946,926 shares)			$4.38
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends (including $336,577 earned from affiliated issuers)		$2,201,484
Interest		45,250,996
Income from Fidelity Central Funds (including $30,226 from security lending)		742,887
Total Income		48,195,367
Expenses
Management fee	$4,445,598
Transfer agent fees	675,932
Distribution and service plan fees	389,853
Accounting fees	301,247
Custodian fees and expenses	10,505
Independent trustees' fees and expenses	2,849
Audit	88,476
Legal	403,750
Interest	344
Miscellaneous	4,042
Total expenses before reductions	6,322,596
Expense reductions	(15,302)
Total expenses after reductions		6,307,294
Net Investment income (loss)		41,888,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(25,089,359)
Affiliated issuers	(12,318)
Total net realized gain (loss)		(25,101,677)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(124,975,058)
Affiliated issuers	(28,819)
Total change in net unrealized appreciation (depreciation)		(125,003,877)
Net gain (loss)		(150,105,554)
Net increase (decrease) in net assets resulting from operations		$(108,217,481)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,888,073	$44,147,271
Net realized gain (loss)	(25,101,677)	21,951,238
Change in net unrealized appreciation (depreciation)	(125,003,877)	(23,268,129)
Net increase (decrease) in net assets resulting from operations	(108,217,481)	42,830,380
Distributions to shareholders	(40,140,205)	(51,264,851)
Share transactions - net increase (decrease)	(83,467,685)	14,687,529
Total increase (decrease) in net assets	(231,825,371)	6,253,058

Net Assets
Beginning of period	975,366,045	969,112,987
End of period	$743,540,674	$975,366,045

Financial Highlights
VIP High Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$5.25	$5.31	$5.43	$4.97	$5.46
Income from Investment Operations
Net investment income (loss) A,B	.251	.245	.266	.286	.288
Net realized and unrealized gain (loss)	(.842)	(.016)	(.121)	.457	(.473)
Total from investment operations	(.591)	.229	.145	.743	(.185)
Distributions from net investment income	(.249)	(.289)	(.265)	(.283)	(.305)
Total distributions	(.249)	(.289)	(.265)	(.283)	(.305)
Net asset value, end of period	$4.41	$5.25	$5.31	$5.43	$4.97
Total Return C,D	(11.37)%	4.41%	2.75%	15.11%	(3.46)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.71%	.66%	.67%	.67%	.67%
Expenses net of all reductions	.71%	.66%	.67%	.67%	.67%
Net investment income (loss)	5.22%	4.57%	5.14%	5.31%	5.33%
Supplemental Data
Net assets, end of period (000 omitted)	$235,522	$312,771	$313,973	$327,442	$299,239
Portfolio turnover rate G	32%	66%	72%	30%	69%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$5.21	$5.26	$5.38	$4.93	$5.42
Income from Investment Operations
Net investment income (loss) A,B	.244	.238	.259	.279	.280
Net realized and unrealized gain (loss)	(.840)	(.007)	(.120)	.449	(.471)
Total from investment operations	(.596)	.231	.139	.728	(.191)
Distributions from net investment income	(.244)	(.281)	(.259)	(.278)	(.299)
Total distributions	(.244)	(.281)	(.259)	(.278)	(.299)
Net asset value, end of period	$4.37	$5.21	$5.26	$5.38	$4.93
Total Return C,D	(11.56)%	4.50%	2.65%	14.92%	(3.60)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.81%	.77%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.81%	.76%	.77%	.77%	.77%
Expenses net of all reductions	.81%	.76%	.77%	.77%	.77%
Net investment income (loss)	5.12%	4.47%	5.04%	5.21%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$43,707	$53,927	$53,326	$66,123	$58,231
Portfolio turnover rate G	32%	66%	72%	30%	69%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$5.03	$5.09	$5.22	$4.79	$5.27
Income from Investment Operations
Net investment income (loss) A,B	.228	.222	.244	.262	.264
Net realized and unrealized gain (loss)	(.809)	(.009)	(.121)	.438	(.451)
Total from investment operations	(.581)	.213	.123	.700	(.187)
Distributions from net investment income	(.239)	(.273)	(.253)	(.270)	(.293)
Total distributions	(.239)	(.273)	(.253)	(.270)	(.293)
Net asset value, end of period	$4.21	$5.03	$5.09	$5.22	$4.79
Total Return C,D	(11.67)%	4.29%	2.42%	14.77%	(3.63)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.96%	.92%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.96%	.91%	.92%	.92%	.92%
Expenses net of all reductions	.96%	.91%	.92%	.92%	.92%
Net investment income (loss)	4.97%	4.32%	4.89%	5.06%	5.08%
Supplemental Data
Net assets, end of period (000 omitted)	$127,406	$166,773	$170,257	$187,747	$139,564
Portfolio turnover rate G	32%	66%	72%	30%	69%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$5.22	$5.27	$5.39	$4.94	$5.43
Income from Investment Operations
Net investment income (loss) A,B	.248	.242	.263	.283	.284
Net realized and unrealized gain (loss)	(.840)	(.004)	(.119)	.448	(.470)
Total from investment operations	(.592)	.238	.144	.731	(.186)
Distributions from net investment income	(.248)	(.288)	(.264)	(.281)	(.304)
Total distributions	(.248)	(.288)	(.264)	(.281)	(.304)
Net asset value, end of period	$4.38	$5.22	$5.27	$5.39	$4.94
Total Return C,D	(11.46)%	4.63%	2.74%	14.94%	(3.50)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.70%	.71%	.70%	.71%
Expenses net of fee waivers, if any	.75%	.70%	.71%	.70%	.71%
Expenses net of all reductions	.75%	.70%	.71%	.70%	.71%
Net investment income (loss)	5.19%	4.53%	5.11%	5.28%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$336,906	$441,896	$431,557	$462,593	$391,173
Portfolio turnover rate G	32%	66%	72%	30%	69%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 9, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.
4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$8,502,873	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.5 - 3.0/2.7	Increase
			Daily production multiple ($/Barrels of oil equivilent per day)	$21,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.7	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	5.1	Increase
		Market approach	Parity price	$12.35	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	50.0%-95.0%/72.5%	Increase
Corporate Bonds	$11,280,376	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.5	Increase
			Daily production multiple ($/Barrels of oil equivilent per day)	$21,500.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.7	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	5.1	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	50.0%-95.0%/72.5%	Increase
Bank Loan Obligations	$2,612,837	Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$35.00-$95.25/$82.59	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,245,686
Gross unrealized depreciation	(129,554,966)
Net unrealized appreciation (depreciation)	$(110,309,280)
Tax Cost	$842,782,449

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$114,240
Capital loss carryforward	$(109,633,748)
Net unrealized appreciation (depreciation) on securities and other investments	$(110,309,280)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(48,034,496)
Long-term	(61,599,252)
Total capital loss carryforward	$(109,633,748)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$40,140,205	$51,264,851

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP High Income Portfolio	Fidelity Direct Lending Fund, LP	$4,274,332

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP High Income Portfolio	244,274,641	350,217,254

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$49,533
Service Class 2	340,320
$389,853
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$177,252.07
Service Class	33,683.07
Service Class 2	92,567.07
Investor Class	372,430.10
	$675,932

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP High Income Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP High Income Portfolio	$49

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP High Income Portfolio	Borrower	$ 7,865,000.32%		$344

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP High Income Portfolio	716,247	730,431	15,663

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP High Income Portfolio	$1,482

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP High Income Portfolio	$3,220	$3	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $541.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,761.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP High Income Portfolio
Distributions to shareholders
Initial Class	$12,725,157	$16,578,946
Service Class	2,297,407	2,827,038
Service Class 2	6,951,637	8,286,498
Investor Class	18,166,004	23,572,369
Total	$40,140,205	$51,264,851

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP High Income Portfolio
Initial Class
Shares sold	8,972,527	6,582,111	$ 43,454,864	$35,316,676
Reinvestment of distributions	2,812,389	3,175,763	12,725,094	16,578,946
Shares redeemed	(17,891,419)	(9,420,357)	(86,649,158)	(50,485,840)
Net increase (decrease)	(6,106,503)	337,517	$(30,469,200)	$1,409,782
Service Class
Shares sold	9,351,371	5,935,782	$44,866,682	$31,370,807
Reinvestment of distributions	512,294	546,572	2,297,407	2,827,038
Shares redeemed	(10,213,228)	(6,270,913)	(47,686,210)	(33,538,593)
Net increase (decrease)	(349,563)	211,441	$(522,121)	$659,252
Service Class 2
Shares sold	14,698,776	12,586,111	$67,799,017	$64,381,008
Reinvestment of distributions	1,607,586	1,658,903	6,951,637	8,286,498
Shares redeemed	(19,191,491)	(14,557,956)	(88,751,788)	(74,483,522)
Net increase (decrease)	(2,885,129)	(312,942)	$(14,001,134	$(1,816,016)
Investor Class
Shares sold	15,127,519	11,138,508	$ 72,075,364	$ 59,901,440
Reinvestment of distributions	4,041,803	4,549,245	18,165,818	23,572,369
Shares redeemed	(26,866,685)	(12,883,556)	(128,716,412)	(69,039,298)
Net increase (decrease)	(7,697,363)	2,804,197	$(38,475,230)	$14,434,511

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP High Income Portfolio	51%	1	12%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP High Income Portfolio
Initial Class	.72%
Actual		$ 1,000	$ 1,033.60	$ 3.69
Hypothetical- B		$ 1,000	$ 1,021.58	$ 3.67
Service Class	.82%
Actual		$ 1,000	$ 1,030.40	$ 4.20
Hypothetical- B		$ 1,000	$ 1,021.07	$ 4.18
Service Class 2	.97%
Actual		$ 1,000	$ 1,030.40	$ 4.96
Hypothetical- B		$ 1,000	$ 1,020.32	$ 4.94
Investor Class	.75%
Actual		$ 1,000	$ 1,033.60	$ 3.84
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $43,564,361 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

1.540029.125
VIPHI-ANN-0323
Fidelity® Variable Insurance Products:

Floating Rate High Income Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Initial Class	-0.52%	3.17%	3.17%
Investor Class	-0.46%	3.14%	3.14%

A     From April 09, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Floating Rate High Income Portfolio - Initial Class, a class of the fund, on April 09, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Morningstar® LSTA® US Performing Loans performed over the same period.

Effective August, 29, 2022, the S&P ® /LSTA Leveraged Performing Loan Index was re-branded as Morningstar ® LSTA ® US Performing Loans.

Management's Discussion of Fund Performance
Market Recap:
Floating-rate bank loans returned -0.61% for the 12 months ending December 31, 2022, as measured by the Morningstar LSTA ® US Performing Loans. Despite the negative performance, loans outpaced nearly all other fixed-income categories in a turbulent period of rising interest rates and widening credit spreads. After starting the year on a positive note, loan prices turned lower in February, reflecting a retreat from risk assets amid Russia's invasion of Ukraine. Following marginal upswings in March and April, the market context changed markedly in May. Loans declined sharply amid mounting concerns about rising inflation, higher interest rates and tighter monetary policy. The asset class fell further in June, as investors shifted their focus to risks of slowing economic growth. Loans rebounded robustly in July and August on expectations for a shallower tightening cycle from the U.S. Federal Reserve, better-than-expected corporate earnings growth and low supply. The strong run stalled in September, however, as investors concluded that tightening monetary conditions could push the U.S. economy into a recession. Loans rallied during the fourth quarter of 2022, boosted by easing inflation concerns and a continuation of generally favorable corporate earnings. About half the groups in the fund's benchmark posted gains. Oil & gas (+7%), utilities (+6%) and air transport (+3%) notably outperformed, while home furnishings (-11%), all telecom (-5%) and health care (-4%) were the biggest laggards. Lower-quality loans trailed the index, reflecting investor risk aversion in 2022.
Comments from Co-Managers Eric Mollenhauer, Kevin Nielsen, and Chandler Perine:
For the fiscal year ending December 31, 2022, the fund's share classes returned roughly -1%, performing roughly in line with the -0.61% result of the benchmark Morningstar LSTA ® US Performing Loans Index. The fund's core allocation to floating-rate leveraged loans returned -0.18% and contributed to performance versus the benchmark. By industry, the primary relative contributors were security selection and an underweighting in the electronics/electrical group. Also lifting the fund's relative result were favorable picks and an overweighting in the oil & gas segment, along with an underweighting and investment choices in health care. Lastly, the fund's position in cash was a notable contributor. Our top individual relative contributor was a non-benchmark stake in Chesapeake Energy (+63%), followed by our decision to avoid Envision Healthcare, a benchmark component that returned -57%. Further aiding the portfolio's relative result was a non-benchmark stake in Murray Energy (+89%). Conversely, the fund's largest relative detractor was security selection in the leisure goods/activities/movies category. An overweighting in home furnishings and subpar picks in insurance also hurt relative performance. The biggest individual relative detractor was an overweight position in Asurion (-9%), which was among the largest holdings in the fund at year-end. Also weighing on performance was an outsized stake in Diamond Sports, which returned roughly -51%. Further hampering the portfolio's relative return was an overweighting in Securus Technologies, which returned -20%. By quality, security selection among non-rated bonds added the most value versus the benchmark, while investment choices among BB-rated bonds hurt the most.
Note to shareholders:
On October 1, 2022, Chandler Perine assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Bass Pro Group LLC	2.7
Asurion LLC	1.6
Intelsat Jackson Holdings SA	1.3
Caesars Resort Collection LLC	1.2
HUB International Ltd.	1.1
Fertitta Entertainment LLC NV	1.1
Athenahealth Group, Inc.	0.9
TransDigm, Inc.	0.9
Peraton Corp.	0.9
Acrisure LLC	0.9
12.6

Market Sectors (% of Fund's net assets)

Technology	17.3
Services	9.1
Healthcare	5.2
Gaming	4.9
Insurance	4.8

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 9.3%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Bank Loan Obligations - 88.8%
	Principal Amount (a)	Value ($)
Aerospace - 0.9%
ADS Tactical, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.750% 10.1387% 3/19/26 (b)(c)(d)	319,375	285,042
Gemini HDPE LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.42% 12/31/27 (b)(c)(d)	148,218	145,718
TransDigm, Inc.:
Tranche E 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.9799% 5/30/25 (b)(c)(d)	578,797	571,973
Tranche F 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.9799% 12/9/25 (b)(c)(d)	1,134,691	1,119,463
Tranche H 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8302% 2/14/27 (b)(c)(d)	125,000	124,391
TOTAL AEROSPACE		2,246,587
Air Transportation - 1.6%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.9926% 4/20/28 (b)(c)(d)	770,000	765,788
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.13% 8/11/28 (b)(c)(d)	279,300	275,460
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.923% 4/8/26 (b)(c)(d)	252,060	239,798
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.923% 4/4/26 (b)(c)(d)	135,516	128,924
Echo Global Logistics, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 9.1336% 11/23/28 (b)(c)(d)(e)	403,988	389,121
Mileage Plus Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 9.9959% 7/2/27 (b)(c)(d)	513,000	526,979
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9926% 10/20/27 (b)(c)(d)	495,000	503,910
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 10.4283% 3/24/28 (b)(c)(d)	253,725	243,576
United Airlines, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1084% 4/21/28 (b)(c)(d)	948,113	934,422
TOTAL AIR TRANSPORTATION		4,007,978
Automotive & Auto Parts - 1.7%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.173% 3/5/28 (b)(c)(d)	312,705	268,667
Avis Budget Car Rental LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 3/16/29 (b)(c)(d)	203,463	199,776
Clarios Global LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 4/30/26 (b)(c)(d)	386,501	377,967
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8% 6/3/28 (b)(c)(d)	755,646	697,084
Driven Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.7377% 11/17/28 (b)(c)(d)	104,213	98,481
Les Schwab Tire Centers Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.5799% 11/2/27 (b)(c)(d)	461,788	454,284
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 12/17/28 (b)(c)(d)	341,550	283,818
Power Stop LLC 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.4849% 1/26/29 (b)(c)(d)	416,567	285,348
Rough Country LLC:
2LN, term loan 1 month U.S. LIBOR + 6.500% 11.2299% 7/28/29 (b)(c)(d)	100,000	89,667
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 7/28/28 (b)(c)(d)	448,500	417,948
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.1711% 2/8/28 (b)(c)(d)	313,793	288,166
Thor Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.4375% 2/1/26 (b)(c)(d)	252,400	250,507
Truck Hero, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 1/29/28 (b)(c)(d)	506,158	432,132
TOTAL AUTOMOTIVE & AUTO PARTS		4,143,845
Banks & Thrifts - 0.9%
Citadel Securities LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.9375% 2/27/28 (b)(c)(d)	766,907	750,994
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.073% 4/9/27 (b)(c)(d)	418,025	389,679
LHS Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.173% 2/18/29 (b)(c)(d)	526,025	428,053
Novae LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.6963% 12/22/28 (b)(c)(d)	392,038	317,550
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 12/1/28 (b)(c)(d)	143,550	140,828
Walker & Dunlop, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.673% 12/16/28 (b)(c)(d)(e)	148,500	145,159
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 12/14/28 (c)(d)(f)	105,000	103,425
TOTAL BANKS & THRIFTS		2,275,688
Broadcasting - 1.5%
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 9.5% 10/25/28 (b)(c)(d)	148,301	140,516
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 9.5% 8/15/25 (b)(c)(d)	583,764	560,536
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.3171% 5/25/26 (b)(c)(d)	198,680	187,588
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.5671% 8/24/26 (b)(c)(d)	1,616,944	194,033
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.224% 12/1/28 (b)(c)(d)	772,870	664,668
Gray Television, Inc. Tranche D 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.1201% 12/1/28 (b)(c)(d)	287,100	278,188
Nexstar Broadcasting, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 9/19/26 (b)(c)(d)	351,322	348,072
Sinclair Television Group, Inc. Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.173% 4/21/29 (b)(c)(d)	402,975	382,121
Univision Communications, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 1/31/29 (b)(c)(d)	957,763	927,037
Tranche C 5LN, term loan 3 month U.S. LIBOR + 2.750% 7.1336% 3/15/24 (b)(c)(d)	71,418	71,254
TOTAL BROADCASTING		3,754,013
Building Materials - 2.9%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 5/17/28 (b)(c)(d)	685,635	510,407
APi Group DE, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.500% 6.8836% 10/1/26 (b)(c)(d)	436,218	432,947
1 month U.S. LIBOR + 2.750% 7.1336% 1/3/29 (b)(c)(d)	324,953	321,866
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6336% 5/19/28 (b)(c)(d)	246,250	243,748
DiversiTech Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 12/22/28 (b)(c)(d)	198,671	182,778
Foley Products Co. LLC 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.750% 9.4802% 12/29/28 (b)(c)(d)	243,119	234,408
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.8588% 2/25/29 (b)(c)(d)	1,890,500	1,655,870
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.173% 2/28/27 (b)(c)(d)	345,238	342,003
Installed Building Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6336% 12/14/28 (b)(c)(d)	168,300	165,355
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.1802% 4/29/29 (b)(c)(d)	708,225	668,834
Smyrna Ready Mix LLC Tranche B 1lN, term loan CME Term SOFR 1 Month Index + 4.250% 8.673% 4/1/29 (b)(c)(d)	144,275	141,029
Specialty Building Products Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6387% 10/15/28 (b)(c)(d)	198,500	178,031
SRS Distribution, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.8836% 6/4/28 (b)(c)(d)	834,438	796,145
CME Term SOFR 1 Month Index + 3.500% 7.923% 6/2/28 (b)(c)(d)	238,200	227,183
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan 6 month U.S. LIBOR + 2.250% 6.4251% 9/22/28 (b)(c)(d)	223,739	220,783
Traverse Midstream Partners Ll Tranche B, term loan CME Term SOFR 1 Month Index + 4.250% 8.7997% 9/27/24 (b)(c)(d)	273,685	272,743
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 5/7/28 (b)(c)(d)	256,750	244,601
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.073% 10/19/27 (b)(c)(d)	245,023	236,536
TOTAL BUILDING MATERIALS		7,075,267
Cable/Satellite TV - 2.5%
Charter Communication Operating LLC Tranche B2 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.14% 2/1/27 (b)(c)(d)	1,105,882	1,078,434
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 1 month U.S. LIBOR + 2.250% 6.5679% 1/31/28 (b)(c)(d)	985,000	951,264
CSC Holdings LLC Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 8.8224% 1/14/28 (c)(d)	1,393,266	1,304,446
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 9.3836% 8/2/27 (b)(c)(d)	475,983	462,398
LCPR Loan Financing LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.0679% 9/25/28 (b)(c)(d)	195,000	192,929
Numericable LLC:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 7.1647% 7/31/25 (b)(c)(d)	557,384	527,424
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 7.7666% 1/31/26 (b)(c)(d)	477,387	441,187
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 8.6497% 8/14/26 (b)(c)(d)	672,124	623,678
Virgin Media Bristol LLC Tranche N, term loan 1 month U.S. LIBOR + 2.500% 6.8179% 1/31/28 (b)(c)(d)	480,000	471,259
TOTAL CABLE/SATELLITE TV		6,053,019
Capital Goods - 0.8%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.4375% 7/23/29 (b)(c)(d)	398,000	394,092
Chart Industries, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 12/8/29 (c)(d)(f)	375,000	370,549
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 12.3701% 11/15/26 (b)(c)(d)	67,828	65,907
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 7.6201% 11/15/25 (b)(c)(d)	278,398	272,830
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.0088% 1/24/29 (b)(c)(d)	376,675	369,379
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 9.3836% 9/20/26 (b)(c)(d)	251,017	248,193
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 12.4929% 4/16/25 (b)(c)(d)(e)	38,367	35,923
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 3.500% 6.8707% 7/31/27 (b)(c)(d)	220,246	211,575
TOTAL CAPITAL GOODS		1,968,448
Chemicals - 2.6%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 9/30/28 (b)(c)(d)	457,859	400,856
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (b)(c)(d)(g)	67,516	59,110
Aruba Investment Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.750% 12.1387% 11/24/28 (b)(c)(d)	410,000	371,050
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1387% 11/24/27 (b)(c)(d)	334,787	324,466
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.3442% 8/29/29 (b)(c)(d)	119,644	119,435
Bakelite U.S. Holding Ltd. 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.000% 8.7302% 5/27/29 (b)(c)(d)	338,300	313,773
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.7214% 5/7/25 (b)(c)(d)(e)	261,025	248,626
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 6.8836% 5/7/25 (b)(c)(d)	340,742	332,649
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 7.9683% 10/4/29 (b)(c)(d)	505,000	459,171
Groupe Solmax, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.4799% 5/27/28 (b)(c)(d)	335,421	276,722
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 7/3/28 (b)(c)(d)	216,719	198,027
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8.9345% 3/15/29 (b)(c)(d)	651,725	557,877
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 11.8586% 2/9/30 (b)(c)(d)(e)	170,000	132,600
ICP Group Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.4799% 12/29/27 (b)(c)(d)	167,025	120,091
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 1/20/26 (b)(c)(d)	540,606	530,199
LSF11 Skyscraper HoldCo SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 9/30/27 (b)(c)(d)	702	684
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 10.3044% 12/1/26 (b)(c)(d)	326,824	263,093
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 7.2299% 3/1/26 (b)(c)(d)	124,504	123,259
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.5% 11/9/28 (b)(c)(d)	514,800	493,065
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 7% 10/11/24 (b)(c)(d)	203,790	191,946
Starfruit U.S. Holdco LLC Tranche B, term loan 1 month U.S. LIBOR + 2.750% 7.1647% 10/1/25 (b)(c)(d)	474,394	467,041
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 6.14% 4/3/25 (b)(c)(d)	463,513	454,169
TOTAL CHEMICALS		6,437,909
Consumer Products - 2.4%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.2812% 2/7/29 (b)(c)(d)(e)	651,725	596,328
Aip Rd Buyer Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.573% 12/22/28 (b)(c)(d)	387,075	374,495
BCPE Empire Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.3836% 6/11/26 (b)(c)(d)	411,591	398,407
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 6/11/26 (b)(c)(d)	237,600	230,769
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.000% 6.3836% 5/23/27 (b)(c)(d)	122,790	118,646
CME Term SOFR 1 Month Index + 3.500% 12/8/29 (c)(d)(f)	445,000	435,544
CNT Holdings I Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.239% 11/8/27 (b)(c)(d)	510,900	493,657
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1647% 9/29/28 (b)(c)(d)	321,750	310,489
Gloves Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 1/6/28 (b)(c)(d)	118,200	107,562
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 12/21/25 (b)(c)(d)	314,941	303,197
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.4849% 12/22/26 (b)(c)(d)	679,125	644,320
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.44% 9/24/28 (b)(c)(d)	514,059	436,308
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8347% 3/4/28 (b)(c)(d)	201,413	195,265
Runner Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 10.2349% 10/20/28 (b)(c)(d)(e)	337,450	236,215
Sweetwater Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6875% 8/5/28 (b)(c)(d)	299,321	276,872
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 6/29/28 (b)(c)(d)	290,042	230,583
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.365% 6/29/28 (b)(c)(d)	38,148	30,328
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.89% 5/14/28 (b)(c)(d)	203,886	169,480
Woof Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1039% 12/21/27 (b)(c)(d)	294,750	276,573
TOTAL CONSUMER PRODUCTS		5,865,038
Containers - 1.9%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 3/3/28 (b)(c)(d)	468,392	445,900
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.43% 3/11/28 (b)(c)(d)	196,500	186,605
1 month U.S. LIBOR + 3.750% 7.91% 3/11/28 (b)(c)(d)	666,563	640,007
Berry Global, Inc. Tranche Z 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.0243% 7/1/26 (b)(c)(d)	592,459	587,074
Canister International Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.1336% 12/21/26 (b)(c)(d)	121,563	120,575
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 12/1/27 (b)(c)(d)	334,161	324,032
Graham Packaging Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 8/4/27 (b)(c)(d)	433,133	424,829
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.2592% 2/9/26 (b)(c)(d)	191,588	169,375
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 8.1336% 8/1/26 (b)(c)(d)	98,750	95,541
1 month U.S. LIBOR + 4.000% 8.1875% 7/31/26 (b)(c)(d)	242,500	235,286
Reynolds Consumer Products LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 1/30/27 (b)(c)(d)	591,645	586,190
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.6336% 2/5/26 (b)(c)(d)	205,800	203,034
1 month U.S. LIBOR + 3.250% 7.6336% 9/24/28 (b)(c)(d)	320,938	316,168
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 8/12/28 (b)(c)(d)	267,300	263,459
TOTAL CONTAINERS		4,598,075
Diversified Financial Services - 1.7%
ACNR Holdings, Inc. term loan 20.3269% 9/16/25 (b)(d)(e)	19,373	19,518
AlixPartners LLP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 2/4/28 (b)(c)(d)	245,625	243,257
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 9.6849% 10/15/26 (b)(c)(d)	371,368	341,737
BCP Renaissance Parent LLC Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.823% 10/31/26 (b)(c)(d)	89,479	88,456
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 1/27/27 (b)(c)(d)	222,188	215,522
Eagle 4 Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9799% 7/12/28 (b)(c)(d)	143,519	142,533
Finco I LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 6/27/25 (b)(c)(d)	92,105	91,731
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.823% 6/24/28 (b)(c)(d)	394,185	385,880
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.573% 6/30/28 (b)(c)(d)	229,425	226,367
GT Polaris, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1647% 9/24/27 (b)(c)(d)	122,505	111,327
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 6.5891% 3/1/25 (b)(c)(d)	415,045	411,828
Hightower Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.2776% 4/21/28 (b)(c)(d)	202,438	184,892
KREF Holdings X LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8125% 9/1/27 (b)(c)(d)(e)	221,672	215,576
Nexus Buyer LLC:
2LN, term loan 1 month U.S. LIBOR + 6.250% 10.6336% 11/5/29 (b)(c)(d)	335,000	309,178
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 11/8/26 (b)(c)(d)	262,296	250,773
TransUnion LLC Tranche B5 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 11/16/26 (b)(c)(d)	167,011	164,476
UFC Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.11% 4/29/26 (b)(c)(d)	267,798	263,931
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.3636% 2/9/27 (b)(c)(d)	477,600	453,720
TOTAL DIVERSIFIED FINANCIAL SERVICES		4,120,702
Diversified Media - 1.2%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.284% 10/28/27 (b)(c)(d)	509,600	419,528
Allen Media LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 10.2302% 2/10/27 (b)(c)(d)	972,342	793,072
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 12/17/26 (b)(c)(d)	1,765,571	1,649,237
TOTAL DIVERSIFIED MEDIA		2,861,837
Energy - 2.8%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.9223% 11/14/26 (b)(c)(d)	291,228	282,005
Array Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9419% 10/14/27 (b)(c)(d)	619,259	591,008
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 8.3539% 5/21/25 (b)(c)(d)	115,195	114,548
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 3/17/28 (b)(c)(d)(e)	177,300	170,208
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.4799% 6/4/28 (b)(c)(d)	1,499,881	1,490,926
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 11/19/29 (b)(c)(d)	610,000	585,753
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 2/6/25 (b)(c)(d)	404,965	381,428
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (b)(c)(d)	372,520	350,870
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.9199% 8/27/28 (b)(c)(d)(e)	389,063	375,445
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.2299% 9/29/28 (b)(c)(d)	1,145,609	1,133,913
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 8.6336% 7/18/25 (b)(c)(d)	497,266	485,769
Granite Acquisition, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.4799% 3/25/28 (b)(c)(d)	265,950	253,317
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 7.9375% 11/14/25 (b)(c)(d)	308,272	299,024
Rockwood Service Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 1/23/27 (b)(c)(d)	296,115	291,489
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 9.1274% 6/21/26 (b)(c)(d)	230,936	221,481
TOTAL ENERGY		7,027,184
Entertainment/Film - 0.2%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.8836% 9/1/27 (b)(c)(d)	343,612	309,852
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.8836% 9/1/27 (b)(c)(d)	195,000	174,952
TOTAL ENTERTAINMENT/FILM		484,804
Environmental - 0.7%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.3836% 10/8/28 (b)(c)(d)	346,500	344,383
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.823% 11/30/28 (b)(c)(d)	327,784	325,034
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.823% 11/30/28 (b)(c)(d)	24,739	24,531
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9883% 6/21/28 (b)(c)(d)	635,325	589,664
The Brickman Group, Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.573% 4/14/29 (b)(c)(d)	422,875	406,489
WTG Holdings III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6875% 4/1/28 (b)(c)(d)	113,275	111,682
TOTAL ENVIRONMENTAL		1,801,783
Food & Drug Retail - 0.5%
Cardenas Merger Sub, LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.750% 11.4302% 8/1/29 (b)(c)(d)	204,488	200,398
Froneri U.S., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6336% 1/29/27 (b)(c)(d)	388,209	377,157
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 9.9147% 11/20/25 (b)(c)(d)	327,225	235,602
PetIQ, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.5679% 4/13/28 (b)(c)(d)	275,675	248,108
Primary Products Finance LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7089% 4/1/29 (b)(c)(d)	248,750	243,909
TOTAL FOOD & DRUG RETAIL		1,305,174
Food/Beverage/Tobacco - 1.3%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.1336% 10/1/25 (b)(c)(d)	119,131	98,730
Bengal Debt Merger Sub LLC:
1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 7.9302% 1/24/29 (b)(c)(d)	671,625	599,049
2LN, term loan CME Term SOFR 1 Month Index + 6.000% 10.6802% 1/24/30 (b)(c)(d)	170,000	133,715
Chobani LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 10/23/27 (b)(c)(d)	405,663	396,872
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.6711% 5/16/29 (b)(c)(d)	665,000	644,425
Shearer's Foods, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 9/23/27 (b)(c)(d)	448,742	426,803
Triton Water Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 3/31/28 (b)(c)(d)	891,426	825,906
U.S. Foods, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 6.3836% 9/13/26 (b)(c)(d)	103,225	102,052
TOTAL FOOD/BEVERAGE/TOBACCO		3,227,552
Gaming - 4.5%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.5421% 10/1/28 (b)(c)(d)	915,077	844,387
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 7/20/25 (b)(c)(d)	1,426,572	1,421,708
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 7.1336% 12/22/24 (b)(c)(d)	1,376,195	1,371,832
Churchill Downs, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.39% 3/17/28 (b)(c)(d)	294,750	291,558
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.323% 1/27/29 (b)(c)(d)	2,795,108	2,652,222
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0918% 7/4/28 (b)(c)(d)	274,313	272,752
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 7.39% 10/20/24 (b)(c)(d)	660,572	658,094
GVC Holdings Gibraltar Ltd.:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.1802% 10/31/29 (b)(c)(d)	90,000	89,475
Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.250% 7.2299% 3/16/27 (b)(c)(d)	197,000	195,461
J&J Ventures Gaming LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 4/26/28 (b)(c)(d)	325,875	311,211
PCI Gaming Authority 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 5/29/26 (b)(c)(d)	303,389	301,114
Playtika Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 3/11/28 (b)(c)(d)	202	192
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.4171% 4/7/29 (b)(c)(d)	646,750	636,357
Scientific Games Holdings LP term loan CME Term SOFR 1 Month Index + 3.500% 7.0974% 4/4/29 (b)(c)(d)	638,400	607,776
Stars Group Holdings BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.9799% 7/16/26 (b)(c)(d)	468,685	461,458
Station Casinos LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.64% 2/7/27 (b)(c)(d)	972,278	947,466
TOTAL GAMING		11,063,063
Healthcare - 5.1%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.9802% 2/2/29 (b)(c)(d)	338,300	273,600
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 8/23/28 (b)(c)(d)	252,559	247,667
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6336% 11/6/27 (b)(c)(d)	408,959	406,461
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 9.5329% 2/12/28 (b)(c)(d)	185,000	174,903
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 12/13/26 (b)(c)(d)	610,508	552,509
Elanco Animal Health, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.8701% 8/1/27 (b)(c)(d)	879,363	842,949
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 11/1/28 (b)(c)(d)	263,013	255,714
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.7914% 3/31/29 (b)(c)(d)	221,371	210,579
Gainwell Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 10/1/27 (b)(c)(d)	1,428,717	1,337,637
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1875% 3/15/28 (b)(c)(d)	423,069	422,540
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.19% 1/6/29 (b)(c)(d)	282,863	273,228
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6875% 5/4/28 (b)(c)(d)	753,712	741,939
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 5/5/28 (b)(c)(d)	1,017,567	1,007,228
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.955% 10/19/27 (b)(c)(d)	361,488	354,258
MED ParentCo LP:
1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 8/31/26 (b)(c)(d)	275,973	234,447
2LN, term loan 1 month U.S. LIBOR + 8.250% 12.6336% 8/30/27 (b)(c)(d)	180,000	132,601
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 10/23/28 (b)(c)(d)	694,514	659,080
Organon & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.75% 6/2/28 (b)(c)(d)	815,458	806,284
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.2299% 11/30/27 (b)(c)(d)	225,975	213,829
Pathway Vet Alliance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/31/27 (b)(c)(d)	715,500	591,776
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 6.923% 4/20/29 (b)(c)(d)	253,725	251,822
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 11/15/28 (b)(c)(d)	962,725	925,554
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 8.7349% 6/20/26 (b)(c)(d)	344,898	231,082
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 7% 7/3/28 (b)(c)(d)	341,162	339,842
Surgery Center Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.05% 8/31/26 (b)(c)(d)	257,621	254,050
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.3701% 10/1/28 (b)(c)(d)	488,813	464,704
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 9.6875% 12/15/27 (b)(c)(d)	340,251	306,491
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.0918% 11/20/26 (b)(c)(d)	201,925	173,488
TOTAL HEALTHCARE		12,686,262
Homebuilders/Real Estate - 0.8%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 8/21/25 (b)(c)(d)	811,858	791,854
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.423% 1/27/29 (b)(c)(d)	405,900	384,692
Lightstone Holdco LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 10.073% 1/30/27 (b)(c)(d)	408,913	373,338
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 10.073% 1/30/27 (b)(c)(d)	23,128	21,116
Ryan Specialty Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.423% 9/1/27 (b)(c)(d)	444,909	441,203
TOTAL HOMEBUILDERS/REAL ESTATE		2,012,203
Hotels - 2.3%
ASP LS Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.2299% 4/30/28 (b)(c)(d)	395,000	281,272
Carnival Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 10/18/28 (b)(c)(d)	1,118,700	1,044,306
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.673% 11/30/29 (b)(c)(d)	626,977	626,752
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 8/2/28 (b)(c)(d)	1,468,497	1,457,483
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 8/31/25 (b)(c)(d)	635,145	626,888
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 12.98% 6/23/26 (b)(c)(d)	177,300	153,068
Playa Resorts Holding BV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.5757% 12/15/28 (b)(c)(d)	280,000	272,476
Travelport Finance Luxembourg SARL 1LN, term loan:
1 month U.S. LIBOR + 5.170% 13.4799% 2/28/25 (b)(c)(d)	443,073	443,024
3 month U.S. LIBOR + 6.750% 11.4799% 5/30/26 (b)(c)(d)	530,692	358,658
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 6.1336% 5/30/25 (b)(c)(d)	317,668	317,032
TOTAL HOTELS		5,580,959
Insurance - 4.8%
Acrisure LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.8836% 2/13/27 (b)(c)(d)	1,609,907	1,507,275
1 month U.S. LIBOR + 4.250% 8.6336% 2/15/27 (b)(c)(d)	212,850	205,577
CME Term SOFR 1 Month Index + 5.750% 9.9157% 2/15/27 (b)(c)(d)	480,000	475,200
Alliant Holdings Intermediate LLC:
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 5/10/25 (b)(c)(d)	200,409	197,553
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 5/9/25 (b)(c)(d)	482,500	475,692
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8539% 11/12/27 (b)(c)(d)	493,750	481,935
AmWINS Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.6336% 2/19/28 (b)(c)(d)	540,211	529,915
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.399% 2/28/25 (b)(c)(d)(e)	165,000	157,575
AssuredPartners, Inc.:
1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.823% 2/13/27 (b)(c)(d)	258,050	250,115
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.8836% 2/13/27 (b)(c)(d)	363,750	352,612
1 month U.S. LIBOR + 3.500% 7.8836% 2/13/27 (b)(c)(d)	14,775	14,287
Asurion LLC:
Tranche B3 2LN, term loan 1 month U.S. LIBOR + 5.250% 9.6336% 1/31/28 (b)(c)(d)	835,000	647,818
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 9.6336% 1/20/29 (b)(c)(d)	1,390,000	1,074,275
Tranche B8 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 12/23/26 (b)(c)(d)	1,202,071	1,069,098
Tranche B9 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 7/31/27 (b)(c)(d)	565,430	493,694
HUB International Ltd.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.5276% 4/25/25 (b)(c)(d)	382,076	378,167
CME Term SOFR 1 Month Index + 4.000% 8.2202% 11/10/29 (b)(c)(d)	210,000	207,493
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 7.3269% 4/25/25 (b)(c)(d)	2,122,590	2,096,949
USI, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.9799% 12/2/26 (b)(c)(d)	461,872	457,831
CME Term SOFR 1 Month Index + 3.750% 8.3302% 11/22/29 (b)(c)(d)	906,004	896,301
TOTAL INSURANCE		11,969,362
Leisure - 1.9%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 8/17/28 (b)(c)(d)	126,770	124,949
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3613% 7/21/28 (b)(c)(d)	797,657	743,815
Crown Finance U.S., Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 10.000% 14.4065% 9/9/23 (b)(c)(d)	285,657	279,856
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.9997% 2/28/25 (b)(c)(d)	514,179	91,611
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.573% 1/15/30 (b)(c)(d)	765,000	764,044
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 11.7299% 9/8/24 (b)(c)(d)	115,000	74,750
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 7.7299% 3/8/24 (b)(c)(d)	597,755	447,569
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.19% 8/27/28 (b)(c)(d)	143,188	141,577
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.1058% 12/14/26 (b)(c)(d)(e)	319,375	295,422
MajorDrive Holdings IV LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.8125% 5/12/28 (b)(c)(d)	226,550	212,391
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 12% 5/10/26 (b)(c)(d)	223,389	168,938
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.4375% 8/25/28 (b)(c)(d)	222,188	217,902
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 8.8836% 12/21/25 (b)(c)(d)	221,883	144,987
Topgolf Callaway Brands Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 8.8836% 1/4/26 (b)(c)(d)	171,429	170,786
United PF Holdings LLC:
1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 12/30/26 (b)(c)(d)	824,305	663,565
2LN, term loan 3 month U.S. LIBOR + 8.500% 13.2299% 12/30/27 (b)(c)(d)	100,000	81,000
Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.500% 13.2299% 12/30/26 (b)(c)(d)(e)	83,088	73,117
TOTAL LEISURE		4,696,279
Paper - 0.8%
Ahlstrom-Munksjo OYJ 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.4799% 2/4/28 (b)(c)(d)	265,310	252,708
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.598% 4/13/29 (b)(c)(d)	1,631,800	1,550,895
Journey Personal Care Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 3/1/28 (b)(c)(d)	138,246	100,297
TOTAL PAPER		1,903,900
Publishing/Printing - 0.8%
Harland Clarke Holdings Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 7.750% 12.3302% 6/16/26 (b)(c)(d)	346,276	267,065
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 9.4799% 11/3/23 (b)(c)(d)	40,950	31,470
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.500% 12.9878% 3/13/25 (b)(c)(d)(e)	204,750	198,608
3 month U.S. LIBOR + 3.250% 7.64% 3/13/25 (b)(c)(d)	258,781	239,373
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 1/28/29 (b)(c)(d)	387,075	371,352
Recorded Books, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3234% 8/29/25 (b)(c)(d)	325,000	317,223
RLG Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 7/8/28 (b)(c)(d)	202,950	190,605
Scripps (E.W.) Co.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 1/7/28 (b)(c)(d)	188,663	183,105
Tranche B, term loan 1 month U.S. LIBOR + 2.000% 6.3836% 10/2/24 (b)(c)(d)	236,875	231,545
TOTAL PUBLISHING/PRINTING		2,030,346
Railroad - 0.8%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4907% 4/6/28 (b)(c)(d)	350,563	320,765
Echo Global Logistics, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 11/23/28 (b)(c)(d)	208,425	195,225
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 11.6015% 11/23/29 (b)(c)(d)(e)	175,000	174,125
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.7264% 7/21/28 (b)(c)(d)	308,089	277,600
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.7264% 7/21/28 (b)(c)(d)	114,583	103,244
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 6.7299% 12/30/26 (b)(c)(d)	464,449	461,430
Worldwide Express, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 7/22/28 (b)(c)(d)	401,161	365,670
TOTAL RAILROAD		1,898,059
Restaurants - 1.2%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1407% 11/19/26 (b)(c)(d)	485,000	475,906
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.4375% 6/29/29 (b)(c)(d)	249,375	247,974
Flynn Restaurant Group LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.6336% 11/22/28 (b)(c)(d)	128,700	120,280
Pacific Bells LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.3418% 10/20/28 (b)(c)(d)	451,185	422,611
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 11.2349% 3/1/26 (b)(c)(d)	360,938	309,504
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.8302% 4/1/29 (b)(c)(d)	508,828	498,651
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 7/21/28 (b)(c)(d)	810,332	782,141
TOTAL RESTAURANTS		2,857,067
Services - 8.9%
ABG Intermediate Holdings 2 LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 9/27/24 (b)(c)(d)	361,618	358,906
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 10.423% 12/20/29 (b)(c)(d)	180,000	163,800
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.923% 12/21/28 (b)(c)(d)	1,064,650	1,028,718
Adtalem Global Education, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3887% 8/12/28 (b)(c)(d)	157,395	155,933
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.5% 9/7/28 (b)(c)(d)	158,400	156,420
All-Star Bidco AB:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7349% 11/16/28 (b)(c)(d)	133,988	129,633
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2349% 11/16/28 (b)(c)(d)	228,275	219,715
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.173% 5/14/28 (b)(c)(d)	737,333	699,088
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.73% 7/9/28 (b)(c)(d)	389,566	383,843
Aramark Services, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 4/6/28 (b)(c)(d)	90,000	88,560
Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 3/11/25 (b)(c)(d)	184,497	183,056
Tranche B-4 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 1/15/27 (b)(c)(d)	116,563	114,319
Ascend Learning LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 12/10/28 (b)(c)(d)	1,006,870	950,233
Asurion LLC 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.000% 8.6802% 8/17/28 (b)(c)(d)	807,015	718,445
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 8.4945% 6/21/24 (b)(c)(d)	1,263,368	1,127,556
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.8836% 2/7/26 (b)(c)(d)	683,638	672,898
CME Term SOFR 1 Month Index + 3.750% 8.073% 12/30/28 (b)(c)(d)	331,650	326,509
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 9/30/28 (b)(c)(d)	157,727	154,047
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 9.9942% 5/3/29 (b)(c)(d)	373,125	361,931
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.9375% 6/2/28 (b)(c)(d)	899,707	747,881
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 8/16/28 (b)(c)(d)	207,900	199,584
Element Materials Technology Group:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.9302% 6/24/29 (b)(c)(d)	153,947	150,099
Tranche DD 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.250% 8.9302% 6/24/29 (b)(c)(d)	71,053	69,276
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.49% 7/19/28 (b)(c)(d)	543,125	440,159
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9442% 8/1/26 (b)(c)(d)	362,813	358,096
Filtration Group Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 10/21/28 (b)(c)(d)	261,688	256,454
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 7.3836% 3/29/25 (b)(c)(d)	323,846	319,934
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.6207% 6/13/25 (b)(c)(d)	235,000	173,985
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.8707% 6/13/24 (b)(c)(d)	518,572	457,422
Flexera Software LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.14% 3/3/28 (b)(c)(d)	169,646	162,384
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 8.6875% 3/10/26 (b)(c)(d)	526,338	505,284
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.073% 4/29/29 (b)(c)(d)	410,000	370,025
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 9.65% 6/30/28 (b)(c)(d)	158,000	148,784
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.5664% 7/30/26 (b)(c)(d)	264,197	261,423
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 12/1/27 (b)(c)(d)	404,413	387,480
Indy U.S. Bidco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/5/28 (b)(c)(d)	201,425	173,562
Ion Trading Finance Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.4799% 3/26/28 (b)(c)(d)	788,000	745,219
KNS Acquisitions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.4199% 4/21/27 (b)(c)(d)	169,531	152,790
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8.4799% 2/21/25 (b)(c)(d)	708,301	678,595
Lakeshore Intermediate LLC 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 10/1/28 (b)(c)(d)	143,550	139,961
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.000% 8.33% 1/23/27 (b)(c)(d)	458,250	447,174
CME Term SOFR 1 Month Index + 4.000% 8.12% 2/16/29 (b)(c)(d)	641,775	623,927
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 12.9199% 1/31/28 (b)(c)(d)	290,000	264,988
Mckissock Investment Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.74% 3/10/29 (b)(c)(d)	158,800	147,189
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.8219% 4/11/29 (b)(c)(d)	1,330,000	1,184,538
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.423% 8/4/28 (b)(c)(d)	641,875	633,691
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 3/6/25 (b)(c)(d)	349,959	285,874
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.9375% 12/10/26 (b)(c)(d)(e)	402,339	398,315
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 12/17/27 (b)(c)(d)	34,006	30,860
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 12/17/27 (b)(c)(d)	54,208	49,193
Signal Parent, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8869% 4/3/28 (b)(c)(d)	492,500	293,446
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.765% 3/4/28 (b)(c)(d)	1,488,901	1,250,305
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.4799% 8/29/25 (b)(c)(d)	280,283	239,993
Uber Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2349% 4/4/25 (b)(c)(d)	715,026	714,132
Vaco Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.7302% 1/21/29 (b)(c)(d)	262,350	252,074
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.673% 11/3/29 (b)(c)(d)	230,000	227,125
TOTAL SERVICES		21,934,831
Specialty Retailing - 0.1%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 12.6746% 6/30/27 (b)(c)(d)	311,356	268,078
Steel - 0.1%
JMC Steel Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.729% 1/24/27 (b)(c)(d)	384,589	374,835
Super Retail - 4.4%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.8701% 11/6/27 (b)(c)(d)	353,071	350,275
At Home Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9929% 7/24/28 (b)(c)(d)	431,371	337,872
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/5/28 (b)(c)(d)	6,997,437	6,708,791
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 6.2703% 2/3/24 (b)(c)(d)	245,000	244,909
Empire Today LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 9.2921% 4/1/28 (b)(c)(d)	538,170	399,425
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 10/19/27 (b)(c)(d)	525,800	499,867
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1207% 12/18/27 (b)(c)(d)	304,722	263,490
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 4/15/28 (b)(c)(d)	832,325	716,266
Red Ventures LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 11/8/24 (b)(c)(d)	251,071	249,070
RH:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 10/20/28 (b)(c)(d)	671,500	616,269
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.673% 10/20/28 (b)(c)(d)	498,750	465,239
TOTAL SUPER RETAIL		10,851,473
Technology - 17.2%
A&V Holdings Midco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.370% 9.5449% 3/10/27 (b)(c)(d)	220,333	213,723
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.7302% 2/16/28 (b)(c)(d)	270,573	265,500
Alliance Laundry Systems LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.4087% 10/8/27 (b)(c)(d)	201,007	196,836
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8.4799% 8/10/25 (b)(c)(d)	957,500	706,424
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.0802% 9/19/26 (b)(c)(d)	325,000	323,131
Aptean, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9849% 4/23/26 (b)(c)(d)	275,175	262,333
Arches Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 12/4/27 (b)(c)(d)	378,175	349,025
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.8211% 2/15/29 (b)(c)(d)	2,254,612	2,029,963
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 3.5% 2/15/29 (b)(c)(d)(g)	384,058	345,790
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.673% 5/13/29 (b)(c)(d)	373,650	373,183
Byju's Alpha, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.000% 10.6987% 11/24/26 (b)(c)(d)	440,028	347,934
Camelot Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 10/31/26 (b)(c)(d)	657,844	647,154
Tranche B, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 10/31/26 (b)(c)(d)	780,415	766,953
Central Parent, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.0802% 7/6/29 (b)(c)(d)	1,245,000	1,232,264
Ceridian HCM Holding, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 6.8836% 4/30/25 (b)(c)(d)	415,026	407,244
Coherent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 7.1336% 7/1/29 (b)(c)(d)	1,067,811	1,054,196
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.6336% 4/4/26 (b)(c)(d)	976,335	917,999
ConnectWise LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 9/30/28 (b)(c)(d)	683,100	647,449
Constant Contact, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.9087% 2/10/28 (b)(c)(d)	306,335	268,426
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 8.6956% 10/16/26 (b)(c)(d)	943,484	910,122
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 11.6956% 2/19/29 (b)(c)(d)	595,000	540,855
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.750% 11.073% 3/31/29 (b)(c)(d)	60,000	52,700
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 3/31/28 (b)(c)(d)	261,034	249,287
ECL Entertainment LLC 1LN, term loan 1 month U.S. LIBOR + 7.500% 11.8836% 4/30/28 (b)(c)(d)	197,000	196,344
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.52% 7/6/29 (b)(c)(d)	820,000	816,925
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.6123% 10/6/29 (b)(c)(d)	250,000	241,875
Epicor Software Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 7/31/27 (b)(c)(d)	583,672	559,263
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.423% 9/12/29 (b)(c)(d)	1,955,000	1,918,754
Global IID Parent LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.2299% 12/16/28 (b)(c)(d)	158,400	149,292
Go Daddy Operating Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.3836% 8/10/27 (b)(c)(d)	121,875	120,581
GoDaddy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.573% 10/21/29 (b)(c)(d)	466,952	465,719
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 8/19/28 (b)(c)(d)	486,156	475,825
Hyland Software, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 7/1/24 (b)(c)(d)	391,420	385,647
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 7% 7/3/28 (b)(c)(d)	1,369,301	1,364,002
Imprivata, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 12/1/27 (b)(c)(d)	284,925	273,528
MA FinanceCo. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9734% 6/5/25 (b)(c)(d)	102,018	101,572
Maxar Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.673% 6/9/29 (b)(c)(d)	104,475	104,363
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.974% 3/1/29 (b)(c)(d)	682,822	633,925
MH Sub I LLC:
1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 9/15/24 (b)(c)(d)	1,047,431	1,016,385
Tranche B 2LN, term loan 1 month U.S. LIBOR + 6.250% 10.649% 2/23/29 (b)(c)(d)	225,000	200,531
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8.1336% 9/15/24 (b)(c)(d)	558,577	541,898
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.1711% 8/17/29 (b)(c)(d)	703,238	693,568
Motus Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 12/10/28 (b)(c)(d)	133,988	124,441
NAVEX TopCo, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.64% 9/5/25 (b)(c)(d)	156,212	154,227
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 11/16/29 (c)(d)(f)	925,000	902,569
Osmosis Debt Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.9671% 7/30/28 (b)(c)(d)	213,925	201,179
Park Place Technologies LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 9.423% 11/10/27 (b)(c)(d)	660,088	620,205
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 2/1/28 (b)(c)(d)	2,317,040	2,258,628
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.75% 12/29/27 (b)(c)(d)	102,564	99,487
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.7299% 6/2/28 (b)(c)(d)	1,230,316	1,120,031
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 7.8836% 5/30/26 (b)(c)(d)	419,493	403,565
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9849% 8/31/28 (b)(c)(d)	850,315	815,826
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.38% 2/15/28 (b)(c)(d)	769,306	478,016
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 4/22/28 (b)(c)(d)	725,813	688,796
Red Planet Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 9/30/28 (b)(c)(d)	286,102	174,808
Renaissance Holdings Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.6336% 5/31/25 (b)(c)(d)	487,580	463,932
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 11.3836% 5/31/26 (b)(c)(d)	115,000	106,327
Seattle Spinco, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.4211% 3/1/27 (b)(c)(d)	1,503,513	1,499,754
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 7.1336% 6/21/24 (b)(c)(d)	580,757	579,305
Sophia LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.2299% 10/7/27 (b)(c)(d)	568,454	547,495
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 4/16/25 (b)(c)(d)	234,151	229,827
Tranche B 4LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 4/16/25 (b)(c)(d)	190,359	186,843
Tranche B 5LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 4/16/25 (b)(c)(d)	818,332	802,989
STG-Fairway Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 1/31/27 (b)(c)(d)	180,416	176,770
Tempo Acquisition LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 7.323% 8/31/28 (b)(c)(d)	892,786	889,215
Tranche B, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 5/1/24 (b)(c)(d)	36,497	36,260
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 6.6201% 9/28/24 (b)(c)(d)	318,685	318,153
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.1336% 5/4/26 (b)(c)(d)	793,350	763,599
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9983% 5/3/26 (b)(c)(d)	1,406,214	1,335,903
2LN, term loan 1 month U.S. LIBOR + 5.250% 8.9983% 5/3/27 (b)(c)(d)	600,000	549,300
Ust Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1369% 11/19/28 (b)(c)(d)	227,700	221,627
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 8/27/25 (b)(c)(d)	123,114	122,082
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.4211% 1/13/29 (b)(c)(d)	365,000	354,598
Virgin Pulse, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.250% 11.6336% 4/6/29 (b)(c)(d)	115,000	88,550
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.3836% 4/6/28 (b)(c)(d)	274,829	231,681
VM Consolidated, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 3/27/28 (b)(c)(d)	486,528	482,879
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.3836% 2/28/27 (b)(c)(d)	252,850	244,948
Weber-Stephen Products LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.6336% 10/30/27 (b)(c)(d)	205,000	172,200
CME Term SOFR 1 Month Index + 4.250% 8.673% 10/30/27 (b)(c)(d)	119,100	101,235
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.8836% 9/30/26 (b)(c)(d)	538,563	531,777
TOTAL TECHNOLOGY		42,447,515
Telecommunications - 4.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.5656% 10/31/27 (b)(c)(d)	472,796	451,520
Cablevision Lightpath LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.5679% 11/30/27 (b)(c)(d)	126,821	121,035
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.89% 12/12/26 (b)(c)(d)	243,125	239,984
Consolidated Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.875% 10/2/27 (b)(c)(d)	318,651	280,346
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.8701% 4/27/27 (b)(c)(d)	140,240	136,500
Frontier Communications Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.5% 5/1/28 (b)(c)(d)	889,359	846,483
GTT Communications BV 1LN, term loan:
11.423% 1/3/28 (d)(e)	114,463	90,425
13.6802% 6/3/28 (d)(e)	91,667	32,084
Intelsat Jackson Holdings SA 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.4449% 2/1/29 (b)(c)(d)	2,733,476	2,633,895
Level 3 Financing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.1336% 3/1/27 (b)(c)(d)	246,166	235,396
Northwest Fiber LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.9766% 4/30/27 (b)(c)(d)	634,642	614,968
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 9.9603% 8/1/29 (b)(c)(d)	455,000	360,019
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 9/25/26 (b)(c)(d)	929,159	751,364
SBA Senior Finance II, LLC Tranche B, term loan 1 month U.S. LIBOR + 1.750% 6.14% 4/11/25 (b)(c)(d)	452,501	450,492
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 9.2299% 11/1/24 (b)(c)(d)	478,223	355,903
3 month U.S. LIBOR + 8.250% 12.6647% 11/1/25 (b)(c)(d)	685,000	444,736
Windstream Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.673% 9/21/27 (b)(c)(d)	490,139	442,351
Zayo Group Holdings, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.000% 7.3836% 3/9/27 (b)(c)(d)	1,183,133	955,037
CME Term SOFR 1 Month Index + 4.250% 8.573% 3/9/27 (b)(c)(d)	585,575	483,556
TOTAL TELECOMMUNICATIONS		9,926,094
Textiles/Apparel - 0.9%
Crocs, Inc. Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.7313% 2/17/29 (b)(c)(d)	1,423,750	1,393,495
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.0769% 7/7/28 (b)(c)(d)	232,211	155,969
Tory Burch LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8836% 4/14/28 (b)(c)(d)	404,780	372,568
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9826% 8/2/28 (b)(c)(d)	197,300	191,381
TOTAL TEXTILES/APPAREL		2,113,413
Transportation Ex Air/Rail - 0.1%
ASP LS Acquisition Corp. 2LN, term loan 1 month U.S. LIBOR + 7.500% 12.2299% 5/7/29 (b)(c)(d)(e)	230,000	135,700
Utilities - 2.0%
Brookfield WEC Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.073% 8/1/25 (b)(c)(d)	164,588	163,714
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1336% 8/1/25 (b)(c)(d)	1,220,102	1,201,166
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 7.24% 12/15/27 (b)(c)(d)	170,658	168,810
Granite Generation LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1336% 11/1/26 (b)(c)(d)	322,768	312,833
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.8418% 2/15/24 (b)(c)(d)	216,120	149,617
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.7302% 1/3/29 (b)(c)(d)	329,136	258,921
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.6336% 6/17/28 (b)(c)(d)	325,875	308,825
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.4375% 6/23/25 (b)(c)(d)	609,375	603,854
Pike Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.39% 1/21/28 (b)(c)(d)	239,726	236,092
Vertiv Group Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.892% 3/2/27 (b)(c)(d)	841,779	810,566
Vistra Operations Co. LLC Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 6.12% 12/31/25 (b)(c)(d)	641,332	635,066
TOTAL UTILITIES		4,849,464
TOTAL BANK LOAN OBLIGATIONS (Cost $233,375,398)		218,853,806

Nonconvertible Bonds - 3.3%
	Principal Amount (a)	Value ($)
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (h)	500,000	493,095
8% 12/15/25 (h)	40,000	40,592
TOTAL AEROSPACE		533,687
Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (h)	105,000	100,973
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	70,000	68,291
TOTAL AIR TRANSPORTATION		169,264
Automotive & Auto Parts - 0.6%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (b)(c)(h)	1,535,000	1,481,275
Broadcasting - 0.2%
DISH Network Corp. 11.75% 11/15/27 (h)	285,000	293,522
Univision Communications, Inc. 6.625% 6/1/27 (h)	105,000	101,305
TOTAL BROADCASTING		394,827
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (h)	170,000	154,358
5.375% 6/1/29 (h)	330,000	298,409
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 6.0896% 2/1/24 (b)(c)	250,000	251,151
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (h)	189,000	138,858
TOTAL CABLE/SATELLITE TV		842,776
Capital Goods - 0.0%
Chart Industries, Inc. 7.5% 1/1/30 (h)	35,000	35,185
Chemicals - 0.0%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (h)	5,000	4,325
Containers - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (h)	260,000	225,218
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	150,000	137,473
TOTAL CONTAINERS		362,691
Energy - 0.1%
Citgo Petroleum Corp.:
6.375% 6/15/26 (h)	15,000	14,458
7% 6/15/25 (h)	95,000	92,659
New Fortress Energy, Inc.:
6.5% 9/30/26 (h)	10,000	9,287
6.75% 9/15/25 (h)	45,000	42,561
TOTAL ENERGY		158,965
Gaming - 0.4%
Affinity Gaming LLC 6.875% 12/15/27 (h)	150,000	127,176
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (h)	795,000	672,757
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	145,000	142,914
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (h)	30,000	28,285
4.25% 12/1/26 (h)	45,000	41,982
4.625% 12/1/29 (h)	25,000	22,750
TOTAL GAMING		1,035,864
Healthcare - 0.1%
Tenet Healthcare Corp. 4.625% 7/15/24	155,000	151,165
Hotels - 0.0%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	86,000	88,634
Leisure - 0.1%
Royal Caribbean Cruises Ltd.:
8.25% 1/15/29 (h)	160,000	160,780
11.625% 8/15/27 (h)	105,000	105,263
TOTAL LEISURE		266,043
Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (h)	80,000	67,986
Restaurants - 0.0%
CEC Entertainment LLC 6.75% 5/1/26 (h)	95,000	88,350
Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (h)	97,000	88,028
Aramark Services, Inc. 6.375% 5/1/25 (h)	60,000	59,263
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (h)	115,000	109,918
PowerTeam Services LLC 9.033% 12/4/25 (h)	390,000	324,905
TOTAL SERVICES		582,114
Super Retail - 0.1%
EG Global Finance PLC:
6.75% 2/7/25 (h)	125,000	109,129
8.5% 10/30/25 (h)	250,000	232,906
TOTAL SUPER RETAIL		342,035
Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (h)	125,000	115,361
Maxar Technologies, Inc. 7.75% 6/15/27 (h)	155,000	160,926
TOTAL TECHNOLOGY		276,287
Telecommunications - 0.5%
Altice Financing SA 5.75% 8/15/29 (h)	225,000	176,977
Altice France SA:
5.125% 1/15/29 (h)	170,000	127,825
5.125% 7/15/29 (h)	155,000	116,210
5.5% 1/15/28 (h)	95,000	74,396
Frontier Communications Holdings LLC 5% 5/1/28 (h)	100,000	87,202
Intelsat Jackson Holdings SA 6.5% 3/15/30 (h)	465,000	415,705
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (h)	15,000	13,198
Windstream Escrow LLC 7.75% 8/15/28 (h)	250,000	203,706
TOTAL TELECOMMUNICATIONS		1,215,219
Textiles/Apparel - 0.0%
Victoria's Secret & Co. 4.625% 7/15/29 (h)	80,000	62,808
TOTAL NONCONVERTIBLE BONDS (Cost $8,768,925)		8,159,500

Common Stocks - 1.2%
	Shares	Value ($)
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(i)	5,338	28,879
TNT Crane & Rigging LLC warrants 10/31/25 (e)(i)	1,797	162
TOTAL CAPITAL GOODS		29,041
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)(i)	1,374	138,266
Lime Tree Bay Ltd. (e)	38	1,520
TOTAL DIVERSIFIED FINANCIAL SERVICES		139,786
Energy - 1.0%
California Resources Corp.	19,196	835,218
California Resources Corp. warrants 10/27/24 (i)	885	11,151
Chesapeake Energy Corp.	11,625	1,097,051
Chesapeake Energy Corp. (i)(j)	103	9,720
Denbury, Inc. (i)	5,885	512,113
TOTAL ENERGY		2,465,253
Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (e)(i)	22,063	0
Restaurants - 0.1%
CEC Entertainment, Inc. (e)(i)	15,069	277,673
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(i)	347	0
Telecommunications - 0.0%
GTT Communications, Inc. (e)(i)	2,417	29,851
TOTAL COMMON STOCKS (Cost $1,211,782)		2,941,604

Nonconvertible Preferred Stocks - 0.2%
	Shares	Value ($)
Diversified Financial Services - 0.2%
ACNR Holdings, Inc. (e)(i) (Cost $98,250)	786	474,555

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.0%
Bank of America Corp. 5.2% (b)(k) (Cost $43,075)	45,000	43,804

Other - 0.6%
	Shares	Value ($)
Other - 0.6%
Fidelity Direct Lending Fund, LP (j)(l) (Cost $1,349,911)		1,344,405

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (m) (Cost $13,650,593)	13,647,864	13,650,593

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $258,497,934)	245,468,267
NET OTHER ASSETS (LIABILITIES) - 0.4%	1,097,184
NET ASSETS - 100.0%	246,565,451

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)	The coupon rate will be determined upon settlement of the loan after period end.
(g)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $355,559 and $318,453, respectively.

(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,757,184 or 3.1% of net assets.

(i)	Non-income producing
(j)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,354,125 or 0.5% of net assets.

(k)	Security is perpetual in nature with no stated maturity date.
(l)	Affiliated Fund
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	975

Fidelity Direct Lending Fund, LP	12/09/21 - 12/30/22	1,349,911

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	25,933,391	78,355,876	90,638,674	304,585	-	-	13,650,593	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	-	6,821,005	6,821,005	549	-	-	-	0.0%
Total	25,933,391	85,176,881	97,459,679	305,134	-	-	13,650,593

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Direct Lending Fund, LP	286,775	1,243,479	177,998	64,251	(2,345)	(5,506)	1,344,405
	286,775	1,243,479	177,998	64,251	(2,345)	(5,506)	1,344,405

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	-	-	-	-
Consumer Discretionary	277,673	-	-	277,673
Energy	2,465,253	2,465,253	-	-
Financials	614,341	-	-	614,341
Industrials	29,041	-	-	29,041
Information Technology	29,851	-	-	29,851

Bank Loan Obligations	218,853,806	-	214,733,716	4,120,090

Corporate Bonds	8,159,500	-	8,159,500	-

Preferred Securities	43,804	-	43,804	-

Money Market Funds	13,650,593	13,650,593	-	-
Total Investments in Securities:	244,123,862	16,115,846	222,937,020	5,070,996

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$2,658,642
Net Realized Gain (Loss) on Investment Securities	(4,459)
Net Unrealized Gain (Loss) on Investment Securities	(536,906)
Cost of Purchases	1,667,847
Proceeds of Sales	(930,414)
Amortization/Accretion	6,490
Transfers into Level 3	1,746,104
Transfers out of Level 3	(487,214)
Ending Balance	$4,120,090
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(531,596)
Other Investments in Securities
Beginning Balance	$2,378,786
Net Realized Gain (Loss) on Investment Securities	(5,809)
Net Unrealized Gain (Loss) on Investment Securities	264,920
Cost of Purchases	66,427
Proceeds of Sales	(3,174)
Amortization/Accretion	-
Transfers into Level 3	1,244
Transfers out of Level 3	(1,751,488)
Ending Balance	$950,906
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$264,920

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $243,497,430)		230,473,269
Fidelity Central Funds (cost $13,650,593)		13,650,593
Other affiliated issuers (cost $1,349,911)		1,344,405

Total Investment in Securities (cost $258,497,934)			$245,468,267
Cash			528,954
Receivable for investments sold			2,556,905
Receivable for fund shares sold			2,812
Dividends receivable			38,234
Interest receivable			1,915,820
Distributions receivable from Fidelity Central Funds			52,026
Prepaid expenses			292
Total assets			250,563,310
Liabilities
Payable for investments purchased		$3,696,431
Payable for fund shares redeemed		74,878
Accrued management fee		112,677
Other affiliated payables		30,302
Other payables and accrued expenses		83,571
Total Liabilities			3,997,859
Net Assets			$246,565,451
Net Assets consist of:
Paid in capital			$274,060,257
Total accumulated earnings (loss)			(27,494,806)
Net Assets			$246,565,451

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($12,479,601 ÷ 1,322,786 shares)			$9.43
Investor Class :
Net Asset Value , offering price and redemption price per share ($234,085,850 ÷ 24,828,747 shares)			$9.43
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends (including $64,251 earned from affiliated issuers)		$243,591
Interest		13,961,130
Income from Fidelity Central Funds (including $549 from security lending)		305,134
Total Income		14,509,855
Expenses
Management fee	$1,408,134
Transfer agent fees	257,853
Accounting fees	123,506
Custodian fees and expenses	64,797
Independent trustees' fees and expenses	871
Audit	72,244
Legal	2,346
Miscellaneous	1,012
Total expenses before reductions	1,930,763
Expense reductions	(5,471)
Total expenses after reductions		1,925,292
Net Investment income (loss)		12,584,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,094,202)
Affiliated issuers	(2,345)
Total net realized gain (loss)		(1,096,547)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(13,692,286)
Affiliated issuers	(5,506)
Total change in net unrealized appreciation (depreciation)		(13,697,792)
Net gain (loss)		(14,794,339)
Net increase (decrease) in net assets resulting from operations		$(2,209,776)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,584,563	$6,536,833
Net realized gain (loss)	(1,096,547)	(2,585,167)
Change in net unrealized appreciation (depreciation)	(13,697,792)	5,759,221
Net increase (decrease) in net assets resulting from operations	(2,209,776)	9,710,887
Distributions to shareholders	(10,589,026)	(5,835,875)
Share transactions - net increase (decrease)	15,559,097	71,311,989
Total increase (decrease) in net assets	2,760,295	75,187,001

Net Assets
Beginning of period	243,805,156	168,618,155
End of period	$246,565,451	$243,805,156

Financial Highlights
VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.90	$9.66	$9.85	$9.55	$9.93
Income from Investment Operations
Net investment income (loss) A,B	.477	.323	.376	.505	.438
Net realized and unrealized gain (loss)	(.529)	.177	(.104)	.325	(.452)
Total from investment operations	(.052)	.500	.272	.830	(.014)
Distributions from net investment income	(.418)	(.260)	(.462)	(.530)	(.366)
Total distributions	(.418)	(.260)	(.462)	(.530)	(.366)
Net asset value, end of period	$9.43	$9.90	$9.66	$9.85	$9.55
Total Return C,D	(.52)%	5.21%	2.82%	8.79%	(.16)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.72%	.73%	.71%	.71%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.71%	.71%
Expenses net of all reductions	.72%	.72%	.73%	.70%	.71%
Net investment income (loss)	4.93%	3.26%	3.95%	5.06%	4.37%
Supplemental Data
Net assets, end of period (000 omitted)	$12,480	$9,840	$7,689	$12,292	$12,905
Portfolio turnover rate G	26%	37%	40%	29%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$9.66	$9.85	$9.54	$9.93
Income from Investment Operations
Net investment income (loss) A,B	.474	.319	.373	.502	.434
Net realized and unrealized gain (loss)	(.520)	.169	(.105)	.335	(.461)
Total from investment operations	(.046)	.488	.268	.837	(.027)
Distributions from net investment income	(.414)	(.258)	(.458)	(.527)	(.363)
Total distributions	(.414)	(.258)	(.458)	(.527)	(.363)
Net asset value, end of period	$9.43	$9.89	$9.66	$9.85	$9.54
Total Return C,D	(.46)%	5.08%	2.78%	8.88%	(.30)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.76%	.76%	.74%	.74%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.74%	.74%
Expenses net of all reductions	.75%	.76%	.76%	.74%	.74%
Net investment income (loss)	4.90%	3.23%	3.91%	5.03%	4.33%
Supplemental Data
Net assets, end of period (000 omitted)	$234,086	$233,965	$160,929	$253,710	$253,242
Portfolio turnover rate G	26%	37%	40%	29%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Floating Rate High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Direct Lending Fund, LP.
The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 9, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$950,906	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.3 - 8.0 / 2.5	Increase
			Probability rate	50.0%	Increase
			Discount for lack of marketability	20.0%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Market approach	Parity price	$12.35	Increase
		Indicative market price	Mid price	$20.00	Increase
		Black scholes	Discount rate	4.1%	Increase
			Volatility	50.0%	Increase
			Term	2.8	Increase
Bank Loan Obligations	$4,120,090	Market approach	Transaction price	$99.50	Increase
		Discounted cash flow	Probability rate	50.0%	Increase
			Yield	14.4% - 20.3% / 34.7%	Decrease
			Discount rate	9.7%	Decrease
		Indicative market price	Evaluated bid	$35.00 - $99.00 / $90.43	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, partnerships, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,250,952
Gross unrealized depreciation	(15,725,910)
Net unrealized appreciation (depreciation)	$(12,474,958)
Tax Cost	$257,943,225

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,865,372
Capital loss carryforward	$(17,885,221)
Net unrealized appreciation (depreciation) on securities and other investments	$(12,474,958)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,589,397)
Long-term	(14,295,824)
Total capital loss carryforward	$(17,885,221)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$10,589,026	$5,835,875

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP Floating Rate High Income Portfolio	Fidelity Direct Lending Fund, LP	$814,339

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Floating Rate High Income Portfolio	84,750,271	61,774,210

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$8,581.07
Investor Class	249,272.10
	$257,853

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Floating Rate High Income Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Floating Rate High Income Portfolio	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Floating Rate High Income Portfolio	$429

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Floating Rate High Income Portfolio	$52	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,059.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,412.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Floating Rate High Income Portfolio
Distributions to shareholders
Initial Class	$532,009	$234,771
Investor Class	10,057,017	5,601,104
Total	$10,589,026	$5,835,875

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Floating Rate High Income Portfolio
Initial Class
Shares sold	919,892	580,666	$8,982,533	$5,724,796
Reinvestment of distributions	56,333	23,903	532,009	234,771
Shares redeemed	(647,612)	(406,209)	(6,279,623)	(3,998,861)
Net increase (decrease)	328,613	198,360	$3,234,919	$1,960,706
Investor Class
Shares sold	6,591,415	8,388,256	$64,685,388	$83,272,934
Reinvestment of distributions	1,064,107	570,003	10,053,763	5,599,077
Shares redeemed	(6,482,331)	(1,968,012)	(62,414,973)	(19,520,728)
Net increase (decrease)	1,173,191	6,990,247	$12,324,178	$69,351,283

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Floating Rate High Income Portfolio	99%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Floating Rate High Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Floating Rate High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Floating Rate High Income Portfolio
Initial Class	.71%
Actual		$ 1,000	$ 1,046.40	$ 3.66
Hypothetical- B		$ 1,000	$ 1,021.63	$ 3.62
Investor Class	.74%
Actual		$ 1,000	$ 1,046.10	$ 3.82
Hypothetical- B		$ 1,000	$ 1,021.48	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $5,277,040 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

1.9859331.108
VIPFHI-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$41,000	$-	$11,600	$1,100

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$40,000	$-	$12,000	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Stock Selector All Cap Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$59,400	$5,200	$10,600	$1,800
VIP Floating Rate High Income Portfolio	$60,300	$5,200	$10,100	$1,800
VIP Growth Portfolio	$53,000	$4,500	$7,700	$1,500
VIP High Income Portfolio	$70,000	$5,900	$9,000	$2,000
VIP Overseas Portfolio	$55,000	$4,900	$11,200	$1,700
VIP Stock Selector All Cap Portfolio	$39,700	$3,100	$22,100	$1,100

December 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$57,800	$5,600	$10,100	$1,800
VIP Floating Rate High Income Portfolio	$58,700	$5,600	$9,800	$1,800
VIP Growth Portfolio	$51,500	$4,800	$7,100	$1,600
VIP High Income Portfolio	$68,100	$6,300	$8,700	$2,000
VIP Overseas Portfolio	$53,600	$5,300	$10,900	$1,700
VIP Stock Selector All Cap Portfolio	$-	$500	$-	$200

A Amounts may reflect rounding.
B VIP: Stock Selector All Cap Portfolio commenced operations on October 21, 2021.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2022A	December 31, 2021 A,B
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the VIP Stock Selector All Cap Portfolio’s commencement of operations

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A,B
Deloitte Entities	$470,300	$534,700
PwC	$12,992,400	$14,203,300

A Amounts may reflect rounding.
B May include amounts billed prior to the VIP Stock Selector All Cap Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023